EXHIBIT 10.3

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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                           HQ GLOBAL HOLDINGS, INC.,

    VANTAS INCORPORATED (or, after the Acquisitions referred to herein, HQ Merger Subsidiary, Inc. (to be renamed "HQ Global Workplaces, Inc.")), as Borrower,

                                 VARIOUS BANKS,

                             ING CAPITAL (U.S.) LLC,
                               as Managing Agent,

                              BANKERS TRUST COMPANY,
                      as Syndication Agent and Co-Arranger,

                            CITICORP REAL ESTATE, INC.,
                     as Documentation Agent and Co-Arranger,

                                       and

                                  BNP PARIBAS,

                      as Administrative Agent and Arranger

                  ----------------------------------------------

                          Dated as of January 16, 1997

                                       and

                   Amended and Restated as of November 6, 1998

                                       and

                    Amended and Restated as of August 3, 1999

                                   and further

                     Amended and Restated as of May 31, 2000

                  ----------------------------------------------

                                  $275,000,000

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                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 16,
1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, and further amended and restated as of May 31, 2000, among HQ GLOBAL HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Parent"), the Borrower, the Banks party hereto from time to time, ING (U.S.) CAPITAL LLC, as Managing Agent (the "Managing Agent"), BANKERS TRUST COMPANY, as syndication agent and co-arranger (the "Syndication Agent"), CITICORP REAL ESTATE, INC., as documentation agent and co-arranger (the "Documentation Agent"), and BNP PARIBAS (formerly known as Paribas), as administrative agent and arranger (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as therein defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Vantas, the Existing Banks and the Administrative Agent are parties to a Credit Agreement, dated as of January 16, 1997, and amended and restated as of November 6, 1998, and further amended and restated as of August 3, 1999 (as so amended and restated and as the same has been further amended, modified or supplemented to, but not including, the Third Restatement Effective Date, the "Second Amended and Restated Credit Agreement"); and

                  WHEREAS, Vantas has requested that the Second Amended and Restated Credit Agreement be further amended and restated and the Banks and the Administrative Agent are willing to amend and restate the same upon the terms and conditions set forth below;

                  NOW, THEREFORE, the parties hereto agree that the Second Amended and Restated Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

                  Section 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Existing A Term Loan Bank severally agrees to continue, on the Third Restatement Effective Date, the Existing A Term Loans made by such Existing A Term Loan Bank to the Borrower pursuant to the Second Amended and Restated Credit Agreement and outstanding on the Third Restatement Effective Date (immediately prior to giving effect thereto) (such Existing A Term Loans continued as provided above, the "A Term Loans"), which A Term Loans:

                  (i) except as hereafter provided, shall, at the option of the Borrower, be continued and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all A Term Loans made as part of the same Borrowing shall at all times consist of A Term Loans of the same Type; and

                  (ii) shall not exceed for any Existing A Term Loan Bank, in initial principal amount, that amount which equals the aggregate outstanding principal amount of the



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         Existing A Term Loans, if any, made by such Existing A Term Loan Bank and outstanding on the Third Restatement Effective Date (immediately prior to giving effect thereto) as set forth on Schedule I hereto.

Once repaid, A Term Loans incurred hereunder may not be reborrowed.

                  (b) Subject to and upon the terms and conditions set forth herein, each Existing B Term Loan Bank severally agrees to continue, on the Third Restatement Effective Date, the Existing B Term Loans made by such Existing B Term Loan Bank to the Borrower pursuant to the Second Amended and Restated Credit Agreement and outstanding on the Third Restatement Effective Date (immediately prior to giving effect thereto) (such Existing B Term Loans continued as provided above, the "B Term Loans"), which B Term Loans:

                  (i) except as hereafter provided, shall, at the option of the Borrower, be continued and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all B Term Loans made as part of the same Borrowing shall at all times consist of B Term Loans of the same Type; and

                  (ii) shall not exceed for any Existing B Term Loan Bank, in initial principal amount, that amount which equals the aggregate outstanding principal amount of the Existing B Term Loans, if any, made by such Existing B Term Loan Bank and outstanding on the Third Restatement Effective Date (immediately prior to giving effect thereto) as set forth on Schedule I hereto.

Once repaid, B Term Loans incurred hereunder may not be reborrowed.

                  (c) Subject to and upon the terms and conditions set forth herein, each Bank with a C Term Loan Commitment severally agrees to make, on the Third Restatement Effective Date, a term loan (each, a "C Term Loan" and, collectively, the "C Term Loans") to the Borrower, which C Term Loans (i) except as hereafter provided, shall, at the option of the Borrower, be continued and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (x) except as otherwise specifically provided in Section 1.10(b), all C Term Loans made as part of the same Borrowing shall at all times consist of C Term Loans of the same Type and (y) no C Term Loans may be incurred as Eurodollar Loans prior to the Syndication Termination Date, except to the extent incurred on the Initial Eurodollar Loan Borrowing Date and then only so long as any such Eurodollar Loans have an Interest Period of one month (or such shorter period as may be acceptable to the Borrower and the Banks with outstanding C Term Loans) and (ii) shall not exceed for any Bank, in initial aggregate principal amount, that amount which equals the C Term Loan Commitment of such Bank on such date (before giving effect to any reductions thereto on such date pursuant to Section 2.03(b)). Once repaid, C Term Loans incurred hereunder may not be reborrowed.

                  (d) Subject to and upon the terms and conditions set forth herein, each Bank with an Acquisition Loan Commitment severally agrees to make, on the Third Restatement Effective Date, a loan or loans (each, an "Acquisition Loan" and, collectively, the "Acquisition


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

Loans") to the Borrower, which Acquisition Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that except as otherwise specifically provided in Section 1.10(b), all Acquisition Loans comprising the same Borrowing shall at all times be of the same Type and (ii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Acquisition Loan Commitment of such Bank at such time (after giving effect to any reductions thereto on or prior to such date pursuant to Section 2.03(c)(ii)). Once repaid, Acquisition Loans incurred hereunder may not be reborrowed.

                  (e) Subject to and upon the terms and conditions set forth herein, each Bank with an A Revolving Loan Commitment severally agrees at any time and from time to time after the Third Restatement Effective Date and prior to the A Revolving Loan Maturity Date, to make a loan or loans (each, an "A Revolving Loan" and, collectively, the "A Revolving Loans") to the Borrower, which A Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that except as otherwise specifically provided in Section 1.10(b), all A Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, and (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's A RL Percentage and (y) the aggregate amount of all A Letter of Credit Outstandings (exclusive of A Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of A Revolving Loans), equals the Available A Revolving Loan Commitment of such Bank at such time.

                  (f) Subject to and upon the terms and conditions set forth herein, each Bank with a B Revolving Loan Commitment severally agrees at any time and from time to time on and after the Third Restatement Effective Date and prior to the B Revolving Loan Maturity Date, to make a loan or loans (each, a "B Revolving Loan" and, collectively, the "B Revolving Loans") to the Borrower, which B Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that (x) except as otherwise specifically provided in Section 1.10(b), all B Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (y) no B Revolving Loans may be incurred as Eurodollar Loans prior to the Syndication Termination Date, except that Eurodollar Loans may be incurred on the Initial Eurodollar Loan Borrowing Date so long as any Eurodollar Loans incurred on such date have an Interest Period equal to one month (or such shorter period as may be acceptable to the Borrower and the Banks with a B Revolving Loan Commitment), (ii) may be repaid and reborrowed in accordance with the provisions hereof, and (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's B RL Percentage and (y) the aggregate amount of all B Letter of Credit Outstandings (exclusive of B Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of B Revolving Loans), equals the B Revolving Loan Commitment of such Bank at such time.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing hereunder shall not be less than the Minimum Borrowing Amount and, if greater, shall be in integral multiples of (i) in the case of a Borrowing of Base Rate Loans, $100,000 and (ii) in the case of a Borrowing of Eurodollar Loans, $500,000. More than one

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Borrowing may occur on the same date, but at no time shall there be outstanding more than [twenty] Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Administrative Agent at its Notice Office, prior to 10:00 a.m. (New York time) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans. Each such notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A-1, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day),
(iii) whether the Loans being made pursuant to such Borrowing shall constitute A Term Loans, B Term Loans, C Term Loans, A Revolving Loans, B Revolving Loans or Acquisition Loans and (iv) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. Any notice received after 10:00 a.m. (New York time) shall be deemed to be received on the next succeeding Business Day. The Administrative Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters specified in the Notice of Borrowing.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent or the respective Issuing Bank (in the case of Letters of Credit) may, prior to receipt of written confirmation, act without liability upon the basis of telephonic notice believed by the Administrative Agent or the respective Issuing Bank (in the case of Letters of Credit) in good faith to be from the President, Senior Vice President of Finance, the Chief Executive Officer, Chief Financial Officer or Controller of the Borrower. In each such case, the Administrative Agent's or such Issuing Bank's record of the terms of such telephonic notice shall be conclusive absent manifest error.

                  1.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Bank with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified in writing by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the


                                       -4-
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Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower, until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the cost to the Administrative Agent of acquiring overnight federal funds and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if C Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C Term Note" and, collectively, the "C Term Notes"), (iv) if Acquisition Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each, an "Acquisition Note" and collectively, the "Acquisition Notes"), (v) if A Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (each, an "A Revolving Note" and, collectively, the "A Revolving Notes") and (vi) if B Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (each, a "B Revolving Note" and, collectively, the "B Revolving Notes").

                  (b) The A Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the principal amount of the A Term Loans continued by such Bank on the Third Restatement Effective Date (or, in the case of any A Term
Note issued after the Third Restatement Effective Date, in a stated principal amount equal to the outstanding principal amount of the A Term Loans of such Bank on the date of the issuance thereof) and be payable in the principal amount of A Term Loans evidenced thereby from time to time, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans


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and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (c) The B Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the principal amount of the B Term Loans continued by such Bank on the Third Restatement Effective Date (or, in the case of any B Term
Note issued after the Third Restatement Effective Date, in a stated principal amount equal to the outstanding principal amount of the B Term Loans of such Bank on the date of the issuance thereof) and be payable in the principal amount of B Term Loans evidenced thereby from time to time, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in
Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (d) The C Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the C Term Loan Commitment of such Bank on the Third Restatement Effective Date (or, in the case of any C Term Note issued after the Third Restatement Effective Date, in a stated principal amount equal to the outstanding principal amount of the C Term Loan of such Bank on the date of the issuance thereof) and be payable in the principal amount of C Term Loans evidenced thereby from time to time, (iv) mature on the C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (e) The Acquisition Note issued to each Bank with an Acquisition Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the Acquisition Loan Commitment of such Bank (or, in the case of any Acquisition
Note issued after the Acquisition Loan Termination Date, in a stated principal amount equal to the outstanding principal amount of the Acquisition Loans of such Bank on the date of the issuance thereof) and be payable in the principal amount of the Acquisition Loans evidenced thereby, (iv) mature on the Acquisition Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

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                  (f) The A Revolving Note issued to each Bank with an A
Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the A Revolving Loan Commitment of such Bank and be payable in the principal amount of the A Revolving Loans evidenced thereby, (iv) mature on the A Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in
Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (g) The B Revolving Note issued to each Bank with a B Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Third Restatement Effective Date, (iii) be in a stated principal amount equal to the B Revolving Loan Commitment of such Bank and be payable in the principal amount of the B Revolving Loans evidenced thereby, (iv) mature on the B Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in
Section 3.01, and mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (h) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or the making of an incorrect notation shall not affect the Borrower's obligations in respect of such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion at least equal to the Minimum Borrowing Amount of the outstanding principal amount of the Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one Type of Loan into a Borrowing or Borrowings (of the same Tranche) of the other Type of Loan; provided that:

                  (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto;

                  (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion;

                  (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings than is permitted under Section 1.02; and


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                  (iv) prior to the Syndication Termination Date, no C Term Loan or B Revolving Loan may be converted into a Eurodollar Loan, except that on the Initial Eurodollar Loan Borrowing Date, C Term Loans and B Revolving Loans may be converted into Eurodollar Loans with an Interest Period of one month (or such shorter period as may be acceptable to the Borrower and the Banks with Loans and/or Commitments under the respective Tranche).

Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") which notice shall be in the form of Exhibit A-2, appropriately completed to specify the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their respective C Term Loan Commitments, Acquisition Loan Commitments, A Revolving Loan Commitments or B Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date of the Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Quoted Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time and (y) the rate which is 2% in excess of the rate borne by such Loans. Interest which accrues under this Section 1.08(c) shall be payable on demand.


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


                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Notwithstanding anything to the contrary in this Agreement or in the Second Amended and Restated Credit Agreement, all accrued (but theretofore unpaid) interest with respect to Loans under, and as defined in, the Second Amended and Restated Credit Agreement which were outstanding prior to the Third Restatement Effective Date shall be payable on the Third Restatement Effective Date.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Quoted Rate for the Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  (f) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or prior to 10:00 a.m. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each, an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period (or, in the case of a Borrowing of Eurodollar Loans prior to the Syndication Termination Date, such shorter period as may be acceptable to the Borrower and the Banks with Loans and/or Commitments under the respective Tranche); provided that:

                  (i) all Eurodollar Loans comprising a single Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period for a Borrowing under a Tranche shall be selected which extends beyond the respective Maturity Date of such Tranche;

                  (vi) no Interest Period may be selected at any time when any Default or Event of Default is then in existence;

                  (vii) no Interest Period in respect of any Borrowing of A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans will be required to be made under Section 3.02(A)(b), (c), (d) or (e), as the case may be, if, after giving effect to the selection of such Interest Period, the aggregate principal amount of such A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans, as the case may be, maintained as Eurodollar Loans which have Interest Periods expiring after such date will be in excess of the aggregate principal amount of such A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment; and

                  (viii) no Interest Period in respect of any Borrowing of C Term Loans or B Revolving Loans may be selected prior to the Syndication Termination Date, except that Interest Periods of one month (or such shorter period as may be acceptable to the Borrower and the Banks with Loans and/or Commitments under the respective Tranche) may be selected with respect to such Loans on the Initial Eurodollar Loan Borrowing Date.

If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans the Borrower has failed to elect a new Interest Period to be applicable to such Eurodollar Loans as provided above or a Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the Original Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Original Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted
         Rate) and/or (y) other circumstances since the Original Effective Date affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the Original Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (if by telephone, promptly confirmed in writing) to the Borrower, and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii), cancel the respective Borrowing or conversion, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan; provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time after the Original Effective Date hereof, any Bank determines that the introduction of or any change in applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable; provided that such Bank's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c).

                  1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain:
(i) if for any reason (other than a default by such Bank or any Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 3.02 or as a result of an acceleration of the Loans pursuant to
Section 9 and including any repayment of Loans under, and as defined in, the Second Amended and Restated Credit Agreement on the Third Restatement Effective Date from the proceeds of Loans) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b). A Bank's basis for requesting compensation pursuant to this Section, and a Bank's calculations of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                  1.12 Replacement of Banks. (x) If any Bank becomes a Defaulting Bank or (y) if any Bank (other than the Administrative Agent) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Sections 12.12(b) and 12.17(b), then the Borrower shall have the right, in accordance with Section 12.04(b), if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with any other Bank or with one or more Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the A Revolving Loan Commitment (and A Revolving Loans outstanding pursuant thereto), if any, and the B Revolving Loan Commitment (and B Revolving Loans outstanding pursuant thereto), if any, of the Replaced Bank with an identical A Revolving Loan Commitment (and A Revolving Loans outstanding pursuant thereto) and/or an identical B Revolving Loan Commitment (and B Revolving Loans outstanding pursuant thereto), in each case provided by the Replacement Bank or (b) in the case of a replacement as provided
Section 12.12(b) and/or Section 12.17(b) when a consent of the respective Bank is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Loans of such Bank in respect of each Tranche when a consent of such Bank would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Bank; provided that:

                  (i) at the time of any replacement pursuant to this Section 1.12, the Replacement Bank shall enter into one or more assignment agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of (or, in the case of the replacement of only (a) the A Revolving Loan Commitment, the A Revolving Loan Commitment and outstanding A Revolving Loans and participations in A Letter of Credit Outstandings, (b) the B Revolving Loan Commitment, the B Revolving Loan Commitment and outstanding B Revolving Loans and participations in B Letter of Credit Outstandings,
         (c) the Acquisition Loan Commitment, prior to the Acquisition Loan Termination Date, the Acquisition Loan Commitment and outstanding Acquisition Loans and thereafter, the outstanding Acquisition Loans,
         (d) the A Term Loans, the outstanding A Term Loans, (e) the B Term Loans, the outstanding B Term Loans, and/or (f) the C Term Loans, the outstanding C Term Loans), the Replaced Bank and in each case (except for replacement of only the outstanding A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans of the respective Bank) participations in relevant Letters of Credit by, the

         Replaced Bank and in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or, in the case of the replacement of only (I) the A Revolving Loan Commitment, the outstanding A Revolving Loans, (II) the B Revolving Loan Commitment, the outstanding B Revolving Loans, (III) prior to the Acquisition Loan Termination Date, the Acquisition Loan Commitment, the outstanding Acquisition Loans, (IV) after the Acquisition Loan Termination Date, the outstanding Acquisition Loans of the Replaced Bank, (V) the A Term Loans, the outstanding A Term Loans,
         (VI) the B Term Loans, the outstanding B Term Loans, and (VII) the C Term Loans, the outstanding C Term Loans), of the Replaced Bank and (B) except in the case of the replacement of only the outstanding A Term Loans, B Term Loans, C Term Loans and/or Acquisition Loan Commitment or outstanding Acquisition Loans of the Replaced Bank, an amount equal to such Replaced Bank's A RL Percentage of all A Unpaid Drawings (in a case of any replacement of the A Revolving Loan Commitment of the Replaced Bank) and/or an amount equal to such Replaced Bank's B RL Percentage of all B Unpaid Drawings (in the case of any replacement of the B Revolving Loan Commitment of the Replaced Bank), in each case that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank but only with respect to the relevant Tranche, in the case of the replacement of less than all the Tranches of Loans then held by the respective Replaced Bank) pursuant to Section
         2.01 hereof and (y) except in the case of the replacement of only the outstanding A Term Loans, B Term Loans, C Term Loans, Acquisition Loan Commitment or Acquisition Loans of the Replaced Bank, the Issuing Bank or Issuing Banks, an amount equal to such Replaced Bank's A RL Percentage of any A Unpaid Drawing (in the case of any replacement of the A Revolving Loan Commitment of the Replaced Bank) and/or an amount equal to such Replaced Bank's B RL Percentage of any B Unpaid Drawing (in the case of any replacement of the B Revolving Loan Commitment of the Replaced Bank) (in each case, to the extent any such Unpaid Drawing remains an Unpaid Drawing at such time) with respect to a Letter of Credit issued by such Issuing Bank to the extent such amount was not theretofore funded by such Replaced Bank; and

                  (ii) all obligations of the Borrower owing to the Replaced Bank (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Bank which will remain outstanding after giving effect to the respective replacement) shall be paid in full by the Borrower to such Replaced Bank concurrently with such replacement.

Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 7.16 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes, executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder, unless the respective Replaced Bank continues to have outstanding A Term Loans, B Term Loans, C Term Loans, an Acquisition Loan Commitment or Acquisition Loans, an A Revolving Loan Commitment or a B Revolving Loan Commitment hereunder, the Replaced Bank shall cease to constitute a Bank hereunder with respect to the Loans and Commitments so transferred, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank, and the RL Percentages and Acquisition Commitment Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement.

                  Section 1A.  A Letters of Credit.

                  1A.01 A Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request any A Issuing Bank at any time and from time to time after the Third Restatement Effective Date and prior to the third Business Day immediately preceding the A Revolving Loan Maturity Date to issue, for the account of the Borrower or any of its Subsidiaries and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness, an irrevocable standby letter of credit in a form customarily used by such A Issuing Bank or in such other form as has been approved by such A Issuing Bank in support of said L/C Supportable Indebtedness (each such letter of credit, an "A Letter of Credit" and, collectively, the "A Letters of Credit"). All A Letters of Credit shall be denominated in Dollars. In the event an A Letter of Credit is issued for the account of a Subsidiary of the Borrower, the Borrower agrees that it shall be obligated with respect to the A Letter of Credit Outstandings related to such A Letter of Credit notwithstanding that such A Letter of Credit was issued for the account of a Subsidiary of the Borrower.

                  (b) Each A Issuing Bank (other than Paribas) may agree in its sole discretion and Paribas hereby agrees that it will (subject to the terms and conditions contained herein), at any time and from time to time after the Third Restatement Effective Date and prior to the A Revolving Loan Maturity Date, following its receipt of the respective A Letter of Credit Request, issue for the account of the Borrower or any of its Subsidiaries one or more A Letters of Credit in support of such L/C Supportable Indebtedness as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective A Issuing Bank shall be under no obligation to issue any A Letter of Credit if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such A Issuing Bank from issuing such A Letter of Credit or any requirement of law applicable to such A Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such A Issuing Bank shall prohibit, or request that such A Issuing Bank refrain from, the issuance of letters of credit generally or such A Letter of Credit in particular or shall impose upon such A Issuing Bank with respect to such A Letter of Credit any restriction or reserve or capital requirement (for which such A Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such A Issuing Bank as of the date hereof and which such A Issuing Bank in good faith deems material to it;

                  (ii) such A Issuing Bank shall have received a notice of the type described in the second sentence of Section 1A.03(b) from any Bank prior to the issuance of such A Letter of Credit; or

                  (iii) a Bank Default exists, unless such A Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such A Issuing Bank's risk with respect to the Bank which is the subject of the Bank Default, including by cash collateralizing such Bank's A RL Percentage of the A Letter of Credit Outstandings.

                  (c) Notwithstanding the foregoing, (i) no A Letter of Credit shall be issued the Stated Amount of which, when added to the A Letter of Credit Outstandings (exclusive of A Unpaid Drawings which are repaid on the date of, prior to the issuance of, the respective A Letter of Credit) at such time, would exceed (x) $25,000,000 or (y) when added to the aggregate principal amount of all A Revolving Loans then outstanding, an amount equal to the Total Available A Revolving Loan Commitment then in effect (after giving effect to any reductions to the Total A Revolving Loan Commitment on such date) and (ii) each A Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such A Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the A Revolving Loan Maturity Date, on terms acceptable to the A Issuing Bank) and (y) the third Business Day immediately preceding the A Revolving Loan Maturity Date.

                  (d) Schedule XVI hereto contains a description of all letters of credit issued by (x) any Issuing Bank (as defined in the Second Amended and Restated Credit Agreement) pursuant to, or existing under, the Second Amended and Restated Credit Agreement and outstanding on the Third Restatement Effective Date, (y) Morgan Guaranty pursuant to, or existing under, the Existing HQ Credit Agreement and outstanding on the Third Restatement Effective Date and (z) First Union pursuant to, or existing under, the Existing HQ Credit Agreement and outstanding on the Third Restatement Effective Date and sets forth, with respect to each such letter of credit, (i) the name of the issuing bank, (ii) the letter of credit number, (iii) the stated amount, (iv) the name of the beneficiary and
(v) the expiry date. Each such letter of credit, including any extension or renewal thereof (each, as amended, extended or replaced from time to time in accordance with the terms thereof and the L/C Reimbursement Agreement governing same, an "Existing Letter of Credit") shall (x) upon the delivery of an A Revolving Facility Borrowing Certificate to the issuing bank thereunder, the Administrative Agent and each Bank designating such Existing Letter of Credit as an "A Letter of Credit" hereunder and (y) so long as the issuing bank thereunder is an A Issuing Bank with respect to such Existing Letter of Credit at the time of the delivery of such certificate as contemplated by the definition of A Issuing Bank, constitute an "A Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 1A.04(a), on such date of designation and the respective issuer thereof shall constitute the "A Issuing Bank" with respect to such A Letter of Credit for all purposes of this Agreement.

                  1A.02 Minimum Stated Amount. The Stated Amount of each A Letter of Credit shall be not less than $25,000 or such lesser amount as is acceptable to the A Issuing Bank but in no event shall there be more than 75 A Letters of Credit outstanding at any one time.

                  1A.03 A Letter of Credit Requests. (a) Whenever the Borrower desires that an A Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective A Issuing Bank at least 7 Business Days' (or such shorter period as is acceptable to the respective A Issuing Bank in any given case) written notice prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit B-7 (each, a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request with respect to an A Letter of Credit shall be deemed to be a representation and warranty by the Borrower that such A Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 1A.01(c). Unless the A Issuing Bank has received notice from any Bank before it issues an A Letter of Credit that one or more of the conditions specified in Section 5 are not then satisfied, or that the issuance of such A Letter of Credit would violate Section 1A.01(c), then such A Issuing Bank may issue the requested A Letter of Credit for the account of the Borrower in accordance with the A Issuing Bank's usual and customary practices.

                  1A.04 A Letter of Credit Participations. (a) Immediately upon the issuance by the respective A Issuing Bank of any A Letter of Credit (or, in the case of an Existing Letter of Credit, upon the incorporation of such Existing Letter of Credit as an A Letter of Credit hereunder as contemplated by
Section 1A.01(d)), such A Issuing Bank shall be deemed to have sold and transferred to each Bank with an A Revolving Loan Commitment, other than such A Issuing Bank (each such Bank, in its capacity under this Section 1A.04, an "A Participant"), and each such A Participant shall be deemed irrevocably and unconditionally to have purchased and received from such A Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such A Participant's A RL Percentage in such A Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the A Revolving Loan Commitments of the Banks pursuant to Section 12.04, it is hereby agreed that, with respect to all outstanding A Letters of Credit and A Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 1A.04 to reflect the new A RL Percentages of the assignor and assignee Bank or of all Banks with A Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any A Letter of Credit, the A Issuing Bank shall not have any obligation relative to the other Banks other than to confirm that any documents required to be delivered under such A Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such A Letter of Credit. Any action taken or omitted to be taken by any A Issuing Bank under or in connection with any A Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such A Issuing Bank any resulting liability to the Borrower or any Bank.

                  (c) In the event that any A Issuing Bank makes any payment under any A Letter of Credit and the Borrower shall not have reimbursed such amount in full to the A Issuing Bank pursuant to Section 1A.05(a), such A Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each A Participant of such failure, and each A Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such A Issuing Bank the amount of such A Participant's A RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 a.m. (New York time) on any Business Day, any A Participant required to fund a payment under an A Letter of Credit, such A Participant shall make available to the Administrative Agent at the Payment Office of the Administrative Agent for the account of such A Issuing Bank in Dollars such A Participant's A RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such A Participant shall not have so made its A RL Percentage of the amount of such payment available to the Administrative Agent for the account of such A Issuing Bank, such A Participant agrees to pay to the Administrative Agent for the account of such A Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such A Issuing Bank at the overnight Federal Funds Rate. The failure of any A Participant to make available to the Administrative Agent for the account of such A Issuing Bank its A RL Percentage of any payment under any A Letter of Credit shall not relieve any other A Participant of its obligation hereunder to make available to the Administrative Agent for the account of such A Issuing Bank its A RL Percentage of any A Letter of Credit on the date required, as specified above, but no A Participant shall be responsible for the failure of any other A Participant to make available to the Administrative Agent for the account of such A Issuing Bank such other A Participant's A RL Percentage of any such payment.

                  (d) Whenever any A Issuing Bank receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such A Issuing Bank any payments from the A Participants pursuant to clause (c) above, such A Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay each A Participant which has paid its A RL Percentage thereof, in Dollars and in same day funds, an amount equal to such A Participant's share (based on the proportionate aggregate amount funded by such A Participant to the aggregate amount funded by all A Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) The obligations of the A Participants to make payments to the Administrative Agent for the account of each A Issuing Bank with respect to A Letters of Credit issued shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in an A Letter of Credit, any transferee of any A Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any A Participant, or any other Person, whether in connection with this Agreement, any A Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such A Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any A Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  1A.05 Agreement to Repay A Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective A Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office (or by making the payment directly to such A Issuing Bank at such location as may otherwise have been agreed upon by the Borrower and such A Issuing Bank), for any payment or disbursement made by such A Issuing Bank under any A Letter of Credit (each such amount so paid until reimbursed, an "A Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such A Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such A Issuing Bank is reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus 4.25%, in each case with such interest to be payable on demand (it being understood that the Borrower may, subject to Section 1.01(e) and the other relevant requirements of this Agreement, incur A Revolving Loans and apply the proceeds thereof to repay any A Unpaid Drawing).

                  (b) The obligations of the Borrower under this Section 1A.05 to reimburse the respective A Issuing Bank with respect to A Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as A Issuing Bank or as A Participant), including, without limitation, any defense based upon the failure of any drawing under an A Letter of Credit (each an "A Drawing") to conform to the terms of the A Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such A Drawing; provided, however, that the Borrower shall not be obligated to reimburse any A Issuing Bank for any wrongful payment made by such A Issuing Bank under an A Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such A Issuing Bank.

                  1A.06 Increased Costs. If at any time after the Original Effective Date hereof any A Issuing Bank or any A Participant determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such A Issuing Bank or any A Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such A Issuing Bank or participated in by any A Participant, or (ii) impose on such A Issuing Bank or any A Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any A Letter of Credit; and the result of any of the foregoing is to increase the cost to such A Issuing Bank or any A Participant of issuing, maintaining or participating in any A Letter of Credit, or reduce the amount of any sum received or receivable by such A Issuing Bank or any A Participant hereunder or reduce the rate of return on its capital with respect to A Letters of Credit, then, upon demand to the Borrower by such A Issuing Bank or any A Participant (a copy of which demand shall be sent by such A Issuing Bank or such A Participant to the Administrative Agent), the Borrower shall pay to such A Issuing Bank or such A Participant such additional amount or amounts as will compensate such A Issuing Bank or A Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Such A Issuing Bank or such A Participant, upon determining that any additional amounts will be payable pursuant to this Section 1A.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such A Issuing Bank or such A Participant (a copy of which certificate shall be sent by such A Issuing Bank or such A Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such A Issuing Bank or such A Participant, although failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1A.06. The certificate required to be delivered pursuant to this Section 1A.06 shall, absent manifest error, be final, conclusive and binding on the Borrower.

                  Section 1B.  B Letters of Credit.

                  1B.01 B Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request any B Issuing Bank at any time and from time to time on and after the Third Restatement Effective Date and prior to the third Business Day immediately preceding the B Revolving Loan Maturity Date to issue, for the account of the Borrower or any of its Subsidiaries and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness, an irrevocable standby letter of credit in a form customarily used by such B Issuing Bank or in such other form as has been approved by such B Issuing Bank in support of said L/C Supportable Indebtedness (each such letter of credit, a "B Letter of Credit" and, collectively, the "B Letters of Credit"). All B Letters of Credit shall be denominated in Dollars. In the event a B Letter of Credit is issued for the account of a Subsidiary of the Borrower, the Borrower agrees that it shall be obligated with respect to the B Letter of Credit Outstandings related to such B Letter of Credit notwithstanding that such B Letter of Credit was issued for the account of a Subsidiary of the Borrower.

                  (b) Each B Issuing Bank (other than Paribas) may agree in its sole discretion and Paribas hereby agrees that it will (subject to the terms and conditions contained herein), at any time and from time to time after the Third Restatement Effective Date and prior to the B Revolving Loan Maturity Date, following its receipt of the respective B Letter of Credit Request, issue for the account of the Borrower or any of its Subsidiaries one or more B Letters of Credit in support of such L/C Supportable Indebtedness as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective B Issuing Bank shall be under no obligation to issue any B Letter of Credit if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such B Issuing Bank from issuing such B Letter of Credit or any requirement of law applicable to such B Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such B Issuing Bank shall prohibit, or request that such B Issuing Bank refrain from, the issuance of letters of credit generally or such B Letter of Credit in particular or shall impose upon such B Issuing Bank with respect to such B Letter of Credit any restriction or reserve or capital requirement (for which such B Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such B Issuing Bank as of the date hereof and which such B Issuing Bank in good faith deems material to it;

                  (ii) such B Issuing Bank shall have received a notice of the type described in the second sentence of Section 1B.03(b) from any Bank prior to the issuance of such B Letter of Credit; or

                  (iii) a Bank Default exists, unless such B Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such B Issuing Bank's risk with respect to the Bank which is the subject of the Bank Default, including by cash collateralizing such Bank's B RL Percentage of the B Letter of Credit Outstandings.

                  (c) Notwithstanding the foregoing, (i) no B Letter of Credit shall be issued the Stated Amount of which, when added to the B Letter of Credit Outstandings (exclusive of B Unpaid Drawings which are repaid on the date of, prior to the issuance of, the respective B Letter of Credit) at such time, would exceed (x) $15,000,000 or (y) when added to the aggregate principal amount of all B Revolving Loans then outstanding, an amount equal to the Total B Revolving Loan Commitment then in effect (after giving effect to any reductions to the Total B Revolving Loan Commitment on such date) and (ii) each B Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such B Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the B Revolving Loan Maturity Date, on terms acceptable to the B Issuing Bank) and (y) the third Business Day immediately preceding the B Revolving Loan Maturity Date.

                  1B.02 Minimum Stated Amount. The Stated Amount of each B Letter of Credit shall be not less than $25,000 or such lesser amount as is acceptable to the B Issuing Bank but in no event shall there be more than 50 B Letters of Credit outstanding at any one time.

                  1B.03 B Letter of Credit Requests. (a) Whenever the Borrower desires that a B Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective B Issuing Bank at least 7 Business Days' (or such shorter period as is acceptable to the respective B Issuing Bank in any given case) written notice prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of a Letter of Credit Request.

                  (b) The making of each Letter of Credit Request with respect to a B Letter of Credit shall be deemed to be a representation and warranty by the Borrower that such B Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 1B.01(c). Unless the B Issuing Bank has received notice from any Bank before it issues a B Letter of Credit that one or more of the conditions specified in Section 5 are not then satisfied, or that the issuance of such B Letter of Credit would violate Section 1B.01(c), then such B Issuing Bank may issue the requested B Letter of Credit for the account of the Borrower in accordance with the B Issuing Bank's usual and customary practices.

                  1B.04 B Letter of Credit Participations. (a) Immediately upon the issuance by the respective B Issuing Bank of any B Letter of Credit, such B Issuing Bank shall be deemed to have sold and transferred to each Bank with a B Revolving Loan Commitment, other than such B Issuing Bank (each such Bank, in its capacity under this Section 1B.04, a "B Participant"), and each such B Participant shall be deemed irrevocably and unconditionally to have purchased and received from such B Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such B Participant's B RL Percentage in such B Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the B Revolving Loan Commitments of the Banks pursuant to
Section 12.04, it is hereby agreed that, with respect to all outstanding B Letters of Credit and B Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 1B.04 to reflect the new B RL Percentages of the assignor and assignee Bank or of all Banks with B Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any B Letter of Credit, the B Issuing Bank shall not have any obligation relative to the other Banks other than to confirm that any documents required to be delivered under such B Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such B Letter of Credit. Any action taken or omitted to be taken by any B Issuing Bank under or in connection with any B Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such B Issuing Bank any resulting liability to the Borrower or any Bank.

                  (c) In the event that any B Issuing Bank makes any payment under any B Letter of Credit and the Borrower shall not have reimbursed such amount in full to the B Issuing Bank pursuant to Section 1B.05(a), such B Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each B Participant of such failure, and each B Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such B Issuing Bank the amount of such B Participant's B RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 a.m. (New York time) on any Business Day, any B Participant required to fund a payment under a B Letter of Credit, such B Participant shall make available to the

Administrative Agent at the Payment Office of the Administrative Agent for the account of such B Issuing Bank in Dollars such B Participant's B RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such B Participant shall not have so made its B RL Percentage of the amount of such payment available to the Administrative Agent for the account of such B Issuing Bank, such B Participant agrees to pay to the Administrative Agent for the account of such B Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such B Issuing Bank at the overnight Federal Funds Rate. The failure of any B Participant to make available to the Administrative Agent for the account of such B Issuing Bank its B RL Percentage of any payment under any B Letter of Credit shall not relieve any other B Participant of its obligation hereunder to make available to the Administrative Agent for the account of such B Issuing Bank its B RL Percentage of any B Letter of Credit on the date required, as specified above, but no B Participant shall be responsible for the failure of any other B Participant to make available to the Administrative Agent for the account of such B Issuing Bank such other B Participant's B RL Percentage of any such payment.

                  (d) Whenever any B Issuing Bank receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such B Issuing Bank any payments from the B Participants pursuant to clause (c) above, such B Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay each B Participant which has paid its B RL Percentage thereof, in Dollars and in same day funds, an amount equal to such B Participant's share (based on the proportionate aggregate amount funded by such B Participant to the aggregate amount funded by all B Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) The obligations of the B Participants to make payments to the Administrative Agent for the account of each B Issuing Bank with respect to B Letters of Credit issued shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a B Letter of Credit, any transferee of any B Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any B Participant, or any other Person, whether in connection with this Agreement, any B Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such B Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any B Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  1B.05 Agreement to Repay B Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective B Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office (or by making the payment directly to such B Issuing Bank at such location as may otherwise have been agreed upon by the Borrower and such B Issuing Bank), for any payment or disbursement made by such B Issuing Bank under any B Letter of Credit (each such amount so paid until reimbursed, a "B Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such B Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such B Issuing Bank is reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus 4.50%, in each case with such interest to be payable on demand (it being understood that the Borrower may, subject to Section 1.01(f) and the other relevant requirements of this Agreement, incur B Revolving Loans and apply the proceeds thereof to repay any B Unpaid Drawing).

                  (b) The obligations of the Borrower under this Section 1B.05 to reimburse the respective B Issuing Bank with respect to B Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as B Issuing Bank or as B Participant), including, without limitation, any defense based upon the failure of any drawing under a B Letter of Credit (each, a "B Drawing") to conform to the terms of the B Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such B Drawing; provided, however, that the Borrower shall not be obligated to reimburse any B Issuing Bank for any wrongful payment made by such B Issuing Bank under a B Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such B Issuing Bank.

                  1B.06 Increased Costs. If at any time after the Third Restatement Effective Date hereof any B Issuing Bank or any B Participant determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such B Issuing Bank or any B Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such B Issuing Bank or participated in by any B Participant, or (ii) impose on such B Issuing Bank or any B Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any B Letter of Credit; and the result of any of the foregoing is to increase the cost to such B Issuing Bank or any B Participant of issuing, maintaining or participating in any B Letter of Credit, or reduce the amount of any sum received or receivable by such B Issuing Bank or any B Participant hereunder or reduce the rate of return on its capital with respect to B Letters of Credit, then, upon demand to the Borrower by such B Issuing Bank or any B Participant (a copy of which demand shall be sent by such B Issuing Bank or such B Participant to the Administrative Agent), the Borrower shall pay to such B Issuing Bank or such B Participant such additional amount or amounts as will compensate such B Issuing Bank or B Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Such B Issuing Bank or such B Participant, upon determining that any additional amounts will be payable pursuant to this Section 1B.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such B Issuing Bank or such B Participant (a copy of which certificate shall be sent by such B Issuing Bank or such B Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such B Issuing Bank or such B Participant, although failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1B.06. The certificate required to be delivered pursuant to this Section 1B.06 shall, absent manifest error, be final, conclusive and binding on the Borrower.

                  Section 2. Commitment Commission; Fees; Reductions of Commitment.

                  2.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Bank with a Revolving Loan Commitment or an Acquisition Loan Commitment a commitment commission (the "Commitment Commission") for the period from and including the Third Restatement Effective Date to and excluding the later of the Acquisition Loan Termination Date and the B Revolving Loan Maturity Date (or such earlier date as the Total Commitment shall have been terminated) computed at a rate for each day equal to 1/2 of 1% per annum on the daily Aggregate Unutilized Commitment of such Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the later of the Acquisition Loan Termination Date and the B Revolving Loan Maturity Date or such earlier date upon which the Total Commitment is terminated.

                  (b) The Borrower agrees to pay to each (x) A Issuing Bank, for its own account, a facing fee in respect of each A Letter of Credit issued by such A Issuing Bank hereunder, for the period from and including the date of issuance of such A Letter of Credit (which, in the case of an Existing Letter of Credit, shall be deemed to be the date such Existing Letter of Credit is incorporated hereunder as an "A Letter of Credit" in accordance with the requirements of Section 1A.01(d)) to and including the date of termination of such A Letter of Credit, equal to 1/4 of 1% per annum of the daily Stated Amount of such A Letter of Credit and (y) B Issuing Bank, for its own account, a facing fee in respect of each B Letter of Credit issued by such B Issuing Bank hereunder, for the period from and including the date of issuance of such B Letter of Credit to and including the date of termination of such B Letter of Credit, equal to 1/4 of 1% per annum of the daily Stated Amount of such B Letter of Credit (with all facing fees payable as provided in this clause (b) being herein called "Facing Fees"); provided that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable quarterly in arrears to the respective Issuing Bank in respect of each Letter of Credit issued by it on each Quarterly Payment Date and (i) in the case of a Facing Fee payable pursuant to the preceding clause (x) above, the date of the termination of the Total A Revolving Loan Commitment on which no A Letters of Credit remain outstanding and (ii) in the case of a Facing Fee payable pursuant to the preceding clause (y) above, the date of the termination of the Total B Revolving Loan Commitment on which no B Letters of Credit remain outstanding.

                  (c) The Borrower agrees to pay to the Administrative Agent for distribution to each Bank (x) with an A Revolving Loan Commitment, a letter of credit fee in respect of each A Letter of Credit issued hereunder, for the period from and including the date of issuance of such A Letter of Credit (which, in the case of an Existing Letter of Credit, shall be deemed to be the date such Existing Letter of Credit is incorporated hereunder as an "A Letter of Credit" in accordance with the requirements of Section 1A.01(d)) to and including the date of termination of such A Letter of Credit, computed at a rate per annum equal to the product of (i) the Applicable Margin for A Revolving Loans which are maintained as Eurodollar Loans and (ii) the daily Stated Amount of such A Letter of Credit and (y) with a B Revolving Loan Commitment, a letter of credit fee in respect of each B Letter of Credit issued hereunder, for the period from and including the date of issuance of such B Letter of Credit to and including the date of termination of such B Letter of Credit, computed at a rate per annum equal to the product of (i) the Applicable Margin for B Revolving Loans which are maintained as Eurodollar Loans and (ii) the daily Stated Amount of such B Letter of Credit (with all letter of credit fees payable as provided in this clause (c) being herein called "Letter of Credit Fees"). Letter of Credit Fees shall be distributed by the Administrative Agent to the Banks on the basis of their respective A RL Percentage and/or B RL Percentage, as the case may be, as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and (A) in the case of the Letter of Credit Fees payable pursuant to preceding clause (x) above, on the date of the termination of the Total A Revolving Loan Commitment on which no A Letters of Credit remain outstanding and (B) in the case of the Letter of Credit Fees payable pursuant to the preceding clause (y) above, on the date of the termination of the Total B Revolving Loan Commitment on which no B Letters of Credit remain outstanding.

                  (d) The Borrower hereby agrees to pay in immediately available funds directly to the Issuing Bank upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by the Issuing Bank such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which the Issuing Bank is customarily charging for issuances of, drawings under (including wire charges) or amendments of, letters of credit issued by it or such alternative amounts as may have been agreed upon in writing by the Borrower and the Issuing Bank.

                  (e) Notwithstanding anything to the contrary contained in this Agreement or in the Second Amended and Restated Credit Agreement, all unpaid Fees included, and as defined in, the Second Amended and Restated Credit Agreement (including, without limitation, Commitment Commissions, Facing Fees, and Letter of Credit Fees (each as defined in the

Second Amended and Restated Credit Agreement) accrued prior to the Third Restatement Effective Date) shall be payable on the Third Restatement Effective Date.

                  (f) The Borrower shall pay to each Bank and each Agent, for its account, such other fees and other consideration as have been agreed to in writing by Vantas, the Parent and/or any of their respective Subsidiaries or Affiliates and such Bank or such Agent, when and as due.

                  2.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Acquisition Loan Commitment at such time or the Total Unutilized Revolving Loan Commitment at such time, in whole or in part; provided that (I) any partial reduction pursuant to this Section 2.02 shall be in integral multiples of at least $100,000 and (II) any reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 2.02(a) shall be applied on a pro rata basis to reduce the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment (based upon the relative amounts of the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment, in each case as in effect before giving effect to the respective reduction), provided however that no such reduction to the Total Unutilized Revolving Loan Commitment shall be permitted to be made pursuant to this Section 2.02(a) if the effect thereof is to cause either (x) the sum of (x) the aggregate principal amount of all A Revolving Loans then outstanding plus (y) the aggregate amount of all A Letter of Credit Outstandings at such time to exceed the Total Available A Revolving Loan Commitment after giving effect to the reduction thereto pursuant to this Section 2.02(a) or (y) the sum of (x) the aggregate principal amount of all B Revolving Loans then outstanding plus (y) the aggregate amount of all B Letter of Credit Outstandings at such time to exceed the Total B Revolving Loan Commitment after giving effect to the reduction thereto pursuant to this Section 2.02(a). Each reduction to (x) the Total Acquisition Loan Commitment pursuant to this Section 2.02(a) shall apply to proportionately and permanently reduce the Acquisition Loan Commitment of each Bank with such a Commitment (based on their respective Acquisition Commitment Percentages), (y) the Total A Revolving Loan Commitment pursuant to this Section 2.02(a) shall apply to proportionately and permanently reduce the A Revolving Loan Commitment of each Bank with such a Commitment (based on their respective A RL Percentages) and (z) the Total B Revolving Loan Commitment pursuant to this
Section 2.02(a) shall apply to proportionally and permanently reduce the B Revolving Loan Commitment of each Bank with such a Commitment (based on their respective B RL Percentages).

                  (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 12.12(b) and/or Section 12.17(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), to terminate all of the Acquisition Loan Commitment (if any), the A Revolving Loan Commitment (if any) and/or the B Revolving Loan Commitment (if any) of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Bank (other than amounts owing in respect of A Term Loans, B Term Loans, C Term Loans, Acquisition Loans, A Revolving Loans or B Revolving Loans maintained by such Bank, if such A Term Loans, B Term Loans, C Term Loans, Acquisition Loans, A Revolving Loans or B Revolving Loans are not being repaid pursuant to Section 12.12(b) and/or Section 12.17(b)), are repaid concurrently with the effectiveness of such termination pursuant to Section 3.01(b) and the Borrower shall pay to the Administrative Agent at such time an amount in cash and/or Cash Equivalents equal to such Bank's applicable RL Percentage of the outstanding Letters of Credit (which cash and/or Cash Equivalents shall be held by the Administrative Agent as security for the obligations of the Borrower hereunder in respect of the outstanding Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent (at which time Annex I shall be deemed modified to reflect such changed amounts)), and at such time, unless the respective Bank continues to act as a Bank with respect to A Term Loans, B Term Loans, C Term Loans, or Acquisition Loans or has an A Revolving Loan Commitment, B Revolving Loan Commitment or Acquisition Loan Commitment hereunder, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications and similar provisions under this Agreement (including, without limitation, 1.10, 1.11, 1A.06, 2A.06, 3.04, 12.01 and 12.06), which shall survive as to such repaid Bank. In the case of any termination of the A Revolving Loan Commitment, the B Revolving Loan Commitment and/or the Acquisition Loan Commitment of any Bank pursuant to this Section 2.02(b), there shall occur automatic adjustments (as determined by the Administrative Agent) in the A RL Percentages, B RL Percentages and/or Acquisition Commitment Percentages, as the case may be, of the remaining Banks.

                  2.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the C Term Loan Commitment and B Revolving Loan Commitment of each Bank with such a Commitment) shall terminate in its entirety on June 15, 2000 and the Second Amended and Restated Credit Agreement shall continue in effect unless the Third Restatement Effective Date has occurred on or before such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total C Term Loan Commitment (and the C Term Loan Commitment of each Bank with such a Commitment) shall terminate in its entirety on the Third Restatement Effective Date (after giving effect to the making of the C Term Loans on such date).

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total Acquisition Loan Commitment (and the Acquisition Loan Commitment of each Bank with such a Commitment) shall (i) terminate in its entirety on the Acquisition Loan Termination Date, and (ii) prior to the termination of the Total Acquisition Loan Commitment as provided in clause (i) above, be permanently reduced from time to time to the extent required by Section 3.02.

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total A Revolving Loan Commitment (and the A Revolving Loan

Commitment of each Bank with such a Commitment) shall terminate on the A Revolving Loan Maturity Date.

                  (e) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total B Revolving Loan Commitment (and the B Revolving Loan Commitment of each Bank with such a Commitment) shall terminate on the B Revolving Loan Maturity Date.

                  (f) In addition to any other mandatory commitment reductions pursuant to this Section 2.03, the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment shall be permanently reduced from time to time to the extent required by Section 3.02.

                  (g) Each reduction to the Total C Term Loan Commitment, the Total Acquisition Loan Commitment, the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment pursuant to this Section 2.03 shall be applied proportionately to reduce C Term Loan Commitment, Acquisition Loan Commitment, A Revolving Loan Commitment or B Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

                  Section 3.  Prepayments; Payments; Taxes.

                  3.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

                  (i) The Borrower shall give the Administrative Agent prior to 10:00 a.m. (New York time) at its Notice Office at least three Business Days' prior written notice in the case of Eurodollar Loans and one Business Day's prior written notice in the case of Base Rate Loans of its intent to prepay the Loans, whether A Term Loans, B Term Loans, C Term Loans, Acquisition Loans, A Revolving Loans or B Revolving Loans shall be prepaid (which Loans may be selected at the discretion of the Borrower subject to any limitations contained in clauses (ii) through
         (vi) below), the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks;

                  (ii) each prepayment shall be in an aggregate principal amount of at least the applicable Minimum Borrowing Amount and, if greater, in integral multiples of $100,000; provided that no partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount;

                  (iii) no prepayments of Eurodollar Loans made pursuant to this
         Section 3.01 may be made on a day other than the last day of an Interest Period applicable thereto;

                  (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans;

                  (v) each prepayment of Term Loans or Acquisition Loans pursuant to this Section 3.01 must consist of a prepayment of A Term Loans (in an amount equal to the A TL Percentage of such prepayment), B Term Loans (in an amount equal to the B TL Percentage of such prepayment), C Term Loans (in an amount equal to the C TL Percentage of such prepayment) and Acquisition Loans (in an amount equal to the Acquisition TL Percentage of such prepayment); provided, however, prior to the Acquisition Loan Termination Date, a prepayment of Acquisition Loans shall not be required to be accompanied by a prepayment of Term Loans and a prepayment of Term Loans shall not be required to be accompanied by a prepayment of Acquisition Loans; and

                  (vi) each prepayment of Acquisition Loans after the Acquisition Loan Termination Date and each prepayment of Term Loans pursuant to this Section 3.01 shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche being repaid on a pro rata basis (based upon the then remaining principal amount of each such Scheduled Repayment).

                  (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in
Section 12.12(b) and/or Section 12.17(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank (or owing to such Bank with respect to each Tranche which gave rise to the need to obtain such Bank's individual consent) in accordance with said Section 12.12(b) and/or Section 12.17(b) so long as (A) in the case of the repayment of A Revolving Loans, B Revolving Loans and/or Acquisition Loans prior to the Acquisition Loan Termination Date pursuant to this clause (b), the A Revolving Loan Commitment, B Revolving Loan Commitment and/or Acquisition Loan Commitment, as the case may be, of such Bank is terminated concurrently with such repayment pursuant to
Section 2.02(b) (at which time Schedule I shall be deemed modified to reflect the changed A Revolving Loan Commitments, B Revolving Loan Commitments and/or Acquisition Loan Commitments), and (B) in the case of the repayment of Loans of any Bank, the consents required by Section 12.12(b) and/or Section 12.17(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

                  3.02  Mandatory Repayments and Commitment Reductions.

                  (A)      Requirements:

                  (a) (i) On any day on which the sum of the aggregate outstanding principal amount of the A Revolving Loans and the A Letter of Credit Outstandings at such time exceeds the Total A Revolving Loan Commitment as then in effect, the Borrower shall prepay the principal of A Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding A Revolving Loans, the aggregate amount of the A Letter of Credit Outstandings exceeds the Total A Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at its Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess, such cash or Cash Equivalents to be held as security for all Obligations of the Borrower hereunder in a manner satisfactory to the Collateral Agent.

                  (ii) On any day on which the sum of the aggregate outstanding principal amount of the B Revolving Loans and the B Letter of Credit Outstandings exceeds the Total B Revolving Loan Commitment as then in effect, the Borrower shall prepay the principal of B Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding B Revolving Loans, the aggregate amount of the B Letter of Credit Outstandings exceeds the Total B Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at its Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess, such cash or Cash Equivalents to be held as security for all Obligations of the Borrower hereunder in a manner satisfactory to the Collateral Agent.

                  (iii) On any day on or prior to the Acquisition Loan Termination Date on which the aggregate outstanding principal amount of Acquisition Loans exceeds the Total Acquisition Loan Commitment, the Borrower shall repay the principal of Acquisition Loans in the amount equal to such excess.

                  (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), the Borrower shall be required to repay on each date set forth below (to the extent any day set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of A Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced after the Restatement Effective Date as provided in Sections 3.01 and 3.02(B), a "Scheduled A Term Loan Repayment"):

         Scheduled A Term Loan Repayment Date            Amount
         ------------------------------------            ------
         September 30, 2000                            $3,000,000
         December 31, 2000                             $3,000,000
         March 31, 2001                                $3,575,000
         June 30, 2001                                 $3,575,000
         September 30, 2001                            $3,575,000
         December 31, 2001                             $3,575,000
         March 31, 2002                                $3,700,000
         A Term Loan Maturity Date                     $1,000,000

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), the Borrower shall be required to repay on each date set forth below (to the extent any date set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of B Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced after the Restatement Effective Date as provided in Sections 3.01 and 3.02(B), a "Scheduled B Term Loan Repayment"):

         Scheduled B Term Loan Repayment Date             Amount
         ------------------------------------             ------
         September 30, 2000                               $125,000
         December 31, 2000                                $125,000
         March 31, 2001                                   $125,000
         June 30, 2001                                    $125,000
         September 30, 2001                               $125,000
         December 31, 2001                                $125,000
         March 31, 2002                                 $3,812,500
         June 30, 2002                                  $3,812,500
         September 30, 2002                             $3,812,500
         December 31, 2002                              $3,812,500
         March 31, 2003                                 $4,875,000
         June 30, 2003                                  $4,875,000
         September 30, 2003                             $4,875,000
         December 31, 2003                              $4,875,000
         March 31, 2004                                 $5,922,000
         June 30, 2004                                  $5,922,000
         September 30, 2004                             $5,922,000
         December 31, 2004                              $5,985,000
         March 31, 2005                                 $7,531,000
         June 30, 2005                                  $7,531,000
         September 30, 2005                             $7,531,000
         B Term Loan Maturity Date                      $7,531,000

                  (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), the Borrower shall be required to repay on each date set forth below a principal amount of Acquisition Loans, to the extent then outstanding, equal to (i) the aggregate principal amount of Acquisition Loans outstanding on the Acquisition Loan Termination Date (after giving effect to any Acquisition Loans made on such date) multiplied by
(ii) the percentage set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 3.01 and 3.02(B), a "Scheduled Acquisition Loan Repayment"):

Scheduled Acquisition Loan Repayment Dates Percentage:
-----------------------------------------------------

         Each Quarterly Payment Date occurring during the 12 month
         period commencing on November 6, 2001                        2.5%

         Each Quarterly Payment Date occurring during the 12 month
         period commencing on November 6, 2002                       10.0%

         Acquisition Loan Maturity Date                                50%

                  (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), the Borrower shall be required to repay on each date set forth below (to the extent any date set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of C Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced after the Third Restatement Effective Date as provided in Sections 3.01 and 3.02(B), a "Scheduled C Term Loan Repayment" and the Scheduled A Term Loan Repayments, Scheduled B Term Loan Repayments, Scheduled Acquisition Loan Repayments, together with the Scheduled C Term Loan Repayments, collectively referred to herein as the "Scheduled Repayments"):

           Scheduled C Term Loan Repayment Date           Amount
           ------------------------------------           ------
         September 30, 2000                               $100,000
         December 31, 2000                                $100,000
         March 31, 2001                                   $750,000
         June 30, 2001                                    $750,000
         September 30, 2001                               $750,000
         December 31, 2001                                $750,000
         March 31, 2002                                 $1,000,000
         June 30, 2002                                  $1,000,000
         September 30, 2002                             $1,000,000
         December 31, 2002                              $1,000,000
         March 31, 2003                                 $1,250,000
         June 30, 2003                                  $1,250,000
         September 30, 2003                             $1,250,000
         December 31, 2003                              $1,250,000
         March 31, 2004                                $10,000,000
         June 30, 2004                                 $10,000,000
         September 30, 2004                            $10,000,000
         December 31, 2004                             $10,000,000
         March 31, 2005                                $11,950,000
         June 30, 2005                                 $11,950,000
         September 30, 2005                            $11,950,000
         C Term Loan Maturity Date                     $11,950,000

                  (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on the date of the receipt thereof by the Parent or any of its Subsidiaries, an amount equal to:

                      (i) the Relevant Prepayment Percentage of the cash proceeds (net of underwriting discounts and commissions and all other reasonable costs associated with such transaction) from any sale or issuance after the Third Restatement Effective Date of common equity of the Parent or any Subsidiary of the Parent (other than (x) Permitted

         Equity Issuances and (y) any proceeds from the FrontLine Indemnity Contribution); provided that proceeds of equity sold or issued to officers, directors or employees of the Borrower ("Employee Stock Proceeds") shall not be required to be paid on the date of the receipt thereof (unless such date of receipt is also a date specified below) but instead shall be required to be paid on each date on which the aggregate amount of such Employee Stock Proceeds received during the period commencing on the later of (x) the Third Restatement Effective Date and (y) the immediately preceding date on which a mandatory repayment or commitment reduction was made pursuant to this Section 3.02(A)(f) as a result of the receipt of Employee Stock Proceeds and ending on the date of determination (the "Employee Stock Proceeds Payment Period"), equals or exceeds $200,000 (beyond the $2 million exclusion set forth in the last proviso in this Section 3.02(A)(f)), with the amount of the repayments or commitment reductions required on each such date to equal the Relevant Prepayment Percentage of the aggregate amount of Employee Stock Proceeds received on or before such date during the applicable Employee Stock Proceeds Payment Period;

                      (ii) the Relevant Prepayment Percentage of the cash proceeds (net of underwriting discounts and commissions, loan fees and all other reasonable costs associated with such transaction) from (x) any incurrence of any Indebtedness by the Parent or any Subsidiary of the Parent (other than Indebtedness permitted by Section 8.05 as said
         Section is in effect on the Third Restatement Effective Date) or (y) any sale or issuance after the Third Restatement Effective Date of preferred equity of the Parent or any Subsidiary of the Parent (other than Permitted Equity Issuances); and

                      (iii) if a Default or Event of Default is in existence at the time of the receipt thereof, 100% of the cash proceeds from the FrontLine Indemnity Contribution (whether made as a cash contribution or pursuant to an issuance of Parent Common Stock).

shall be applied as provided in Section 3.02(B); provided, however, that so long as there shall exist no Default or Event of Default at the time of exercise thereof, the first $2 million of cash proceeds received by the Parent after the Third Restatement Effective Date from the exercise of warrants and/or options by employees and directors of the Parent with respect to the Parent's Common Stock may be retained by the Parent.

                  (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each Excess Cash Flow Payment Date, an amount equal to 75% of Excess Cash Flow of the Parent and its Subsidiaries for the relevant Excess Cash Flow Payment Period shall be applied as provided in Section 3.02(B).

                  (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date after the Third Restatement Effective Date on which the Parent or any Subsidiary of the Parent receives cash proceeds from any sale of assets (including capital stock and securities other than capital stock the proceeds from the sale of which is recaptured under Section 3.02(A)(f) but excluding sales of assets so long as the aggregate amount of Net Sale Proceeds excluded pursuant to this clause does not exceed $200,000 in the aggregate for all such asset sales in any fiscal year of the Parent), an amount equal to the Relevant Prepayment Percentage of the Net Sale Proceeds thereof shall be applied as provided in Section 3.02(B). Notwithstanding anything to the contrary contained in this Section 3.02(A)(h), in no event shall the Parent or any of its Subsidiaries use any proceeds from any asset sale to make any voluntary or mandatory repayment or prepayment of Senior Subordinated Bridge Loans, Permitted Subordinated Refinancing Indebtedness or Mezzanine Subordinated Notes and, in each case, before any such obligation to use such proceeds to make such repayment shall arise, the Parent or the respective Subsidiary shall apply such proceeds as a mandatory prepayment and/or commitment reduction in accordance with requirements of Sections 3.02(B).

                  (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02, on each date after the Third Restatement Effective Date of the receipt thereof by the Parent or any Subsidiary of the Parent, an amount equal to the Relevant Prepayment Percentage of the cash proceeds of any Recovery Event (net of reasonable costs incurred in connection with such Recovery Event (including the estimated marginal increase in income taxes which will be payable as a result of such Recovery Event by the Parent or any Subsidiary of the Parent)) shall be applied as provided in Section 3.02(B); provided that proceeds from Recovery Events which relate to destruction of property (and do not relate to key-man insurance or liability insurance) not in excess of $1,000,000 in the aggregate for all Recovery Events occurring during one fiscal year of the Parent shall not be required to be so applied on such date to the extent that the Parent delivers a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended); and provided further, that if all or any portion of such proceeds not so applied pursuant to Section 3.02(B) are not so used within the period specified in the proviso, such remaining portion shall be applied on the last day of such specified period as provided in Section 3.02(B).

                  (j) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 3.02(A), on each date upon which the Parent or any of its Subsidiaries receives cash proceeds pursuant to any Acquisition Document or any agreement or understanding relating to any Permitted Acquisition, including, without limitation, indemnification or similar payments and post-closing adjustments, but excluding in each case post-closing working capital adjustments and reimbursement of out-of-pocket costs and expenses, an amount equal to the Relevant Prepayment Percentage of such proceeds (net of reasonable expenses incurred in connection with obtaining such proceeds and the estimated marginal increase in income taxes payable in respect thereof) shall be applied as provided in Section 3.02(B).

                  (k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans of each respective Tranche shall be repaid in full on the Maturity Date for such Tranche of Loans.

                  (B)      Application:

                  (a)      Each mandatory repayment of Loans pursuant to
Section 3.02(A)(f) through (j), inclusive, shall be applied:

                  (i) first, (A) prior to the Acquisition Loan Termination Date, to prepay the principal of outstanding A Term Loans, B Term Loans, and C Term Loans on a pro rata basis, with the A Term Loan Facility to receive the A TL Percentage, the B Term Loan Facility to receive the B TL Percentage and the C Term Loan Facility to receive the C TL Percentage, in each case, of the total amount to be applied as a mandatory repayment of Term Loans pursuant to this Section 3.02(B), which prepayments of such Term Loans shall be applied to reduce the then remaining Scheduled A Term Loan Repayments, Scheduled B Term Loan Repayments and Scheduled C Term Loan Repayments on a pro rata basis (based on the then remaining amounts of such Scheduled A Term Loan Repayments, Scheduled B Term Loan Repayments and Scheduled C Term Loan Repayments) and (B) after the Acquisition Loan Termination Date, to prepay the principal of outstanding Term Loans and Acquisition Loans on a pro rata basis, with the A Term Loan Facility to receive the A TL Percentage, the B Term Loan Facility to receive the B TL Percentage, the C Term Loan Facility to receive the C TL Percentage and the Acquisition Loan Facility to receive the Acquisition TL Percentage, in each case of the total amount to be applied as a mandatory repayment of Term Loans and Acquisition Loans pursuant to this Section 3.02(B), and which prepayments of such Term Loans and Acquisition Loans shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche on a pro rata basis (based on the then remaining amounts of such Scheduled Repayments);

                  (ii) second, prior to the Acquisition Loan Termination Date, to prepay the principal of outstanding Acquisition Loans (with a corresponding reduction to the Total Acquisition Loan Commitment);

                  (iii) third, prior to the Acquisition Loan Termination Date, to reduce the Total Acquisition Loan Commitment (with a corresponding reduction to the Acquisition Loan Commitment of each Bank with such a Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this Section 3.02(B)(a)(iii) even though cash is not actually applied));

                  (iv) fourth, to prepay the principal of outstanding A Revolving Loans and B Revolving Loans on a pro rata basis, with the A Revolving Loan Facility to receive the A RL Repayment Percentage and the B Revolving Loan Facility to receive the B RL Repayment Percentage, in each case, of the total amount to be applied as a mandatory repayment of Revolving Loans pursuant to this Section 3.02(B) (with a corresponding reduction to the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment);

                  (v) fifth, to cash collateralize Letter of Credit Outstandings by depositing cash in a letter of credit cash collateral account on terms satisfactory to the Collateral Agent, in an amount equal to the Letter of Credit Outstandings, with the amount required to be used for such cash collateralization to be applied pro rata to the A Letter of Credit Outstandings and the B Letter of Credit Outstandings (based upon the A RL Repayment Percentage and the B RL Repayment Percentage then in effect) (it being understood that the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment shall be reduced by the amount of cash collateral required to be deposited in respect of A Letter of Credit Outstandings or B Letter of Credit Outstandings, as the case may be, pursuant to this clause (v)); and

                  (vi) sixth, to reduce the remaining (i.e., after giving effect to all prior reductions thereto, including, without limitation, to the reductions theretofore effected pursuant to the preceding clauses (iv) and (v)) Total A Revolving Loan Commitment and Total B Revolving Loan Commitment on a pro rata basis, with the Total A Revolving Loan Commitment to be allocated the A RL Repayment Percentage of the amount to be so applied and the Total B Revolving Loan Commitment to be allocated the B RL Repayment Percentage of the amount to be so applied (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this Section 3.02(B)(a)(vi) even though cash is not actually applied).

                  (b) With respect to each repayment of Loans required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made; provided that: (i) repayments of Eurodollar Loans pursuant to this Section 3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a single Borrowing shall be applied pro rata among such Loans. In the absence of a designation by such Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (C) Waiver of Certain Mandatory Repayments:

                  Notwithstanding anything to the contrary contained in this
Section 3.02 or elsewhere in this Agreement (including, without limitation, in Section 12.12), the Banks with outstanding B Term Loans (the "B Term Banks") and C Term Loans (the "C Term Banks") shall have the option, without the consent of the Borrower, to waive a mandatory repayment of such Loans pursuant to Section 3.02(A)(f), (g), (h), (i) and/or (j) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 3.02(C). The Borrower shall give the Administrative Agent written notice at least five Business Days prior to the date of each Waivable Mandatory Repayment, which notice the Administrative Agent shall promptly forward to all B Term Banks and C Term Banks (indicating in such notice the amount of such repayment to be applied to each such Bank's outstanding Term Loans under such

Tranches). In the event any such B Term Bank or C Term Bank desires to waive such Bank's right to receive any such Waivable Mandatory Repayment, in whole or in part, such Bank shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Bank desires to receive in respect of such repayment. If any Bank does not reply to the Administrative Agent within such two Business Day period, it will be deemed not to have waived any part of such repayment. If any Bank does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Bank waives all or part of such right to receive any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Bank to the A Term Loans and/or the Acquisition Loans (and if prior to the Acquisition Loan Termination Date, to the reduction of the Acquisition Loan Commitments), in each case in accordance with
Section 3.02(B). Notwithstanding the foregoing, in no event shall the amount of a Waivable Mandatory Repayment exceed the aggregate principal amount of A Term Loans and Acquisition Loans that will be outstanding after Banks with outstanding A Term Loans and Acquisition Loans receive their respective shares of mandatory repayments pursuant to Section 3.02(B) (i.e., before giving effect to any application of such Waivable Mandatory Repayment to A Term Loans and/or Acquisition Loans pursuant to this Section 3.03(C)).

                  3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  3.04 Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any political subdivision or taxing authority thereof or therein) and all interest, penalties or similar liabilities with respect to such non- excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non- excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of

Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date of the payment of any Taxes due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                  (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Third Restatement Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8EC1 or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Third Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), Form W-8BEN (with respect to the portfolio interest exemption) and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such form of certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided the Borrower the Internal Revenue Service Forms required to be provided the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.04, the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Third Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                  Section 4. Conditions Precedent to Loans on the Third Restatement Effective Date. The obligation of each Bank to make Loans on the Third Restatement Effective Date (and the occurrence of the Third Restatement Effective Date) is subject on the Third Restatement Effective Date to the satisfaction of the following conditions (it being understood that the conditions set forth in Sections 4.16, 4.17 and 4.18 shall be required to be satisfied on the Third Restatement Effective Date and concurrently with the making of Loans on such date):

                  4.01 Execution of Agreement; Notes. On or prior to the Third Restatement Effective Date, there shall have been delivered to the Administrative Agent, for the account of each of the Banks, the appropriate A Term Note, B Term Note, C Term Note, Acquisition Note, A Revolving Note or B Revolving Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  4.02 Officer's Certificate. On the Third Restatement Effective Date, the Administrative Agent shall have received a certificate dated the Third Restatement Effective Date signed on behalf of the Parent by the President or Chief Financial Officer of the Parent stating that all of the conditions in Sections 4.10, 4.11, 4.12, 4.14, 4.16, 4.17, 4.18 and 5.01 have been satisfied on such date; provided the certificate shall not be required to certify as to the acceptability of any items to the Agents and/or the Banks or as to whether the Agents and/or the Banks are satisfied with any of the matters described in said Sections.

                  4.03 Opinions of Counsel. On the Third Restatement Effective Date, the Administrative Agent shall have received from (i) Brown & Wood LLP, counsel to the Parent and its Subsidiaries, an opinion addressed to each Agent, the Collateral

Agent and each of the Banks and dated the Third Restatement Effective Date covering the matters set forth in Exhibit D, (ii) counsel rendering such opinions, reliance letters addressed to each Agent, the Collateral Agent and each of the Banks and dated the Third Restatement Effective Date, with respect to certain other legal opinions delivered in connection with the Transaction, which opinions shall cover such matters as the Agents may reasonably request and be in form and substance reasonably satisfactory to the Agents and (iv) local and foreign counsel satisfactory to the Administrative Agent, opinions each of which (x) shall be addressed to each Agent, the Collateral Agent and each of the Banks and be dated the Third Restatement Effective Date, (y) shall be in form and substance reasonably satisfactory to the Agents and the Required Banks and
(z) shall cover the perfection of security interests granted pursuant to the Security Documents and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

                  4.04 Company Documents; Proceedings. (a) On the Third Restatement Effective Date, the Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date, signed by the President or any Vice President of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws or other equivalent organizational documents of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be acceptable to each of the Agents and the Required Banks in their sole discretion.

                  (b) All Company and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to each of the Agents and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Agents or the Required Banks may have requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities.

                  4.05 Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Collective Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and Material Contracts. On or prior to the Third Restatement Effective Date, there shall have been delivered to the Banks true and correct copies, certified as true and complete by an appropriate officer of the Parent of:

                  (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any Multiemployer Plan, only to the extent that any document described therein is in the possession of the Parent or any Subsidiary of the Parent or any

         ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

                  (ii) all agreements entered into by the Parent or any Subsidiary of the Parent governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to their capital stock (collectively, the "Shareholders' Agreements");

                  (iii) all agreements with members of, or with respect to the, management of the Parent or any Subsidiary of the Parent other than Employment Agreements (collectively, the "Management Agreements");

                  (iv) any employment agreements entered into by the Parent or any Subsidiary of the Parent (collectively, the "Employment Agreements");

                  (v) all collective bargaining agreements applying or relating to any employee of the Parent or any Subsidiary of the Parent (collectively, the "Collective Bargaining Agreements");

                  (vi) all agreements evidencing or relating to Indebtedness of the Parent or any Subsidiary of the Parent whether or not such agreement is to remain outstanding after giving effect to the incurrence of Loans on the Third Restatement Effective Date (collectively, the "Debt Agreements");

                  (vii) all tax sharing, tax allocation and other similar agreements entered into by the Parent or any Subsidiary of the Parent (collectively, the "Tax Sharing Agreements");

                  (viii) all contracts, agreements or understandings entered into between the Parent or any of its Subsidiaries on the one hand, and any of its Affiliates, on the other hand (collectively, the "Affiliate Contracts"); and

                  (ix) all material contracts and licenses of the Parent or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction, including without limitation, all leases pursuant to which the Parent or any of its Subsidiaries are lessees, all partnership agreements and all management contracts (collectively, the "Material Contracts");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements, Affiliate Contracts and Material Contracts shall be in form and substance satisfactory to the Agents and the Required Banks and shall be in full force and effect on the Third Restatement Effective Date; provided, however, that only those Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements, Affiliate Contracts and Material Contracts
(x) of HQ and its Subsidiaries and (y) of Vantas and its Subsidiaries which were not in existence on the Second Restatement Effective Date or, if in existence on the Second

Restatement Effective Date, which have been changed in any material respect since such date, shall be required to be delivered pursuant to this Section 4.05.

                  4.06 Consent Letter. The Administrative Agent shall have received a letter from Corporation Service Company, with offices on the date hereof at 500 Central Avenue, Albany, New York, 12206-2290, substantially in the form of Exhibit J hereto, indicating its consent to its appointment by the Parent and its Subsidiaries as their agent to receive service of process as specified in Section 12.08 of this Agreement and Section 21 of the Subsidiaries Guaranty.

                  4.07 Pledge Agreement. On the Third Restatement Effective Date, each Credit Party shall have duly authorized, executed and delivered an Amended and Restated Pledge Agreement in the form of Exhibit F (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, (i) all of the Pledged Securities referred to therein and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) accompanied by executed and undated endorsements for transfer in the case of equity interests constituting certificated Pledged Securities and (ii) such other evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Pledge Agreement have been taken, and the Pledge Agreement shall be in full force and effect.

                  4.08 Security Agreement. On the Third Restatement Effective Date, each Credit Party shall have duly authorized, executed and delivered an Amended and Restated Security Agreement in the form of Exhibit G (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, together with:

                  (i) proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all judgment liens, tax liens or effective financing statements that name the Parent or any of its Subsidiaries, or a division or other operating unit of any such Person, as debtor and that are filed in the jurisdictions referred to in said clause (i), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall receive termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the

         Collateral Agent, desirable to perfect the security interests intended to be created by such Security Agreement;

                  (iv) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken; and

                  (v) all necessary third-party consents to the granting of the Liens purported to be granted pursuant to the Security Documents, including, without limitation, consents under all management contracts;

and the Security Agreement shall be in full force and effect.

                  4.09 Subsidiaries Guaranty. On the Third Restatement Effective Date, each Domestic Subsidiary of the Parent (other than the Borrower) shall have duly authorized, executed and delivered an Amended and Restated Subsidiaries Guaranty in the form of Exhibit H (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "Subsidiaries Guaranty"), and the Subsidiaries Guaranty shall be in full force and effect.

                 4.10 Material Adverse Change, etc. Since December 31, 1999, nothing shall have occurred (and neither any Agent nor the Banks shall have become aware of any facts or conditions not previously known) which such Agent or the Required Banks shall determine (a) could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or any Agent, or on the ability of the Parent, HQ, Vantas or any of their respective Subsidiaries to perform their obligations to the Agents and the Banks under this Agreement or any other Credit Document, (b) could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent, HQ, Vantas and their respective Subsidiaries taken as a whole, (c) indicates the inaccuracy in any material respect of the information previously provided to the Agents or the Banks (taken as a whole) in connection with their analysis of the transactions contemplated hereby or indicates that the information previously provided omitted to disclose any material information or (d) could reasonably be expected to have a materially adverse effect on the financial, banking, or capital markets for the market for senior syndicated debt financings for leveraged transactions generally.

                  4.11 Litigation. On the Third Restatement Effective Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Credit Document or any documentation executed in connection herewith or with respect to the transactions contemplated hereby, or which the Agents or Required Banks shall determine could reasonably be expected to have a materially adverse effect on the Transaction or on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent, Vantas, HQ and their respective Subsidiaries taken as a whole.

                  4.12 Fees, etc. On the Third Restatement Effective Date, the Borrower shall have paid in full to each Agent and the Banks all costs, fees and expenses (including, without limitation, all legal fees and expenses) payable to such Agent and the Banks to the extent then due pursuant hereto or as otherwise agreed between any of Vantas, HQ, the Parent or any of its Subsidiaries and such Agent.

                  4.13 Solvency Certificate; Insurance Analyses. On the Third Restatement Effective Date, the Administrative Agent shall have received: (i) a solvency certificate from the chief financial officer of the Parent, in the form of Exhibit I hereto, supporting the conclusions that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, each Credit Party, and all Credit Parties taken as a whole, as the case may be, are not insolvent and will not be rendered insolvent by the Indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in its or their businesses and will not have incurred debts beyond its or their ability to pay such debts as they mature, and (ii) evidence (including, without limitation, certificates with respect to each insurance policy listed on Schedule II) of insurance, complying with the requirements of
Section 7.03, with respect to the business and properties of the Parent and its Subsidiaries, in scope, form and substance satisfactory to the Agents and the Required Banks and naming each of the Collateral Agent, the Agents and the Banks as an additional insured and the Collateral Agent as loss payee and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.

                  4.14 Approvals. Except as set forth on Part C of Schedule IV hereto, all material necessary governmental and third party approvals in connection with the Transaction and the transactions contemplated by the Documents and otherwise referred to herein or therein (including, but not limited to, those approvals required in respect of existing permits, landlord consents and transfers of contract rights) shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the sole judgment of the Agents or the Required Banks, adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunction relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Documents, the making of the Loans or the issuance of Letters of Credit.

                  4.15 Financial Statements; Projections; Compliance Letter; Compliance Certificate. (a) On or prior to the Third Restatement Effective Date, the Banks shall have received true and correct copies of (x) the historical financial statements and the pro forma financial statements referred to in
Section 6.05(a), all of which financial statements shall be prepared in accordance with generally accepted accounting principles consistent with past practices and shall be in form and substance reasonably satisfactory to the Agents and the Required Banks, and shall not disclose any material adverse differences in the business, properties, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of Vantas, HQ and their respective Subsidiaries taken as a whole from that previously disclosed to the Agents and the Required Banks.

                  (b) On the Third Restatement Effective Date, the Banks shall have received detailed consolidated financial projections, certified by the Chief Financial Officer of the Parent, for the Parent and its Subsidiaries, which include the projected consolidated results of the Parent, after giving effect to the Transaction and the other transactions contemplated herein, for the period commencing on the Third Restatement Effective Date and ending on or after December 31, 2003 (the "Projections"), which Projections, and the supporting assumptions and explanations thereto, and the accounting practices and procedures to be utilized by the Parent following the Third Restatement Effective Date, shall be satisfactory in form and substance to the Agents and the Required Banks and shall be as set forth on Schedule III hereto.

                  (c) On or prior to the Third Restatement Effective Date, the Banks shall have received a compliance letter, in form and substance satisfactory to the Agents and the Required Lenders, from PriceWaterhouseCoopers LLP and KPMG LLP, independent certified public accountants, certifying that for the year ended December 31, 1999, Vantas and HQ had, on a combined basis, (i) EBITDA of at least $48,000,000, (ii) historical one-time non-recurring expenses of at least $5,000,000, (iii) an historical straight line rent cash adjustment of $10,000,000, (iv) on a pro forma basis after giving effect to the creation of an unconsolidated new development company affiliate and the transfer thereto of the developments commenced in 1999, a decrease in EBITDA of at least $8,000,000 resulting from development losses, and (v) on a pro forma basis after giving effect to the Transaction, positive adjustments to combined EBITDA in conformity with the rules and regulations of Regulation S-X of at least $15,000,000.

                  (d) On or prior to the Third Restatement Effective Date, the Agents shall have received a compliance certificate, in form and substance satisfactory to the Agents, from the Chief Financial Officer of the Parent certifying that Vantas and HQ, on a combined basis, (i) had, for the fiscal quarter of Vantas and HQ ending on March 31, 2000, EBITDA of $18,000,000 (which amount shall include straightline rent adjustments and other adjustments satisfactory to the Agents) and (ii) have, on a pro forma basis after giving effect to the Transaction, anticipated annualized synergies (determined in conformity the rules and regulations of with Regulation S-X), for the fiscal year ended December 31, 2000, of at least $16,000,000.

                  4.16 Consummation of the Acquisitions; Preferred Equity Financing; Senior Subordinated Notes; etc. (a) On the Third Restatement Effective Date, Vantas and HQ shall have consummated the HQ Merger (i) pursuant to which the existing holders of common stock of Vantas (other than FrontLine) shall have received cash equal to approximately $21,742,696 in connection with the conversion of such stock into a right to receive $8.00 per share as contemplated by the HQ Merger Agreement, (ii) the existing holders of voting and non-voting common stock of HQ will retain all shares of such common stock (representing a continuing interest in HQ with an equity value of approximately $133,600,000) (the "HQ Equity Rollover"), (iii) each outstanding share of Vantas' preferred stock shall have been converted into the right to receive
 .2569 shares of voting common stock of HQ in accordance with the conversion requirements set forth in the HQ Merger Agreement, (iv) certain holders of options to purchase Vantas' common stock shall have received cash equal to approximately $11,207,717 in connection with the acceleration and cancellation of such options pursuant to the HQ Merger Agreement, and (v) holders of options to purchase Vantas' common stock under Vantas' 1996 stock option plan shall have converted their option rights into a right to acquire voting common stock of HQ on the basis set forth in the HQ Merger Agreement.

                  (b) On the Third Restatement Effective Date and immediately after giving effect to the HQ Merger, FrontLine shall have purchased 4,130,530 shares of voting common stock of HQ (as the surviving corporation of the HQ Merger) from CarrAmerica and certain other Persons for aggregate cash consideration of $151,053,482.10 (representing a purchase price of $36.57 per share) pursuant to, and in accordance with the terms of, the HQ Stock Purchase Agreement (the "HQ Common Stock Purchase").

                  (c) On the Third Restatement Effective Date and immediately after giving effect to the HQ Merger and the HQ Common Stock Purchase, (i) HQ (as the surviving corporation of the HQ Merger) shall have purchased from CarrAmerica (x) 2,006,066 shares of non-voting common stock of Omni UK and 144 shares of non-voting common stock of Omni Lux for aggregate cash consideration of $24,286,081 and (y) certain Notes (as defined in the UK/Lux Stock Purchase Agreement) for cash consideration of $50,124,559.34 (representing the aggregate principal amount of, and accrued and unpaid interest on, such Notes on the Third Restatement Effective Date), in each case pursuant to, and in accordance with the terms of, the UK/Lux Stock Purchase Agreement and (ii) CarrAmerica shall have assumed the obligations of Omni UK under the Loan Notes (as defined in the UK/Lux Stock Purchase Agreement) in consideration for a cash payment by HQ of $15,766,149.82 pursuant to, and in accordance with the terms of, the UK/Lux Stock Purchase Agreement (with the transactions described in clauses (i) and (ii) above being herein collectively called the "UK/Lux Acquisition").

                  (d) On the Third Restatement Effective Date and immediately after giving effect to the HQ Merger, the HQ Common Stock Purchase and the UK/Lux Acquisition, (w) HQ shall have contributed the Development Assets to the Parent, (x) HQ (as the surviving corporation of the HQ Merger) and Merger Sub 2 shall have consummated the Second-Step Merger, as a result of which (i) the Parent shall own all of the capital stock of Merger Sub 2 (as the surviving corporation of the Second-Step Merger) and (ii) the common stockholders of HQ shall have received Parent Common Stock in exchange for their outstanding shares of common stock of HQ as contemplated by the Second-Step Merger Agreement, (y) pursuant to the Exchange Agreement, FrontLine shall have exchanged (the "Equity Exchange") a portion of the shares of Parent Common Stock acquired pursuant to the Second-Step Merger (being those shares attributable to the shares of common stock of HQ acquired by FrontLine pursuant to the HQ Common Stock Purchase) for, and the Parent shall have sold directly to the Equity Investors, in the aggregate (I) 4,782,692 shares of 13.5% Series A Convertible Cumulative Preferred Stock with an aggregate liquidation preference of $195,000,000 (such preferred stock, together with any subsequent issuances thereof in accordance with the terms hereof, the "PIK Preferred Stock") and (II) warrants to purchase up to 2,143,332 shares of Parent Common Stock, and (z) immediately after giving effect to the Equity Exchange and the transactions described in preceding clause
(x), the Equity Investors shall have purchased from FrontLine and Parent an aggregate of 4,782,692 shares of PIK Preferred Stock and warrants to purchase up to 2,143,332 shares of Parent Common Stock for aggregate cash consideration of $195,000,000 pursuant to, and in accordance with the terms of, the PIK Preferred Stock Purchase Agreements (with the

Equity Exchange, Second-Step Merger and the related transactions described above in this Section 4.16(d) being herein collectively called the "Reorganization").

                  (e) On the Third Restatement Effective Date, (i) Vantas shall have received gross cash proceeds in the aggregate amount of $125,000,000 from the incurrence of Senior Subordinated Bridge Loans, (ii) Vantas shall have received approximately $25,871,000 (or such greater or lesser amount as is required to ensure that the conditions set forth in clauses (iii) and (v) below are satisfied) in cash from a capital contribution by FrontLine pursuant to, and in accordance with the terms of, the FrontLine Transaction Contribution Documents (the "FrontLine Transaction Contribution"), (iii) Vantas and HQ shall have cash on hand of approximately $12,500,000, all of which shall be available to be used to make payments owing in connection with the Transaction, (iv) after giving effect to the Transaction, the Borrower shall have cash on hand of $10,000,000 available for the working capital requirements of the Borrower and its Subsidiaries and (v) after giving effect to the Transaction, the Parent shall have cash on hand, in an amount satisfactory to the Banks, to be used to cover operating expenses relating to the Development Assets.

                  (f) On the Third Restatement Effective Date, the Borrower shall have utilized the full amount of the cash proceeds received from the incurrence of the Senior Subordinated Bridge Loans and the FrontLine Transaction Contribution, together with cash on hand of $12,500,000, to make payments owing in connection with the Transaction prior to utilizing any proceeds of the Loans for such purpose.

                  (g) On the Third Restatement Effective Date, (i) the Administrative Agent shall have received true and correct copies of all Acquisition Documents, Senior Subordinated Credit Documents, PIK Preferred Stock Documents and FrontLine Transaction Contribution Documents, certified as such by an appropriate officer of the Parent, (ii) all such Documents, and all terms and conditions thereof (including, without limitation, in the case of the Senior Subordinated Credit Documents and the PIK Preferred Stock Documents, amortization, maturities, interest rates, dividend rates, limitation on cash dividends payable, covenants, defaults, remedies, sinking fund provisions, conversion features and subordination provisions, as applicable), shall be in form and substance reasonably satisfactory to each Agent and the Required Banks and (iii) all such Documents shall be in full force and effect. All conditions precedent to the consummation of the Transaction as set forth in the Acquisition Documents, the Senior Subordinated Credit Documents, the PIK Preferred Stock Documents and the FrontLine Transaction Contribution Documents shall have been satisfied, and not waived unless consented to by each Agent and the Required Banks, to the reasonable satisfaction of each Agent and the Required Banks. Each of the Acquisitions (including the Reorganization), the incurrence of the Senior Subordinated Bridge Loans, the Preferred Equity Financing, the consummation of the HQ Equity Rollover and the FrontLine Transaction Contribution shall have been consummated in accordance with the terms and conditions of the applicable Documents therefor and all applicable law.

                  (h) On the Third Restatement Effective Date (after giving effect to the Transaction), the capital and corporate structure of the Parent and its Subsidiaries shall be reasonably satisfactory in form and substance to the Agents and the Required Banks.

                  4.17 Refinancing. (a) On the Third Restatement Effective Date, the commitments (if any) under the Indebtedness to be Refinanced shall have been terminated, all loans outstanding thereunder shall have been repaid in full, together with all accrued and unpaid interest thereon, all accrued and unpaid fees thereon shall have been paid in full, all letters of credit issued thereunder shall have been terminated (except to the extent (x) incorporated (or deemed issued) as letters of credit under the L/C Reimbursement Agreements and supported by Existing Letter of Credit Back-Stop Arrangements or (y) cash collateralized pursuant to the Existing Letter of Credit Cash Collateral Arrangements, in each case on the basis set forth in clause (c) below) and all other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full.

                  (b) On the Third Restatement Effective Date, all security interests in respect of, and Liens securing, obligations under the Indebtedness to be Refinanced shall have been terminated and released to the satisfaction of the Agents and the Required Banks, and the Administrative Agent shall have received all such releases as may have been requested by the Agents and the Required Banks, which releases shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement Form UCC-1 or equivalent was filed with respect to the Parent or any of its Subsidiaries in connection with the security interests created pursuant to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights or similar interests of the Parent or any of its Subsidiaries on which filings have been made to secure obligations under the Indebtedness to be Refinanced and (iii) terminations of all mortgages, leasehold mortgages and deeds of trusts created with respect to property of the Parent or any of its Subsidiaries to secure the obligations under the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Agents and the Required Banks.

                  (c) (i) On the Third Restatement Effective Date, Paribas and Vantas shall have entered into a letter of credit reimbursement agreement in form and substance satisfactory to Paribas (as amended, modified or supplemented from time to time, the "Paribas L/C Reimbursement Agreement"), pursuant to which all Existing Letters of Credit issued by Paribas as Issuing Bank under, and as defined in, the Second Amended and Restated Credit Agreement shall have been incorporated (or deemed issued) as "Letters of Credit" under, and for all purposes of, the Paribas L/C Reimbursement Agreement.

                  (ii) On the Third Restatement Effective Date, Bank Austria and Vantis shall have entered into a letter of credit reimbursement agreement in form and substance satisfactory to Bank Austria (as amended, modified or supplemented from time to time, the "Bank Austria L/C Reimbursement Agreement"), pursuant to which all Existing Letters of Credit issued by Bank Austria as Issuing Bank under, and as defined in, the Second Amended and Restated Credit Agreement shall have been incorporated (or deemed issued) as "Letters of Credit" under, and for all purposes of, the Bank Austria L/C Reimbursement Agreement.

                  (iii) On the Third Restatement Effective Date, Morgan Guaranty and HQ shall have entered into a letter of credit reimbursement agreement in form and substance satisfactory to Morgan Guaranty (as amended, modified or supplemented from time to time, the "Morgan Guaranty L/C Reimbursement Agreement" and, together with the Paribas L/C Reimbursement Agreement and the Bank Austria L/C Reimbursement Agreement, collectively, the "L/C Reimbursement Agreements"), pursuant to which all Existing Letters of Credit issued by Morgan Guaranty as issuing bank under the Existing HQ Credit Agreement shall have been incorporated (or deemed issued) as "Letters of Credit" under, and for all purposes of, the Morgan Guaranty L/C Reimbursement Agreement.

                  (iv) On the Third Restatement Effective Date, FrontLine and Bankers Trust Company shall have entered into a line of credit agreement (as amended, modified or supplemented from time to time, the "Back-Stop Letter of Credit Agreement"), pursuant to which Bankers Trust Company shall have issued one or more letters of credit for the account of FrontLine in favor of Morgan Guaranty, Paribas and Bank Austria as beneficiaries thereunder, and the Back-Stop Letter of Credit Agreement shall be in full force and effect.

                  (v) On or prior to the Third Restatement Effective Date, First Union and HQ shall have entered into a cash collateral agreement in form and substance satisfactory to First Union (as amended, modified or supplemented from time to time, the "First Union L/C Cash Collateral Agreement"), pursuant to which all Existing Letters of Credit issued by First Union as Fronting Bank under, and as defined in, the Existing HQ Credit Agreement shall have been cash collateralized on a basis satisfactory to First Union and the Required Banks (the "Existing Letter of Credit Cash Collateral Arrangements").

                  (d) The Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to the Agents and the Required Banks that the matters set forth in this Section 4.17 have been satisfied on the Third Restatement Effective Date.

                  4.18 Second Amended and Restated Credit Agreement; etc. On the Third Restatement Effective Date (after giving effect to the incurrence of Loans on such date), (i) all outstanding Existing Revolving Loans shall be repaid in full, (ii) each Existing RL Bank shall have received payment in full of all amounts (including any accrued and unpaid interest and fees) then due and owing to it under the Second Amended and Restated Credit Agreement in respect of its Existing Revolving Loans being repaid, (iii) all accrued interest on all outstanding extensions of credit pursuant to the Second Amended and Restated Credit Agreement, and all regularly accruing fees pursuant to the Second Amended and Restated Credit Agreement, shall be paid in full on, and through, the Third Restatement Effective Date (whether or not same would otherwise then be due and payable pursuant to the Second Amended and Restated Credit Agreement) and (iv) the Administrative Agent shall have received evidence in form, scope and substance satisfactory to it that the matters set forth in this Section 4.18 have been satisfied on such date.

                  4.19 Subordination Agreement. On or prior to the Third Restatement Effective Date, the Parent, the Borrower, each Subsidiary Guarantor, and each other Subsidiary or Affiliate of the Parent which is an obligee or obligor with respect to any Affiliate Debt, shall have duly authorized, executed and delivered the Affiliate Debt and Subordination Agreement in the form of Exhibit M (as modified, amended or supplemented from time to time, the "Subordination Agreement"), and the Subordination Agreement shall be in full force and effect.

                  Section 5. Conditions Precedent to All Credit Events. The obligation of each Bank to make Loans (including Loans made on the Third Restatement Effective Date) and the obligation of an Issuing Bank to issue any Letter of Credit and the occurrence of the Third Restatement Effective Date, is subject, at the time of each such Credit Event or at the time of the Third Restatement Effective Date, as the case may be (except as hereinafter indicated), to the satisfaction of the following conditions:

                  5.01 No Default; Representations and Warranties. On the Third Restatement Effective Date and at the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the Third Restatement Effective Date and/or the date of making of such Credit Event (except to the extent such representations specifically relate to earlier dates in which case such representations shall be correct in all material respects on and as of such dates).

                  5.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

                  (b) Prior to the issuance of each Letter of Credit, the Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 1A.03 or Section 1B.03, as applicable.

                  (c) Prior to the making of each A Revolving Loan and the issuance of each A Letter of Credit, each of the Administrative Agent, each A Issuing Bank and each Bank with an A Revolving Loan Commitment shall have received an A Revolving Facility Borrowing Certificate meeting the requirements of the definition thereof.

                  The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each of the Parent and the Borrower to each of the Banks that all the conditions specified in Section 4 and in this
Section 5 and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 4 and in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and, unless otherwise specified, shall be in form and substance satisfactory to the Banks.

                  Section 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of the Parent and the Borrower makes the following representations, warranties and agreements as to itself and as to each of its Subsidiaries (to the extent applicable), as of the Third Restatement Effective Date (both before and after giving effect to the Credit Events occurring on such date, the Transaction and the other transactions contemplated by the Credit Documents, and all references to each of the Parent and the Borrower herein and elsewhere in this Agreement, shall, unless otherwise specifically indicated, be references to the Parent or the Borrower, as the case may be, after giving effect to the Transaction) and as of the date of each subsequent Credit Event, which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and any subsequent Credit Event, with the occurrence of each Credit Event on or after the Third Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct on and as of the Third Restatement Effective Date and on the date of each such Credit Event (except to the extent such representations specifically relate to earlier dates in which case such representations shall be correct in all material respects on and as of such dates):

                  6.01 Company Status. Each of the Parent and its Subsidiaries
(i) is a duly organized and validly existing corporation, limited liability company or limited partnership under the laws of the jurisdiction of its organization, (ii) is in good standing under the laws of the jurisdiction of its organization, except, in the case of any Subsidiary of the Borrower, for failures to so be in good standing which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole, (iii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iv) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.02 Company Power and Authority. Each of the Parent and its Subsidiaries has the Company power to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such Documents. Each of the Parent and its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                  6.03 No Violation. Neither the execution, delivery or performance by the Parent or any of its Subsidiaries of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) except as set forth on Part C of Schedule IV hereto, will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Parent or its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (including, without limitation, the Senior Subordinated Credit Agreement and, on and after the execution and delivery thereof, any agreement governing the Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents) or (iii) will violate any provision of the Certificate of Incorporation, By-Laws or equivalent organizational documents of the Parent or any of its Subsidiaries.

                  6.04 Governmental Approvals. (a) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Third Restatement Effective Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                  (b) No material order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Third Restatement Effective Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the Transaction,
(ii) the execution, delivery and performance of any Document (other than the Credit Documents) or (iii) the legality, validity, binding effect or enforceability of any such Document.

                  6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The audited consolidated balance sheets of Vantas as at June 30, 1997, June 30, 1998, December 31, 1998 and December 31, 1999 and the related consolidated statements of income, stockholders equity and cash flows of Vantas for the fiscal years ended as of such dates, which financial statements have been examined by PriceWaterhouseCoopers LLP, independent certified public accountants, who delivered unqualified opinions in respect thereto, (ii) the unaudited consolidated balance sheet of Vantas as at March 31, 2000 and related consolidated statements of income, stockholders equity and cash flows of Vantas for the fiscal quarter ended as of such date,
(iii) the audited consolidated balance sheets of HQ as at December 31, 1997, December 31, 1998 and December 31, 1999 and the related statements of earnings and cash flows of HQ and its Subsidiaries for the fiscal years ended as of such dates, which financial statements have been examined by KPMG LLP independent certified public accountants, who delivered unqualified opinions in respect thereto, (iv) the unaudited consolidated balance sheet of HQ as at March 31, 2000 and the related statements of earnings and cash flows of HQ and its Subsidiaries for the fiscal quarter ended as of such date, (v) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheets and statements of income and cash flow of the Parent and its Subsidiaries as at December 31, 1999 and (vi) the estimated (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of the Parent and its Subsidiaries as at May 31, 2000, copies of all of which financial statements referred to in the preceding clauses (i), (ii), (iii), (iv), (v) and (vi) have heretofore been furnished to each Bank, present fairly the financial position of the respective entities at the dates of said statements and the results of operations for the period covered thereby (or, in the case of the pro forma financial statements, present a good faith estimate of the pro forma financial condition of Parent and its Subsidiaries (after giving effect to the Transaction) on a consolidated basis at the date thereof). All such financial statements (other than the estimated balance sheet referred in clause (vi) above) have been prepared in accordance with generally accepted accounting principles and practices consistently applied except to the extent provided in the notes to said financial statements and with respect to interim financial statements, subject to normal year end adjustments. Since December 31, 1999 (after giving effect to the Transaction as if same had been consummated on such date), there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole.

                  (b) On and as of the Third Restatement Effective Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including the Loans and the Senior Subordinated Bridge Loans) being incurred in connection with the Transaction, and Liens created, and to be created, by each Credit Party in connection therewith: (a) the sum of the assets (including all intangible assets), at a fair valuation, of each Credit Party will exceed its debts; (b) no Credit Party has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and (c) each Credit Party will have sufficient capital with which to conduct its business. For purposes of this Section 6.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (c) Except as fully reflected in the financial statements and the notes related thereto described in Section 6.05(a), there were as of the Third Restatement Effective Date (and after giving effect to the Transaction and the other transactions contemplated hereby and by the Documents) no liabilities or obligations with respect to the Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Parent and its Subsidiaries taken as a whole. As of the Third Restatement Effective Date, neither the Parent nor any of its Subsidiaries knows of any basis for the assertion against the Parent or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements and the notes related thereto described in Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Parent and its Subsidiaries taken as a whole. As of the Third Restatement Effective Date (and after giving effect to the Transaction), none of the Parent or any of its Subsidiaries will have any outstanding Indebtedness or preferred stock other than (i) the Loans,

(ii) the Existing Indebtedness and (iii) pursuant to the Senior Subordinated Credit Documents and (iv) the PIK Preferred Stock.

                  (d) On and as of the Third Restatement Effective Date, the Projections have been prepared in good faith by the Borrower and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading or which fail to take into account material information regarding the matters reported therein. On the Third Restatement Effective Date, the Borrower believes that the Projections were reasonable and attainable (although actual results may differ from the Projections and no representation is made that the Projections will in fact be attained).

                  (e) Incorporated into the Projections attached as Schedule III hereto is a true and complete statement of the estimated sources and uses of all funds to be received or expended by the Parent and its Subsidiaries in connection with the Transaction, including all costs and expenses expected to be incurred in connection with the Transaction.

                  6.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of each of the Parent and the Borrower, threatened (i) with respect to any Document or the Transaction, or (ii) that are reasonably likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.07 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Parent or any Subsidiary of the Parent in writing to any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole with all information previously furnished) hereafter furnished by or on behalf of the Parent or any Subsidiary of the Parent in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete or misleading by omitting to state any material fact.

                  6.08 Use of Proceeds; Margin Regulations. (a) The proceeds of all C Term Loans and Acquisition Loans incurred by the Borrower on the Third Restatement Effective Date shall be utilized by the Borrower (i) to finance the Acquisition, (ii) to effect the Refinancing and (iii) to pay fees and expenses incurred in connection with the Transaction.

                  (b) All proceeds of Revolving Loans shall be used by the Borrower for working capital and general corporate purposes of the Borrower and its Subsidiaries (including to finance Permitted Acquisitions); provided that
(i) no proceeds of A Revolving Loans may be used to make payments owing in connection with the Transaction and (ii) proceeds of not more than $5.625 million of the B Revolving Loans may be used to make payments owing in connection with the Transaction.

                  (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 Tax Returns and Payments. Except as set forth on Schedule VI, each of the Parent and its Subsidiaries has timely filed or caused to be timely filed (including pursuant to any valid extensions of time for filing) with the appropriate taxing authority, all returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Parent and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the Parent and its Subsidiaries as a whole for the periods covered thereby. Each of the Parent and each of its Subsidiaries have paid all material taxes (including, without limitation, all federal payroll withholding taxes) payable by them which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Parent or any of its Subsidiaries, threatened by any authority regarding any taxes relating to the Parent or any of its Subsidiaries. Except as set forth on
Schedule VI, as of the Third Restatement Effective Date, neither the Parent nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Parent or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Parent or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Parent nor any of its Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. None of the Parent or any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby. In addition, nothing set forth on Schedule XI hereto has had, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.10 Compliance with ERISA. (a) Schedule VII sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of
Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan and each Multiemployer Plan have been timely made; neither the Parent nor any Subsidiary of the Parent nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan or Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212
of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan or Multiemployer Plan; no condition exists which presents a material risk to the Parent or any Subsidiary of the Parent or any ERISA Affiliate of incurring a liability to or on account of a Plan or Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with
Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Parent and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, would not exceed $50,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Parent, any Subsidiary of the Parent, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Parent or any Subsidiary of the Parent or any ERISA Affiliate exists or is likely to arise on account of any Plan or Multiemployer Plan and the Parent and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Parent nor any of its Subsidiaries has incurred any obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  (c) Notwithstanding anything to the contrary contained in this
Section 6.10, the representations and warranties made in this Section 6.10 shall only be untrue if the aggregate effect of all failures and noncompliances of the types described above in this Section 6.10 have had, or could reasonably be expected to have, a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.11 The Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the respective Credit Parties in the Collateral described therein and the Collateral Agent, for the benefit of the Secured

Creditors, has a fully perfected Lien on, and security interest in, all right, title and interest of the respective Credit Parties, in all of the Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under federal and state law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement and the filing of the Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective under federal and state law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and merchantable title to all Collateral described therein, free and clear of all Liens except those described above in this clause (a).

                  (b) The security interests created in favor of the Collateral Agent, as Pledgee for the benefit of the Secured Creditors, under the Pledge Agreement constitute first perfected security interests in the Pledge Agreement Collateral, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledge Agreement Collateral and the proceeds thereof under the Pledge Agreement other than with respect to that portion of the Pledge Agreement Collateral constituting a "general intangible" under the UCC.

                  6.12 Representations and Warranties in the Documents. All representations and warranties of the Parent, HQ, Vantas and their respective Subsidiaries set forth in the other Documents are true and correct in all material respects as of the Third Restatement Effective Date (except to the extent any such representation or warranty specifically relates to an earlier date in which such case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and the Banks shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to the Banks directly.

                  6.13 Properties. (a) Each of the Parent and its Subsidiaries has good and merchantable title to, or a validly subsisting leasehold interest in, all properties owned or leased by it, including all property reflected in the consolidated pro forma balance sheet (after giving effect to the Transaction) referred to in Section 6.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by Section 8.02), free and clear of all Liens, other than (i) as referred to in the consolidated balance sheets or in the notes thereto or in the pro forma balance sheet in each case referred to in Section 6.05(a) or (ii) otherwise permitted by Section 8.01. Schedule IV, Part A contains a true and complete list of each parcel of Real Property owned by the Parent and each of its Subsidiaries on the Third Restatement Effective Date, and the type of interest therein held by the Parent and/or its Subsidiaries.
Schedule IV, Part B contains a true and complete list of each Real Property leased or subleased (including each Master Lease) by the Parent and each of its Subsidiaries on the Third Restatement Effective Date, and the type of interest therein held by the Parent and/or its Subsidiaries.

                  (b) Each Lease (including, without limitation, each Master Lease and Business Center Agreement) is valid and in full force and effect and none of the Parent, the Borrower, or any Subsidiary is in default under any such Lease and, to the knowledge of the Parent or the Borrower, the other party or parties thereto are not in default of its or their obligations thereunder except for the defaults set forth on Part C of Schedule IV, which defaults, individually or in the aggregate, shall not have a Material Adverse Effect. The Parent, the Borrower and/or each Subsidiary is in possession of all the Real Property except with respect to portions thereof subleased to third parties pursuant to a Business Center Agreement in the ordinary course of business and in accordance with the provisions of the applicable Security Documents. As of the Third Restatement Effective Date, all Leases to which the Parent or any of its Subsidiaries is a party are legal, valid and binding obligations of the Parent or such Subsidiary and, to the knowledge of the Parent and each of its Subsidiaries, of the lessor and each other Person which is a party thereto.

                  (c) Part C of Schedule IV sets forth a true and accurate list of all Real Property leased or subleased (including, without limitation, all Master Leases) by the Parent, the Borrower and the Subsidiaries that require the consent of the landlord thereunder to the Transaction. The Parent will not, and will not permit any of the Subsidiaries to, agree to an increase in the rate of rent under such leases in order to obtain such consents. The aggregate amount of cash payments by the Parent and the Subsidiaries to the landlords under such leases in order to obtain such consents does not exceed $5.0 million.

                  6.14 Capitalization. (a) On the Third Restatement Effective Date, after giving effect to the Transaction, the authorized capital stock of the Parent consists of (i) 100,000,000 shares of common stock, $.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of the Parent, the "Parent Common Stock"), 11,956,729 of which shares shall be issued and outstanding and owned by the Persons set forth on Schedule VIII and (ii) 100,000,000 shares of PIK Preferred Stock, 4,782,692 of which shares shall be issued and outstanding and owned by the Persons set forth on Schedule VIII. All of such outstanding shares have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Except as set forth in this Section and on Schedule VIII, on the Third Restatement Effective Date, the Parent does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  (b) On the Third Restatement Effective Date, after giving effect to the Transaction, the authorized capital stock of the Borrower consists of 100,000,000 shares of common stock, $.01 par value per share, 1,000 of which shares shall be issued and outstanding and owned by the Parent. All of such outstanding shares have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  6.15 Subsidiaries. On and as of the Third Restatement Effective Date and after giving effect to the Transaction, the Borrower has no Subsidiaries other than those Subsidiaries listed on Schedule IX. Schedule IX correctly sets forth, as of the Third Restatement Effective Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock or other equity interests of each of its Subsidiaries and also identifies direct owner thereof. All outstanding shares of capital stock of each Subsidiary of the Borrower have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. No Subsidiary of the Borrower has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  6.16 Compliance with Statutes, etc. Each of the Parent and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except with respect to each of the foregoing such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.17 Investment Company Act. None of the Parent nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.18 Public Utility Holding Company Act. None of the Parent nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.19 Environmental Matters. (a) The Parent and each of its Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, in all respects, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws except such noncompliances which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole. There are no past, pending or, to the best knowledge of the Parent and the Borrower, threatened material Environmental Claims against the Parent or any of its Subsidiaries or any Real Property currently owned or operated by the Parent or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences concerning the business or operations of the Parent or any of its Subsidiaries or any Real Property or facility at any time owned, operated or used by the Parent or any of its Subsidiaries or, to the knowledge of the Parent and the Borrower, any property adjoining any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Parent or any of its Subsidiaries or any Real Property owned or operated by the Parent or any of its Subsidiaries or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law except such Environmental Claims and restrictions which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  (b) Except for immaterial amounts in compliance with applicable law, neither the Parent nor any of its Subsidiaries has, at any time, generated, used, treated, stored, transported or released Hazardous Materials on, to or from any Real Property at any time owned, leased or at any time operated by the Parent or any of its Subsidiaries.

                  (c) To the best knowledge of the Parent and the Borrower, there are no underground storage tanks located on any Real Property owned or operated by the Parent or any of its Subsidiaries the existence of which could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.20 Labor Relations. Neither the Parent nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Parent and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent and the Borrower, threatened against the Parent or any of its Subsidiaries, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent and the Borrower, threatened against the Parent or any of its Subsidiaries and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent and the Borrower, threatened against the Parent or any of its Subsidiaries.

                  6.21 Patents, Licenses, Franchises and Formulas. (a) The Parent, together with its Subsidiaries, has a license to use or otherwise has the right to use, free and clear of pending or threatened Liens, all the material patents, patent applications, trademarks, service marks, trade names, trade secrets, copyrights, proprietary information, computer programs, data bases, licenses, franchises and formulas, or rights with respect to the foregoing (together with all "Intellectual Property" as defined in any Mezzanine Subordinated Note Document, collectively, "Intellectual Property"), and has obtained all licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  (b) Neither the Parent nor any of its Subsidiaries has knowledge of any claim by any third party contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by the Parent or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any Intellectual Property right of any other Person and that to the best knowledge of the Parent and its Subsidiaries no claim is threatened except for such claims that could not, individually or in the aggregate, reasonably be expected to have a material adverse affect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  6.22 Indebtedness. Schedule X sets forth a true and complete list of all Indebtedness (other than the Loans and Indebtedness pursuant to the Senior Subordinated Credit Documents) of the Parent and each of its Subsidiaries as of the Third Restatement Effective Date after giving effect to the Transaction and the other transactions contemplated hereby (the "Existing Indebtedness"), in each case showing the aggregate amount thereof and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. None of the Existing Indebtedness was incurred in connection with, or in contemplation of, the Transaction or the other transactions contemplated hereby.

                  6.23 Restrictions on or Relating to Subsidiaries. (a) There does not exist any encumbrance or restriction on the ability of (x) any Subsidiary of the Parent to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary of the Parent, or to pay any Indebtedness owed to the Parent or a Subsidiary of the Parent, (y) any Subsidiary of the Parent to make loans or advances to the Parent or any of the Parent's Subsidiaries or (z) any Subsidiary of the Parent to transfer any of its properties or assets to the Parent or any Subsidiary of the Parent, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Parent or a Subsidiary of the Parent, (iv) the Senior Subordinated Credit Documents, (v) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 8.06(ix); provided that the restrictions applicable to the respective such Joint Venture are not made worse, or more burdensome, from the perspective of the Parent and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or (vi) on and after the execution and delivery thereof, the documentation governing the Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents.

                  (b) There does not exist any encumbrance or restriction on the ability of any Non-Subsidiary Joint Venture to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary of the Parent, or to pay any Indebtedness owed to the Parent or a Subsidiary of the Parent, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Non-Subsidiary

Joint Venture, (iv) the Senior Subordinated Credit Documents, (v) restrictions applicable to any Non-Subsidiary Joint Venture existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 8.06(ix); provided that the restrictions applicable to the respective such Non-Subsidiary Joint Venture are not made worse, or more burdensome, from the perspective of the Parent and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or (vi) on and after the execution and delivery thereof, the documentation governing the Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents.

                  6.24 Foreign Pension Plans. Neither the Parent nor any of its Subsidiaries has maintained, currently maintains or will maintain a Foreign Pension Plan without the consent of the Administrative Agent and the Required Banks.

                  6.25 The Transaction. All aspects of the Transaction have been effected in all material respects in accordance with the terms of the Documents and applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction in accordance with the terms of the Documents and all applicable laws shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Transaction. Additionally, at the time of consummation thereof, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of the Transaction or the occurrence of any Credit Event.

                  6.26 Concentration Account. Schedule V sets forth a true and complete description of the Concentration Account maintained with the Concentration Account Bank by the Parent and each of its Subsidiaries. No Credit Party now maintains, or will in the future maintain, any concentration account with any financial institution other than the Concentration Account with the Concentration Account Bank; provided, however, that each such Credit Party shall be permitted to establish new Concentration Accounts pursuant to the terms of the Security Agreement.

                  6.27 Material Contracts. All Material Contracts of the Parent and each of its Subsidiaries as of the Third Restatement Effective Date are listed on Schedule XI.

                  6.28 Business Centers; Owners. Set forth on Schedule XIII is a list of each of the business centers of the Parent and each Subsidiary of the Parent as of the Third Restatement Effective Date, and identifies the owners of each such business center, those that are owned by limited liability companies, and those that Parent or any of its Subsidiaries manages pursuant to a management contract.

                  6.29 Senior Subordinated Notes; etc. (a) The subordination provisions contained in the Senior Subordinated Credit Documents are enforceable against the respective Credit Parties party thereto and the holders of the Indebtedness thereunder, and all Obligations,

Guaranteed Obligations and Guaranteed Obligations under, and as defined in, the Subsidiaries Guaranty are within the definitions of "Designated Senior Debt" and "Senior Debt", as applicable, included in such subordination provisions. From and after the Third Restatement Effective Date, this Agreement (as same may be amended, modified or supplemented from time to time) constitutes the "Senior Secured Credit Agreement" under, and as defined in, the Senior Subordinated Credit Agreement.

                  (b) On and after the execution and delivery thereof, the subordination provisions contained in any agreement or instrument relating to Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents will be enforceable against the debtor thereunder and the holders of such Indebtedness, and all Obligations, Guaranteed Obligations and Guaranteed Obligations under, and as defined in, the Subsidiaries Guaranty will be within the definitions of "Senior Indebtedness" included in the subordination provisions contained in the Mezzanine Subordinated Note Documents.

                  6.30 Special Purpose Corporation. (a) Parent and Merger Sub 2 were formed to effect the Transaction. Prior to the consummation of the Transaction, neither Parent nor Merger Sub 2 had any significant assets or liabilities.

                  (b) After giving effect to the Transaction, the Parent has no significant assets (other than (x) the capital stock of the Borrower, (y) the Development Assets and (z) the immaterial assets used for the performance of those activities permitted to be performed by the Parent pursuant to Section 8.16(b)) or liabilities (other than under this Agreement and the other Documents to which it is a party and those liabilities permitted to be incurred by the Parent pursuant to Section 8.16(b)).

                  6.31 Foreign Assets Control Regulations. None of the Parent or any of its Subsidiaries nor, to the best knowledge of the Parent and the Borrower after due inquiry, any Affiliate of the Parent or any of its Subsidiaries, is, or will be after consummation of the Transaction and application of the proceeds of the Loans, by reason of being a national of a designated foreign country or a specially designated national within the meaning of the Regulations of the Office of Foreign Assets Control, United States Treasury Department (31 C.F.R., Subtitle B, Chapter V), or for any other reason, in violation of, any United States Federal Statute or Presidential Executive Order concerning trade or other relations with any foreign country or any citizen or national thereof or the ownership or operation of any Property.

                  6.32 Common Carrier. Neither the Parent nor any of its Subsidiaries is subject to regulation as a common carrier or contract carrier or any similar classification by the Interstate Commerce Commission or under the laws of any state, or is subject to regulation under any other federal, state or local statute which limits its ability to incur Indebtedness.

                  6.33 Customers. Set forth in Schedule XXI is a list, as of the Third Restatement Effective Date after giving effect to the Transaction, of the Parent and its Subsidiaries' ten largest operating customers and clients as measured by gross revenues of the Parent and its Subsidiaries generated by such customers and clients, for the three years ended as of December 31, 1997, 1998 and 1999. Except as disclosed on Schedule XXI, as of the Third Restatement

Effective Date, no significant customer or client (or group of related customers or clients which in the aggregate is significant) of the Parent or any of its Subsidiaries has given any of them notice or, to the knowledge of the Parent or any of its Subsidiaries, has taken any other action which has given the Parent or any of its Subsidiaries any reason to believe that such customer or client (or group of customers or clients) will materially reduce the amount of its purchases or adversely change the price or terms to the Parent or any of its Subsidiaries of such purchases. For such purposes, a customer or client (or group of customers or clients) shall be deemed significant if such customer or client (or group of related customers or clients) has accounted for more than 5% of the total gross revenues of the Parent and its Subsidiaries (taken as a whole) during the past fiscal year.

                  Section 7. Affirmative Covenants. Each of the Parent and the Borrower covenants and agrees that on and after the Third Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans and Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  7.01 Information Covenants. The Parent will furnish to each
Bank:


                  (a) Monthly Reports. Within 30 days after the end of each fiscal month other than the last such month of any fiscal quarter of the Parent, the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such month and the related consolidated statements of operations and cash flows for such month (including, without limitation, on a stand-alone basis the operations and cashflows of the Development Assets) and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures for the corresponding month and elapsed portion of such fiscal year for the prior fiscal year and comparable budgeted figures for such period as well as a management discussion and analysis of such results, all of which shall be certified by the chief financial officer or controller of the Parent, subject to normal year-end audit adjustments.

                  (b) Quarterly Financial Statements. Within 45 days after the close of each of the quarterly accounting periods in each fiscal year of the Parent, (i) the consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows (including, without limitation, on a stand-alone basis the operations and cashflows of the Development Assets) for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, (ii) management's discussion and analysis of such results,
         (iii) the "Consolidated Business Center Operating Analysis" showing the financial condition of each business suite center as at the end of such quarterly accounting period and the results of operation for such period, in each case prepared on a basis consistent with the past practices of Vantas under the Second Amended and Restated Credit Agreement prior to the Third Restatement Effective Date and (iv) the consolidating balance sheet and related statements of income and cash flows showing the financial condition of the Development Assets as of the close of such quarterly accounting period and the results of operations of the Development Assets during such quarterly accounting period and the then elapsed portion of the fiscal year, all of which shall be certified by the chief financial officer or controller of the Parent, subject to normal year-end audit adjustments.

                  (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Parent, the consolidated and consolidating balance sheets of the Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of operations, stockholders' equity and cash flows for such fiscal year and setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such period and certified, (x) in the case of the consolidating statements, by the chief financial officer or controller of the Parent and (y) in the case of the consolidated financial statements of the Parent and its Subsidiaries, by Ernst & Young LLP or any other independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, together with a signed opinion of such accounting firm (which opinion shall not be qualified as to the scope of the audit or the status of the Parent or any Subsidiary as a going concern in any respect) stating that in the course of its regular audit of the financial statements of the Parent which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (d) Management Letters. Promptly after the receipt thereof by the Parent or any of its Subsidiaries, a copy of any "management letter" received by the Parent or any of its Subsidiaries from its certified public accountants.

                  (e) Budgets. As soon as available but in no event later than 30 days after the first day of each fiscal year of the Parent, a budget for the Parent and its Subsidiaries in form customarily prepared by the Borrower and/or the Parent (including budgeted statements of earnings as well as sources and uses of cash and balance sheets and budgeted openings of new business centers which may be made available on a quarterly basis only) prepared by the Parent for each calendar month of such fiscal year prepared in reasonable detail with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of the chief financial officer or controller of the Parent to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

                  (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a), (b) and (c), a certificate of the chief financial officer or controller of the Parent to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate, (x) in the case of certificates delivered pursuant to
         Section 7.01(b) or (c), shall set forth (i) the calculations required to establish whether the Parent was in compliance with the provisions of Sections 2.03, 3.02, 7.15, 8.02, 8.04, 8.05 and 8.08
         through 8.13, inclusive, at the end of such fiscal quarter or year, as the case may be, and (ii) the calculation of the Total Leverage Ratio as at the last day of the respective fiscal quarter or fiscal year of the Parent, as the case may be, (y) in the case of certificates delivered pursuant to Section 7.01(c), the amount of Excess Cash Flow for the relevant Excess Cash Flow Payment Period, and (z) in the case of certificates delivered pursuant to Section 7.01(b) or (c), shall certify which, if any, Development Assets had been transferred to the Borrower during the period covered by such financial statements and the Business Center Level EBITDA generated by, and costs attributable to, such transferred Development Assets during such period.

                  (g) Notice of Default or Litigation. (A) Promptly, and in any event within three Business Days after an officer of the Parent or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental investigation or proceeding pending (x) against the Parent or its Subsidiaries which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole or (y) with respect to any Document, (iii) (I) any material default of the Parent, the Borrower or any of their Subsidiaries under any material lease under which the Parent, the Borrower or any of their Subsidiaries is a lessee and (II) any termination, renewal, expiration or entering into of any material lease under which the Parent, the Borrower or any of their Subsidiaries is or will be a lessee and (iv) any other event which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  (B) Promptly, and in any event within five Business Days after an officer of the Parent or any of its Subsidiaries obtains knowledge thereof, notice of (i) any material default of the Parent or any of its Subsidiaries under any material lease under which the Parent or any of its Subsidiaries is a lessee and (ii) any termination, renewal, expiration or entering into of any material lease under which the Parent or any of its Subsidiaries is or will be a lessee.

                  (h) Other Reports and Filings. Promptly upon transmission thereof, copies of any financial information, proxy materials and other information and reports, if any, which any Credit Party or any of its Subsidiaries (x) has filed with the Securities and Exchange Commission or any successor thereto (the "SEC") or (y) has delivered to holders of, or any agent or trustee with respect to, Indebtedness of any Credit Party or any of its Subsidiaries in its capacity as such a holder, agent, or trustee.

                  (i) Environmental Matters. Promptly upon, and in any event within three Business Days after an officer of the Parent or of any of its Subsidiaries obtains knowledge thereof, notice of any of the following environmental matters (i) any pending or threatened material Environmental Claim against the Parent or any of its Subsidiaries or any Real Property owned or operated at any time by the Parent or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated at any time by the Parent or any of its Subsidiaries that (a) could reasonably be anticipated to result in a material noncompliance by the Parent or any of its Subsidiaries with any material applicable Environmental Law, or
         (b) could reasonably be anticipated to form the basis of a material Environmental Claim against the Parent or any of its Subsidiaries or any Real Property owned or operated by the Parent or any of its Subsidiaries; (iii) any condition or occurrence on any material Real Property owned or operated by the Parent or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to a material Release or material threatened Release or the actual or alleged presence of any Hazardous Material on or from any Real Property owned or operated at any time by the Parent or any of its Subsidiaries in each case as required by any Environmental Law or any governmental or other administrative agency. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Parent or such Subsidiary's response thereto. In addition, the Parent will provide the Banks with copies of all material communications with any government or governmental agency relating to material Environmental Claims, all material communications with any person relating to material Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Required Banks.

                  (j) Annual Meetings with Banks. Within 120 days after the close of each fiscal year of the Parent, the Parent shall, at the request of the Administrative Agent or the Required Banks, hold a meeting (at a mutually agreeable location and time) with all Banks who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Parent and its Subsidiaries and the budgets presented for the current fiscal year of the Parent and its Subsidiaries.

                  (k) Reconciliation of Accrued Rent Liabilities. In connection with any financial information furnished by the Parent which contains a calculation of Consolidated EBITDA, the Parent shall also furnish a statement reconciling any increase or decrease in accrued rent liabilities.

                  (l) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Credit Party or any of its Subsidiaries, as the Administrative Agent or the Required Banks may reasonably request.

                  7.02 Books, Records and Inspections. The Parent will, and will cause each of its Subsidiaries to, (x) keep proper books of record and account in which full, true and correct entries, in conformity with United States generally accepted accounting principles and all requirements of law, shall be made of all dealings and transactions in relation to its business and activities and (y) reflect in their financial statements adequate accruals and appropriations to reserves in conformity with the United States generally accepted accounting principals as from time to time in effect and consistently applied. The Parent will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, under guidance of officers of the Parent or of such Subsidiary, any of the properties of the Parent or such Subsidiary, and to examine the books of account of the Parent or such Subsidiary and discuss the affairs, finances and accounts of the Parent or of such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Bank may request.

                  7.03 Maintenance of Property, Insurance. (a) Schedule II sets forth a true and complete listing of all insurance maintained by the Parent and each of its Subsidiaries as of the Third Restatement Effective Date. The Parent will, and will cause each of its Subsidiaries to, (i) keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain with financially sound and reputable insurance companies key-man life insurance, liability insurance and insurance on all its property in at least such amounts and against at least such risks as are described on Schedule II and in any event in accordance with standard industry practices and (iii) furnish to each Bank, upon written request, full information as to the insurance carried. The provisions of this
Section 7.03 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

                  (b) The Parent will at all times keep, and will cause each of its Subsidiaries to keep, its property insured in favor of the Collateral Agent, and all policies (including mortgage policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Parent or its Subsidiaries (other than employee benefit insurance)) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and naming the Collateral Agent, each Agent and each Bank as an additional insured) with respect to any Collateral, (ii) shall state that such insurance policies shall not be canceled or revised in a manner adverse to the Banks without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent, (iv) shall contain the standard noncontributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall provide that any losses shall be payable notwithstanding (A) any act or neglect of the Parent or any of its Subsidiaries,
(B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent. If the Parent or any of its Subsidiaries shall fail to insure its property in accordance with this Section 7.03, or if the Parent or any of its Subsidiaries shall fail to endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance, and each of the Parent and the Borrower jointly and severally agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

                  7.04 Corporate Franchises. The Parent will do, and will cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses and patents; provided, however, that nothing in this
Section 7.04 shall prevent (x) the withdrawal by the Parent or any Subsidiary of the Parent of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole, or (y) the dissolution of any Subsidiary of the Parent if no Permitted Business is run in connection with such Subsidiary and such dissolution could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  7.05 Compliance with Statutes, etc. The Parent will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  7.06 Compliance with Environmental Laws. (a) The Parent will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to ownership or use of the Real Property, will promptly pay or cause each of its Subsidiaries to pay all costs and expenses incurred in such compliance, and will keep or cause to be kept all such Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws. None of the Parent nor any Subsidiary of the Parent will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any Real Property, other than in compliance in all material respects with applicable law.

                  (b) At the request of the Administrative Agent or the Required Banks at any time and from time to time during the existence of this Agreement:
(i) if an Event of Default exists under this Agreement, (ii) upon the reasonable belief by the Administrative Agent that the Parent or any of its Subsidiaries has breached any representation or covenant herein with respect to any environmental matters and such breach is continuing, or (iii) in the event notice is provided under Section 7.01(i) herein, the Parent and the Borrower will provide, at their sole cost and expense (or will cause the relevant Subsidiary to provide at its sole cost and expense), an environmental site assessment report reasonable in scope concerning any Real Property of the Parent or its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent and the Required Banks, indicating the presence or Release of Hazardous Materials on or from any of the Real Property and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Parent or the Borrower fails to provide the same after thirty (30) days notice, the Administrative Agent may order the same, and the Parent and the Borrower shall grant and hereby grant to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Parent's and the Borrower's joint and several expense, which assessments, if obtained, will be provided to the Parent and the Borrower.

                  7.07 ERISA. As soon as possible and, in any event, within ten
(10) days after the Parent, any Subsidiary of the Parent or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Parent will deliver to each of the Banks a certificate of the chief financial officer of the Parent setting forth the full details as to such occurrence and the action, if any, that the Parent, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Parent, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan or Multiemployer Plan participant and any notices received by the Parent, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan or Multiemployer Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Parent has previously delivered to the Banks a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan or Multiemployer Plan; that any contribution required to be made with respect to a Plan, Multiemployer Plan, or Foreign Pension Plan has not been timely made; that a Plan or Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan or Multiemployer Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that the Parent, any Subsidiary of the Parent or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Parent or any Subsidiary of the Parent may incur any material liability pursuant to any employee welfare benefit plan (as defined in

Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or Foreign Pension Plan. The Parent will deliver to each of the Banks copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Parent will also deliver to each of the Banks a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certificates, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Parent, any Subsidiary of the Parent or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan or received from any governmental agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall be delivered to the Banks no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Parent, such Subsidiary or such ERISA Affiliate, as applicable. The Parent and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Parent or any Subsidiary of the Parent.

                  7.08 End of Fiscal Years; Fiscal Quarters. The Parent will cause its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and each of its, and each of its Subsidiaries', first three fiscal quarters end on March 31, June 30 and September 30.

                  7.09 Performance of Obligations. The Parent will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  7.10 Payment of Taxes. The Parent will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Parent or any of its Subsidiaries not otherwise permitted under Section 8.01; provided that neither the Parent nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  7.11 Interest Rate Protection. No later than 60 days following the Third Restatement Effective Date, the Borrower shall enter into interest rate protection arrangements establishing a maximum interest rate for a portion of the Borrower's outstanding Term Loans and Acquisition Loans and for a specified period, all on a basis satisfactory to the Agents.

                  7.12 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 6.08.

                  7.13 Intellectual Property Rights. The Parent will, and will cause each of its Subsidiaries to, make all filings in connection with the transfer of the material Intellectual Property rights in any acquisition. The Parent will, and will cause each of its Subsidiaries to, maintain in full force and effect all Intellectual Property rights necessary or appropriate to the business of the Parent or any Subsidiary of the Parent and take no action (including, without limitation, the licensing of Intellectual Property), or fail to take an action, as the case may be, in connection with such Intellectual Property rights which could reasonably be expected to result in a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole. The Parent will, and will cause each of its Subsidiaries to, diligently prosecute all pending applications filed in connection with seeking or seeking to perfect the Intellectual Property rights and take all other reasonable actions necessary for the protection and maintenance of the Intellectual Property rights necessary or appropriate to the business of the Parent or any Subsidiary of the Parent at all times from and after the Third Restatement Effective Date other than any such actions the failure of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole.

                  7.14 PIK Preferred Stock; etc. (a) Parent shall pay all dividends owing on any outstanding PIK Preferred Stock through the issuance of additional PIK Preferred Stock (or, alternatively, through an increase in the aggregate liquidation preference of the outstanding PIK Preferred Stock), rather than in cash, to the maximum extent permitted by the PIK Preferred Stock Documents.

                  (b) The Borrower shall pay interest owing on any outstanding Senior Subordinated Bridge Loans through an increase in the aggregate principal amount of outstanding Senior Subordinated Bridge Loans, rather than in cash, to the maximum extent permitted by the Senior Subordinated Credit Documents.

                  (c) The Borrower shall pay interest owing on any outstanding Permitted Subordinated Refinancing Indebtedness through an increase in the aggregate principal amount of outstanding Permitted Subordinated Refinancing Indebtedness, rather than in cash, to the maximum extent permitted by the documentation governing the Permitted Subordinated Refinancing Indebtedness.

                  7.15 Permitted Acquisitions. (a) Subject to the remaining provisions of this Section 7.15 applicable thereto and the requirements contained in the definition of Permitted

Acquisition, the Borrower and its Wholly-Owned Subsidiaries may from time to time after the Third Restatement Effective Date effect Permitted Acquisitions, so long as with respect to each Permitted Acquisition:

                  (i) the Borrower demonstrates that no Default or Event of Default is in existence at the time of the consummation of such Permitted Acquisition or would exist after giving effect thereto and all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto);

                  (ii) the Borrower shall have given the Administrative Agent and the Banks at least 15 days prior written notice of any such Permitted Acquisition (each such notice, a "Permitted Acquisition Notice"), which notice shall (r) contain the estimated date such Permitted Acquisition is scheduled to be consummated, (s) attach a true and correct copy of the draft purchase agreement, letter of intent, description of material terms or similar agreement executed by the Borrower and the seller in connection with such Permitted Acquisition,
         (t) contain the estimated aggregate purchase price of such Permitted Acquisition (including, without limitation, the amount of Capitalized Lease Obligations assumed in connection with the Permitted Acquisition) and the amount of related costs and expenses and the intended method of financing thereof, (u) contain a description of the Permitted Seller Notes to be issued by the Borrower in connection with such Permitted Acquisition, (v) contain a description of any Permitted Earn-Out Debt to be incurred by the Borrower in connection with such Permitted Acquisition and the maximum potential liability of the Borrower with respect thereto, (w) contain a description of the Parent Common Stock or Seller Preferred Stock to be issued by the Parent in connection with such Permitted Acquisition, (y) specify the aggregate principal amount of the Revolving Loans to be incurred by the Borrower in connection with such Permitted Acquisition and (z) specify the amount of cash on hand to be used to finance such Permitted Acquisition; provided, however, that if the estimated aggregate purchase price (including, without limitation, the amount of Capitalized Lease Obligations assumed in connection with the Permitted Acquisition) of such Permitted Acquisition is less than $1,000,000, such notice need not contain the information described in clause (s) above unless the Administrative Agent requests such information; provided further, however, in the event that after delivery of the documentation described in clause (s) above any material economic terms of the Permitted Acquisition shall be amended in any material way, then promptly after such amendment the Borrower shall provide the Administrative Agent and the Banks written notice of such changes;

                  (iii) the Borrower shall have given the Banks such other information related to the Person or business, division or product line being acquired and the Permitted Acquisition as the Administrative Agent shall reasonably request;

                  (iv) (I) as soon as available but not later than the date of the consummation of such Permitted Acquisition, a copy of the executed purchase agreement and all related agreements, schedules and exhibits with respect to such Permitted Acquisition and (II) at the time of delivery of the purchase agreement, a certification from the Borrower as to the purchase price for the proposed Permitted Acquisition (including, without limitation, the amount of Capitalized Lease Obligations assumed in connection with the Permitted Acquisition) and the estimated amount of all related costs, fees and expenses and that, except as described, there are no other amounts which will be payable in connection with the respective Permitted Acquisition;

                  (v) with respect to Permitted Acquisitions effected during any twelve-month period (including Permitted Acquisitions effected under and as defined in the Second Amended and Restated Credit Agreement, the sum (without duplication) of (I) the aggregate amount of cash paid as consideration by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisitions (including proceeds from the incurrence of Revolving Loans used for such purpose), (II) the aggregate amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of Permitted Seller Notes issued by the Borrower in connection with such Permitted Acquisitions, (III) the maximum potential liability of the Borrower with respect to the Permitted Earn-Out Debt issued in connection with such Permitted Acquisitions, and (IV) the amount of Capitalized Lease Obligations assumed in connection with such Permitted Acquisitions shall not exceed $30,000,000 during such rolling twelve-month period with the first such period commencing on the Original Effective Date;

                  (vi) with respect to each Permitted Acquisition the sum (without duplication) of (I) the aggregate amount of cash paid by the Borrower and any of its Subsidiaries as consideration in connection with such Permitted Acquisition, (II) the aggregate amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of Permitted Seller Notes issued by the Borrower in connection with such Permitted Acquisition, (III) the maximum potential liability of the Borrower with respect to all Permitted Earn-Out Debt issued in connection with such Permitted Acquisition, and
         (IV) the amount of Capitalized Lease Obligations assumed in connection with the Permitted Acquisition, shall not exceed $7,500,000;

                  (vii) except in connection with Permitted Acquisitions consisting of Start-Up Costs, calculations are made by the Parent of the Acquired EBITDA of the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition, and the amount thereof shall exceed $1 for the period of four consecutive fiscal quarters (taken as one accounting period and including fiscal quarters ending prior to the Third Restatement Effective Date) most recently ended prior to the date of the Permitted Acquisition (the "Four Quarter Calculation Period"); provided, however, in the case of calculations based on unaudited financial statements, the Administrative Agent shall be reasonably satisfied that the Acquired EBITDA of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition exceeds $1 for the Four Quarter Calculation Period; provided further, however, that, so long as the Permitted Acquisition Notice has been given as required above and so long as the Borrower has furnished the Administrative Agent information with respect to the Acquired EBITDA of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition, if the Administrative Agent has not notified the Borrower on or prior to the fifth Business Day prior to the consummation of the Permitted Acquisition that the Administrative Agent has not yet been reasonably satisfied that the $1 threshold is satisfied, the Administrative Agent shall be deemed for purposes of this clause (vii) to be so satisfied;

                  (viii) the Administrative Agent and the Required Banks shall be satisfied in their reasonable discretion that the proposed Permitted Acquisition will not reasonably likely result in materially increased liabilities (contingent or otherwise) of the Parent or any of its Subsidiaries other than Permitted Seller Notes, Permitted Earn-Out Debt and Capitalized Lease Obligations incurred in accordance with the provisions of this Agreement (including, without limitation, tax, ERISA or environmental liabilities); provided that, so long as the Permitted Acquisition Notice has been given as required above and so long as the Borrower has furnished each Bank, following request by the Administrative Agent, information with respect to liabilities of the type described in this clause with all information so requested, if any Bank has not notified the Borrower or the Administrative Agent on or prior to the tenth day prior to the consummation of the Permitted Acquisition that such Bank has not yet been satisfied that the proposed Permitted Acquisition would not be reasonably likely to result in materially increased liabilities of the Parent or any of its Subsidiaries, such Bank shall be deemed for purposes of this clause
         (viii) to be so satisfied;

                  (ix) recalculations are made by the Parent and the Borrower of compliance with the covenants contained in Sections 8.11 and 8.12 on a Pro Forma Basis, and such recalculations shall show that such covenants would have been complied with throughout the Two Quarter Calculation Period on a Pro Forma Basis;

                  (x) the Parent in good faith believes, based on calculations made by the Parent, on a Pro Forma Basis (as if the Two Quarter Calculation Period were the six-month period following the date of the consummation of the respective Permitted Acquisition), that the financial covenants contained in such Sections 8.11 and 8.12 will continue to be met for the six-month period following the date of the consummation of the respective Permitted Acquisition;

                  (xi) in no event may the aggregate amount of Start-Up Costs relating to any Permitted Acquisition with respect to any one new executive office suite center exceed $3,000,000;

                  (xii) with respect to each Permitted Acquisition, the Borrower shall conduct the customary due diligence set forth on Schedule XIV for the Four Quarter Calculation Period which shall be performed in accordance with standards established by the American Institute of Certified Public Accountants;

                  (xiii) with respect to Permitted Acquisitions with an aggregate consideration equal to or greater than $10,000,000, the Borrower shall engage a "big five" accounting firm or other accounting firm acceptable to the Administrative Agent to perform financial due diligence set forth on Schedule XIV and produce a report of their findings which shall be delivered to the Banks and be acceptable to the Required Banks in their sole judgment and to the extent a Bank has not indicated in writing within five Business Days after receipt of the materials required by this Section 7.15(a)(xiii) that it is not acceptable to such Bank then it shall be deemed to be acceptable to such Bank; provided, however, that this Section 7.15(xiii) shall not apply to Permitted Acquisitions which have been audited by a "big five" accounting firm within four months prior to the date of closing of a Permitted Acquisition; and

                  (xiv) prior to the consummation of the respective Permitted Acquisition, the Parent shall furnish the Administrative Agent and the Banks an officer's certificate executed by the chief financial officer of the Parent, certifying as to compliance with the requirements of preceding clauses (i) through (xiii) and containing the calculations required by preceding clauses (v) through (vii), (ix), (x) and (xi). The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by each of the Parent and the Borrower that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5 and 9.

                  (b) At the time of each Permitted Acquisition after the Third Restatement Effective Date involving the creation or acquisition of a Subsidiary, not less than 100% of the capital stock of such Subsidiary shall be directly owned by the Borrower or a Guarantor and such 100% owned by the Borrower or Guarantor shall be pledged for the benefit of the Secured Creditors pursuant to the Pledge Agreement or pursuant to a similar agreement satisfactory to the Administrative Agent.

                  (c) The Borrower shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition after the Third Restatement Effective Date to execute and deliver, prior to or on the date of the respective Permitted Acquisition, a counterpart of the Subordination Agreement and the Subsidiaries Guaranty (or by an amendment thereto pursuant to which it shall be a party thereto) or a substantially similar guaranty, in either case with the documentation to be in form and substance satisfactory to the Administrative Agent.

                  (d) The Borrower shall on the date of a Permitted Acquisition after the Third Restatement Effective Date, in the case of Permitted Acquisitions involving the acquisition of assets by the Borrower (including Permitted Acquisitions constituting Start-Up Costs), or, in the case of an acquisition by the respective Subsidiary, shall cause the respective Subsidiary to, grant to the Collateral Agent, for the benefit of the Secured Creditors, first priority perfected security interests in all property of the Borrower or such Subsidiaries acquired in connection with the Permitted Acquisition and to take, or cause such Subsidiary to take, all actions requested by the Administrative Agent or the Required Banks (including, without limitation, the obtaining of UCC-11's and the filing of UCC-1's) in connection with the granting of such security interests. All security interests required to be granted pursuant to this Section 7.15(d) shall be granted pursuant to such security documentation (which shall be substantially similar to the analogous Security Documents already executed and satisfactory in form and substance to the Administrative Agent) and shall (except as otherwise consented to by the Administrative Agent and the Required Banks) constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 8.01. The security documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the Secured Creditors, required to be granted pursuant to the respective Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower or the relevant Subsidiary. At the time of the execution and delivery of Additional Security Documents, the Parent and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, environmental appraisals and other related documents as may be reasonably requested by the Collateral Agent or the Required Banks to assure themselves that this Section has been complied with. All actions required to be taken by this Section 7.15(d) with respect to the Additional Collateral shall be completed no later than the date on which the Permitted Acquisition is effected unless otherwise consented to by the Administrative Agent.

                  7.16 Register. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 7.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of an assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered assignment and assumption agreement pursuant to Section 12.04(b). Coincident with the delivery of such an assignment and assumption agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment or Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Commitment or Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. Each of the Parent and the Borrower jointly and severally agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 7.16.

                  7.17 Further Actions. (a) Each Credit Party shall grant to the Collateral Agent, for the benefit of the Secured Creditors, at the request of the Administrative Agent or the Required Banks, at any time, a security interest in any Real Property or vehicles owned by any such Credit Party and any other assets of such Credit Party and not already subject to a Security Document and shall take all actions requested by the Administrative Agent or the Required

Banks (including, without limitation, the obtaining of mortgage policies, title surveys and real estate appraisals satisfying the requirements of all applicable laws) in connection with the granting of such security interest.

                  (b) The security interests required to be granted pursuant to clause (a) above shall be granted pursuant to mortgages, deeds of trust and security agreements, in each case satisfactory in form and substance to the Administrative Agent and the Required Banks, which mortgages and security agreements shall create valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens, except such Liens as are permitted by Section 8.01. The mortgages and other instruments related thereto and security agreements shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the Secured Creditors, required to be granted pursuant to such documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the additional documents, the Parent and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, mortgage policies, title surveys, real estate appraisals, certificates of title and other related documents as may be reasonably requested by the Administrative Agent or the Required Banks to assure themselves that this Section 7.17 has been complied with.

                  (c) Each Credit Party agrees that each action required by
Section 7.17(a) or (b) shall be completed within 60 days of the date such action is requested to be taken.

                  7.18 Concentration Account; Lockboxes, etc. (a) On the Third Restatement Effective Date, the Parent shall, and shall have caused each of its Subsidiaries to, have duly authorized, executed and delivered a Concentration Account Consent Letter in such form as approved by the Collateral Agent (each as amended and restated, modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, a "Concentration Account Consent Letter") with the Collateral Agent and the Concentration Account Bank, acknowledging that the Concentration Account listed on Schedule V and maintained at the Concentration Account Bank is under the exclusive dominion and control of the Collateral Agent and that all moneys, instruments and other securities deposited in such Concentration Account are to be held by the Concentration Account Bank for the benefit of the Collateral Agent. Each Credit Party represents and warrants that it does not now maintain, and will not in the future maintain, any other Concentration Account with any Concentration Account Bank other than the applicable Concentration Account; provided, however, that each such Credit Party shall be permitted to establish new Concentration Accounts pursuant to the terms of the Security Agreement.

                  (b) On or prior to December 31, 2000 (or such later date as the Administrative Agent shall determine in its sole discretion), the Borrower, its Subsidiaries, the Collateral Agent and financial institutions selected by the Borrower and acceptable to the Collateral Agent (the "Lockbox Banks") shall have duly authorized, executed and delivered lockbox agreements substantially in the form of Annex L to the Security Agreement (each, as amended, modified or supplemented from time to time, a "Lockbox Agreement"), providing, inter alia, for (i) the establishment and maintenance of one or more lockboxes for the collection of payments made in respect of Property Income (each, a "Lockbox") and (ii) the transfer of all amounts held in any such Lockbox at the end of each Business Day to the Concentration Account. On and after the execution and delivery of the Lockbox Agreements as provided in the immediately preceding sentence, the Parent shall, and shall cause its Subsidiaries to, (x) instruct all tenants and other account debtors in respect of Property Income to remit all payments to a designated Lockbox and (y) deposit all amounts received from any tenant or account debtor in respect of Property Income into a Lockbox.

                  7.19 Contributions; Payments; etc. (a) The Parent will, upon its receipt thereof, contribute as an equity contribution to the capital of the Borrower, any cash proceeds received by the Parent from any asset sale, any incurrence of Indebtedness, any Recovery Event, any tax refunds or any sale or issuance of its equity or any cash capital contributions (other than equity proceeds received pursuant to the Preferred Equity Financing or as part of a Permitted Equity Issuance).

                  (b) The Borrower will apply the proceeds of all equity contributions received by it from the Parent as provided in clause (a) above in accordance with the requirements of Section 3.02.

                  7.20. Name Change. Immediately after giving effect to the Second-Step Merger, Merger Sub 2 shall cause an amendment to the Certificate of Incorporation of Merger Sub 2 to be filed with the Secretary of State of the State of Delaware, which amendment shall change the name of Merger Sub 2 from "HQ Merger Subsidiary, Inc." to "HQ Global Workplaces, Inc."

                  Section 8. Negative Covenants. Each of the Parent and the Borrower hereby covenants that on and after the Third Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans and Notes and all Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Liens. The Parent will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Parent or any of its Subsidiaries, whether now owned or hereafter acquired (including, without limitation, Master Leases), or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Parent or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 8.01 shall not prevent the Parent or any of its Subsidiaries from creating, incurring, assuming or permitting the existence of the following (liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens with respect to the Parent or any of its Subsidiaries for taxes (including social security charges in France) not yet due or Liens for taxes (including social security charges in France) being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) unperfected Liens in respect of property or assets of the Parent or any of its Subsidiaries imposed by law or, in the case of landlord liens, pursuant to contractual rights, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, mechanics' and landlords' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Parent's or any of its Subsidiaries' property or assets or materially impair the use thereof in the operation of the business of the Parent or its Subsidiaries or
         (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens of the Parent or its Subsidiaries in existence on the Third Restatement Effective Date which are listed, and the property subject thereto described, on Schedule XII, but only to the respective date, if any, set forth in such Schedule XII for the removal and termination of any such Liens except, that, any Lien may be continued or renewed in connection with the refinancing of any Indebtedness secured thereby, provided that (x) such Lien does not encumber additional property, and (y) the principal amount of Indebtedness secured by such Lien is not increased;

                  (iv) Liens created pursuant to the Security Documents;

                  (v) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances on the property of the Parent or any of its Subsidiaries arising in the ordinary course of business and not materially interfering with the conduct of the business of the Parent or any of its Subsidiaries;

                  (vi) Liens on property of the Borrower and its Subsidiaries subject to, and securing only, Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 8.05(iii) or 8.05(vi); provided that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Parent or any of its Subsidiaries;

                  (vii) Liens (other than any Lien imposed by ERISA) on property of the Parent or any of its Subsidiaries incurred or deposits made in the ordinary course of business (x) in connection with workers' compensation, unemployment insurance and other types of social security or (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); provided that the aggregate amount of cash and the fair market value of the property encumbered by Liens described in this clause
         (vii)(y) (excluding the amount of cash deposited to secure the performance of leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practices of the Borrower and its Subsidiaries as in effect on the Third Restatement Effective Date) shall not exceed $100,000;

                  (viii) Liens placed upon equipment or machinery used in the ordinary course of the business of the Borrower or any of its Subsidiaries within 60 days following the time of purchase thereof by the Borrower or any of its Subsidiaries and improvements and accretions thereto to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or any Indebtedness incurred to refinance such Indebtedness, provided that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause (viii) does not exceed at any one time outstanding $400,000 with respect to all machinery and equipment and (y) in all events, the Lien encumbering the equipment or machinery so acquired and improvements and accretions thereto does not encumber any other asset of the Borrower or any of its Subsidiaries;

                  (ix) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (x) inchoate Liens (where there has been no execution or levy and no pledge or delivery of collateral) arising from and out of judgments or decrees in existence at such time not constituting an Event of Default; and

                  (xi) a lien in favor of the landlord with respect to the assets of Vantas Walnut, Inc., located at 70 Walnut Street, Wellesley, Massachusetts.

                  8.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Parent will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions by the Borrower or any of its Subsidiaries of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                  (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 8.08;

                  (ii) each of the Borrower and its Subsidiaries may lease (as lessee) real or personal property to the extent permitted by Section
         8.08 and to the extent such lease is not a Capital Lease, the Borrower and its Subsidiaries shall enter into such leases in the ordinary course of business;

                  (iii) Investments may be made to the extent permitted by
         Section 8.06;

                  (iv) the Acquisitions shall be permitted, so long as same are consummated in accordance with the relevant requirements of Section 4.16;

                  (v) the Borrower and its Subsidiaries may effect Permitted Acquisitions in accordance with the requirements of Section 7.15;

                  (vi) the Borrower may cause any Subsidiary to be dissolved if no Permitted Business is operated in connection with such Subsidiary and such dissolution could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole; and

                  (vii) the Borrower and any of its Subsidiaries may sell or otherwise dispose of assets (including the capital stock of, or other equity interests in, any of their respective Subsidiaries or Joint Ventures) which, in the reasonable opinion of such Person, are uneconomic or no longer useful in the conduct of such Person's business, provided that (w) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower), (x) all of the consideration from each such sale shall be in the form of cash (for purposes of this clause (x) treating as cash consideration the amount of any trade payables and the principal amount of Indebtedness for borrowed money assumed by the respective purchaser of assets), (y) the aggregate Net Sale Proceeds of all assets sold or otherwise disposed of pursuant to this clause (vii) in any fiscal year of the Parent shall not exceed $10,000,000 in the aggregate and (z) the Net Sale Proceeds therefrom are applied to repay Loans and/or reduce the Total Commitment as provided in Section 3.02(A)(h).

To the extent the Required Banks waive the provisions of this Section 8.02 with respect to the sale of any Collateral (to the extent the Required Banks are permitted to waive such provisions in accordance with Section 12.12), or any Collateral is sold as permitted by this Section 8.02, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  8.03 Dividends. The Parent will not, nor will the Parent permit any of its Subsidiaries to, declare or pay any Dividends with respect to the Parent or any of its Subsidiaries, except that (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower, (ii) the Parent may pay regularly accruing Dividends with respect to Seller Preferred Stock through the issuance of additional shares of Seller Preferred Stock (but not in cash) in accordance with the terms of the documentation governing the same, (iii) the Parent may pay regularly accruing Dividends with respect to the PIK Preferred Stock (whether outstanding on the Third Restatement Effective Date or issued thereafter in accordance with the requirements of this clause (iii)) through the issuance of additional shares of PIK Preferred Stock (or, alternatively, through an increase in the aggregate liquidation preference of the outstanding PIK Preferred Stock by the amount of the accumulated dividends thereunder) (but not in cash) in accordance with the terms of the PIK Preferred Stock Documents, (iv) the Borrower may pay cash Dividends to the Parent, so long as (x) there shall exist no Default or Event of Default (both before and immediately after giving effect to the payment thereof), (y) the proceeds thereof are promptly used by Parent to pay operating expenses and other similar corporate overhead costs and expenses (but excluding in any event any costs, expenses or losses relating to the Development Assets) and (z) the aggregate amount of Dividends paid by the Borrower in any fiscal year of Parent pursuant to this clause (iv) does not exceed $100,000, (v) the Borrower may pay cash Dividends to the Parent in the amounts and at the times of any payment by the Parent in respect of taxes, provided that (x) the amount of cash Dividends paid pursuant to this clause (v) to enable the Parent to pay federal income taxes at any time shall not exceed the lesser of (A) the amount of such federal income taxes owing by the Parent at such time for the respective period and (B) the amount of such federal income taxes that would be owing by the Borrower and its Subsidiaries on a consolidated basis for such period if determined without regard to the Parent's ownership of the Borrower and (y) any refunds shall promptly be returned by the Parent to the Borrower and (vi) any Subsidiary of the Borrower that is not a Wholly-Owned Subsidiary may pay cash Dividends to its shareholders or partners generally, so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto).

                  8.04 Concentration Account; Lockboxes. The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution where cash or Cash Equivalents is or may be deposited or maintained with any Person, other than (i) at any time prior to December 31, 2000 (or such later date as the Administrative Agent shall determine in its sole discretion), the bank deposit accounts listed on Part A of
Schedule V hereto, (ii) on and after the establishment thereof pursuant to
Section 7.18(b), the Lockboxes, (iii) the Concentration Account and (iv) the foreign bank accounts of Foreign Subsidiaries of the Parent set forth on Part B of Schedule V (so long as the cash or Cash Equivalents held in such accounts represents earnings from Foreign Subsidiaries operating in International Locations).

                  8.05 Indebtedness. The Parent will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Indebtedness of the Borrower under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement to the extent such is entered into to satisfy the requirements of Section 7.11;

                  (iii) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 8.08; provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases outstanding under this clause (iii) at any one time shall not exceed $10,000,000 (so long as the amount of Capitalized Lease Obligations incurred in any one fiscal year of the Parent does not exceed the amount of Capital Expenditures (other than Permitted Acquisitions) the Borrower and its Subsidiaries is permitted to incur during such fiscal year in accordance with Section 8.08);

                  (iv) Existing Indebtedness listed on Schedule X but without giving effect to any refinancings, renewals or increases in the principal amount thereof, except for refinancings, renewals and extensions thereof which do not increase the principal amount of Indebtedness being refinanced, renewed and/or extended;

                  (v) Indebtedness in amounts, and subject to Liens, permitted under Section 8.01(viii);

                  (vi) (x) Indebtedness of the Borrower evidenced by Permitted Seller Notes or constituting Permitted Earn-Out Debt issued in accordance with the requirements of Section 7.15 so long as the amount outstanding at any time shall not exceed $4,000,000 and (y) Capitalized Lease Obligations of Subsidiaries of the Borrower assumed in connection with Permitted Acquisitions and incurred in accordance with Section 7.15, so long as such (y) Capitalized Lease Obligations were not incurred in anticipation or contemplation of such Permitted Acquisitions and the Capitalized Lease Obligations are obligations solely of the entity acquired in such Permitted Acquisition or formed by the Borrower to effect such Permitted Acquisition;

                  (vii) guaranties by the Borrower or any of its Subsidiaries of leases entered into in the ordinary course of business by any Subsidiary of the Borrower;

                  (viii) Indebtedness of the Borrower, and subordinated guarantees thereof by the Subsidiary Guarantors, incurred pursuant to the Senior Subordinated Bridge Loans and the other Senior Subordinated Credit Documents on the Third Restatement Effective Date in an aggregate principal amount not to exceed $125,000,000 (as (x) increased as a result of the increase in the aggregate principal amount of Senior Subordinated Bridge Loans to pay any regularly accruing interest on then outstanding Senior Subordinated Bridge Loans in accordance with the terms of the Senior Subordinated Credit Agreement and (y) reduced by any repayments of principal thereof (including any deemed repayment occurring as a result of any conversion or exchange of the Senior Subordinated Bridge Loans into or for Permitted Subordinated Refinancing Indebtedness incurred pursuant to clause (x) below));

                  (ix) Indebtedness constituting Intercompany Loans to the extent permitted by Section 8.06(xii);

                  (x) so long as no Default or Event of Default is in existence at the time of the incurrence thereof and immediately after giving effect thereto, Permitted Subordinated Refinancing Indebtedness in an aggregate principal amount at any time outstanding not to exceed the sum of (x) the aggregate principal amount of the Permitted Subordinated Refinancing Indebtedness on the date of the incurrence thereof in accordance with the requirements of the definition thereof plus (y) the amount of any increase in the principal amount thereof incurred to pay any regularly accruing interest on the then outstanding Permitted Subordinated Refinancing Indebtedness in accordance with the terms of the documentation governing the same minus
         (z) any repayment of principal of any such Permitted Subordinated Refinancing Indebtedness;

                  (xi) Indebtedness of the Borrower, and subordinated guarantees thereof by the Parent and the Subsidiary Guarantors, as the case may be, under the Mezzanine Subordinated Notes and the other Mezzanine Subordinated Note Documents in an aggregate principal amount at any time outstanding not to exceed the remainder of (x) the sum of the aggregate principal amount of the Mezzanine Subordinated Notes on the date of issuance thereof in accordance with the requirements of the definition thereof less (y) any repayment of principal of any such Mezzanine Senior Subordinated Notes; and

                  (xii) additional unsecured Indebtedness incurred in the ordinary course of business in an aggregate principal amount at any time outstanding not to exceed $2,000,000.

                  Notwithstanding anything to the contrary contained above, (x) Indebtedness incurred to refinance any theretofore outstanding Senior Subordinated Bridge Loans or Permitted Subordinated Refinancing Indebtedness may only be incurred pursuant to the provisions of clauses (x) and (xi) of Section
8.05 (and not in reliance on any other provisions of Section 8.05), (y) at no time shall the aggregate principal amount of all Indebtedness outstanding at any time pursuant to clauses (viii), (x) and (xi) exceed $125,000,000 (as the same may be increased as a result of any increase in the aggregate principal amount of such Indebtedness to pay any regularly accruing interest on such then outstanding Indebtedness in accordance with the terms of the documentation governing the same) and (z) Affiliate Debt shall only be permitted to be incurred and to remain outstanding if each obligee and each obligor (including any guarantors) with respect to such Affiliate Debt shall have become parties to the Subordination Agreement in accordance with the terms thereof.

                  8.06 Advances, Investments and Loans. The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (any of the foregoing, an "Investment"), except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents; provided that all cash or Cash Equivalents of the Borrower and its Subsidiaries shall be held in a Lockbox or the Concentration Account in accordance with the terms of the relevant Lockbox Agreement or the Concentration Account Consent Letter, as the case may be (or, in the case of a Foreign Subsidiary, in a foreign account specified on Part B of Schedule V to the extent permitted to be held in such an account pursuant to Section 8.04), provided, however, that at any time that any Revolving Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries (whether held in the Concentration Account, a Lockbox or otherwise) shall not exceed the product of (x) $25,000 and (y) the number of business centers operated by the Borrower and its Subsidiaries at the time of determination;

                  (iii) the Borrower may enter into Interest Rate Protection or Other Hedging Agreements to the extent such is entered into to satisfy the requirements of Section 7.11;

                  (iv) the Borrower and its Subsidiaries may make Capital Expenditures (other than Permitted Acquisitions and Investments in Joint Ventures which are permitted pursuant to clauses (viii) and (ix), respectively, below) to the extent permitted by Section 8.08;

                  (v) the Acquisitions shall be permitted, so long as same are consummated in accordance with the relevant requirements of Section 4.16;

                  (vi) the Borrower and its Subsidiaries may endorse negotiable instruments for collection in the ordinary course of business;

                  (vii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business consistent with past practices to their respective employees for moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $750,000;

                  (viii) the Borrower and its Subsidiaries may effect Permitted Acquisitions (including Start-Up Costs) in accordance with the requirements of Section 7.15;

                  (ix) the Borrower and/or any of its Wholly-Owned Subsidiaries shall be permitted to make Investments in any Joint Venture on any date , so long as (x) the aggregate amount of such Investments does not exceed the Annual Available JV Basket Amount in effect on such date or the Aggregate Available JV Basket Amount in effect on such date (in each case, after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), (y) no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment and (z) neither the Borrower nor any of its Subsidiaries has any obligation to (A) subscribe for additional equity interests in such Joint Venture or (B) maintain or preserve such Joint Venture's financial condition (except for any guaranty by Parent or any if its Subsidiaries of obligations of such Joint Venture included in clause (iii) of the definitions of "Annual Available JV Basket Amount" and "Aggregate Available JV Basket Amount") or cause such Joint Venture to achieve certain levels of operating results;

                  (x) the Parent and its Subsidiaries may own the capital stock of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement (so long as all amounts invested in such Subsidiaries are independently justified under another provision of this Section 8.06);

                  (xi) investments in existence on the Third Restatement Effective Date and listed on Schedule XIX shall be permitted, without giving effect to any additions thereto or replacements thereof;

                  (xii) the Borrower may make intercompany loans and advances to any Subsidiary Guarantor (collectively, "Intercompany Loans"), provided, that (x) each Intercompany Loan shall be evidenced by an Intercompany Note and (y) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (xiii) the Parent may make cash equity contributions to the Borrower and the Borrower may make cash equity contributions to any of its direct Wholly-Owned Subsidiaries that is a Subsidiary Guarantor;

                  (xiv) the Parent may contribute to the Borrower at cost that portion of the Development Assets which, for the fiscal quarter immediately preceding such contribution, had positive Business Center Level EBITDA, so long as any such contribution is made in exchange for additional shares of common stock of the Borrower valued at the time of such contribution; and

                  (xv) HQ may contribute the Development Assets to the Parent on the Third Restatement Effective Date in accordance with the requirements of Sections 4.16(d) and (g).

                  8.07 Transactions with Affiliates. The Parent will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Parent or any Affiliate of the Parent's Subsidiaries, unless such transaction or series of related transactions is in writing and on terms that are no less favorable to the Parent or such Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, except that (i) the Parent and its Subsidiaries may effect the Transaction, (ii) loans and advances made in accordance with Section 8.06(vii) shall be permitted, (iii) the Parent and its Subsidiaries may pay customary fees to non-officer directors of the Parent and its Subsidiaries, and (iv) the entering into, and performing of, the Intercompany Agreement by the Borrower and any of its Subsidiaries party thereto (including without limitation entering into any Product Agreement) shall be permitted. In no event may any management or similar fees be paid or payable by the Parent or any of its Subsidiaries to any Person except as specifically provided in this Section 8.07.

                  8.08 Capital Expenditures. (a) The Parent will not, and will not permit any of its Subsidiaries to, make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including Capitalized Lease Obligations) or Investments in Joint Ventures (collectively, "Capital Expenditures"), except that, subject to the provisions of Section 8.06(ix) and the limitations contained in Sections 8.08(c) and (e) below, (i) the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries may make Capital Expenditures as provided in Sections 8.08(b) and
(d) below, (ii) during the period commencing on the Third Restatement Effective Date and ending on December 31, 2000, the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries may make Maintenance and Up-Grade Capital Expenditures, so long as the aggregate amount thereof during such period does not exceed $9,000,000 and (iii) during any fiscal year of the Parent commencing after December 31, 2000, the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries may make Maintenance and Up-Grade Capital Expenditures, so long as the aggregate amount thereof during any such fiscal year does not exceed $18,000,000 (as such amount may be increased on January 1 of each fiscal year (commencing with January 1, 2001) by three percent of the previous fiscal year's amount as determined hereunder).

                  (b) In addition to the Capital Expenditures permitted pursuant to clauses (ii) and (iii) of Section 8.08(a) above but subject to Sections 8.08(c) and (e) below, the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries may make additional Capital Expenditures (including Permitted Acquisitions in accordance with Section 7.15 and Joint Venture Investments made in accordance with Section 8.06(ix)) (i) during the period commencing on the Third Restatement Effective Date and ending on December 31, 2000, so long as the aggregate amount thereof during such period does not exceed $18,500,000 and (ii) during any fiscal year of the Parent commencing after December 31, 2000, so long as the aggregate amount thereof during any such fiscal year does not exceed the remainder of (x) the Additional Permitted CapEx Amount then in effect for such fiscal year minus (y) the aggregate amount of Maintenance and Up-Grade Capital Expenditures that the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries are permitted to make during such fiscal year pursuant to clause (iii) of Section 8.08(a) above.

                  (c) Notwithstanding anything to the contrary contained in Sections 8.08(a) or (b) above (and without prejudice to the right of the Parent and its Subsidiaries to make additional Capital Expenditures pursuant to Section 8.08(d) below), in no event shall the Parent, the Borrower and their Subsidiaries make Capital Expenditures (including Maintenance and Up-Grade Capital Expenditures) in reliance on clauses (ii) and (iii) of Section 8.08(a) and Section 8.08(b) above in excess of $20,000,000 during any fiscal quarter of the Parent.

                  (d) In addition to the Capital Expenditures permitted pursuant to clauses (ii) and (iii) of Section 8.08(a) and Section 8.08(b) above but subject to Section 8.08(e) below, the Parent (so long as it owns Development Assets) and the Borrower and its Subsidiaries may make, at any time, additional Capital Expenditures constituting Permitted Acquisitions (other than Start-Up Costs) in an aggregate amount equal to the Retained Excess Cash Flow Amount at such time, so long as any such Permitted Acquisition is otherwise consummated in accordance with the requirements of Section 7.15.

                  (e) Notwithstanding anything to the contrary in this Section 8.08, in no event shall the Parent, the Borrower and their respective Subsidiaries make, during any fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 2001, Capital Expenditures (including Permitted Acquisitions and Investments in Joint Ventures) which in the aggregate exceed the Permitted Quarterly CapEx Amount for such fiscal quarter. In addition, once the Permitted Quarterly CapEx Amount for a fiscal quarter has been determined, commencing with the fiscal quarter ending March 31, 2001, the Parent, the Borrower and their respective Subsidiaries shall not enter into any additional binding commitments or agreements, to make Capital Expenditures (including Permitted Acquisitions and Investments in Joint Ventures) during such fiscal quarter, which in the aggregate, when combined with existing binding commitments to make such Capital Expenditures in such fiscal quarter, exceed the Permitted Quarterly CapEx Amount for such fiscal quarter.

                  8.09 Fixed Charge Coverage Ratio. The Parent will not permit the Fixed Charge Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of the Parent set forth below to be less than the ratio set forth opposite such fiscal quarter below:


           Fiscal Quarter Ended                                   Ratio
           --------------------                                   -----
March 31, 2001                                                  1.00:1.00
June 30, 2001                                                   1.00:1.00
September 30, 2001                                              1.00:1.00
December 31, 2001                                               1.00:1.00
March 31, 2002                                                  1.10:1.00
June 30, 2002                                                   1.10:1.00
September 30, 2002                                              1.10:1.00
December 31, 2002                                               1.10:1.00
March 31, 2003                                                  1.10:1.00
June 30, 2003                                                   1.10:1.00
September 30, 2003                                              1.10:1.00
December 31, 2003                                               1.10:1.00
March 31, 2004                                                  1.10:1.00
June 30, 2004                                                   1.10:1.00
September 30, 2004                                              1.10:1.00
December 31, 2004                                               1.10:1.00
March 31, 2005                                                  1.10:1.00
June 30, 2005                                                   1.10:1.00
September 30, 2005                                              1.10:1.00

                  8.10 Interest Coverage Ratio. The Parent will not permit the ratio of its Consolidated EBITDA to its Consolidated Interest Expense for any Test Period ending on the last day of any fiscal quarter of the Parent set forth below to be less than the ratio set forth opposite such fiscal quarter below:

           Fiscal Quarter Ended                                   Ratio
           --------------------                                   -----
September 30, 2000                                              2.00:1.00
December 31, 2000                                               2.00:1.00
March 31, 2001                                                  2.25:1.00
June 30, 2001                                                   2.25:1.00
September 30, 2001                                              2.50:1.00
December 31, 2001                                               2.50:1.00
March 31, 2002                                                  2.50:1.00
June 30, 2002                                                   2.50:1.00
September 30, 2002                                              2.50:1.00
December 31, 2002                                               2.50:1.00
March 31, 2003                                                  2.50:1.00
June 30, 2003                                                   2.50:1.00
September 30, 2003                                              2.50:1.00
December 31, 2003                                               3.00:1.00
March 31, 2004                                                  3.00:1.00
June 30, 2004                                                   3.00:1.00
September 30, 2004                                              3.00:1.00
December 31, 2004                                               3.00:1.00
March 31, 2005                                                  3.00:1.00
June 30, 2005                                                   3.00:1.00
September 30, 2005                                              3.00:1.00


                  8.11 Maximum Total Leverage Ratio. The Parent will not permit the Total Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:


           Fiscal Quarter Ended                                   Ratio
           --------------------                                   -----
September 30, 2000                                              4.00:1.00
December 31, 2000                                               4.00:1.00
March 31, 2001                                                  3.75:1.00
June 30, 2001                                                   3.50:1.00
September 30, 2001                                              3.25:1.00
December 31, 2001                                               3.25:1.00
March 31, 2002                                                  3.25:1.00
June 30, 2002                                                   3.25:1.00
September 30, 2002                                              3.25:1.00
December 31, 2002                                               3.00:1.00
March 31, 2003                                                  3.00:1.00
June 30, 2003                                                   3.00:1.00
September 30, 2003                                              3.00:1.00
December 31, 2003                                               3.00:1.00
March 31, 2004                                                  3.00:1.00

           Fiscal Quarter Ended                                   Ratio
           --------------------                                   -----
June 30, 2004                                                   3.00:1.00
September 30, 2004                                              3.00:1.00
December 31, 2004                                               3.00:1.00
March 31, 2005                                                  3.00:1.00
June 30, 2005                                                   3.00:1.00
September 30, 2005                                              3.00:1.00

                  8.12 Maximum Senior Leverage Ratio. The Parent will not permit the Senior Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

           Fiscal Quarter Ended                                   Ratio
           --------------------                                   -----
September 30, 2000                                              2.95:1.00
December 31, 2000                                               2.75:1.00
March 31, 2001                                                  2.50:1.00
June 30, 2001                                                   2.50:1.00
September 30, 2001                                              2.25:1.00
December 31, 2001                                               2.25:1.00
March 31, 2002                                                  2.25:1.00
June 30, 2002                                                   2.25:1.00
September 30, 2002                                              2.25:1.00
December 31, 2002                                               2.00:1.00
March 31, 2003                                                  2.00:1.00
June 30, 2003                                                   2.00:1.00
September 30, 2003                                              2.00:1.00
December 31, 2003                                               2.00:1.00
March 31, 2004                                                  2.00:1.00
June 30, 2004                                                   2.00:1.00
September 30, 2004                                              2.00:1.00
December 31, 2004                                               2.00:1.00
March 31, 2005                                                  2.00:1.00
June 30, 2005                                                   2.00:1.00
September 30, 2005                                              2.00:1.00

                  8.13 Minimum EBITDA. The Parent will not permit its Consolidated EBITDA for any Test Period ending on the last day of a fiscal quarter set forth below to be less than an amount equal to the sum of (A) the amount set forth opposite such fiscal quarter below plus (B) the product of (i) 85% and (ii) the amount of Acquired EBITDA for the four fiscal quarters immediately preceding the date of the Permitted Acquisition of any Person, business, division or product line acquired after the Third Restatement Effective Date and prior to the respective fiscal quarter set forth above pursuant to a Permitted Acquisition; provided, however, that (x) to the extent such four quarter Acquired EBITDA is not audited, the Administrative Agent must be satisfied with the amount of Acquired EBITDA being included for purposes of setting the levels for the covenant contained in this Section 8.13 (provided that if the Administrative Agent has not notified the Borrower prior to the consummation of the Permitted Acquisition that the Administrative Agent is not satisfied with the amount of such Acquired EBITDA, the Administrative Agent shall be deemed satisfied for purposes of this clause (x)), (y) all calculations and procedures used in determining Acquired EBITDA must be in accordance with the definition of "Pro Forma Basis" and (z) in any event, the amount of Acquired EBITDA of any Person, business decision or product line acquired pursuant to a Permitted Acquisition to be used for the purposes of clause (ii) above shall be set forth in an officer's certificate provided by the Parent and delivered to the Administrative Agent and to each of the Banks in connection with the respective Permitted Acquisition:

           Fiscal Quarter Ended                                   Amount
           --------------------                                   ------
September 30, 2000                                             $92,000,000
December 31, 2000                                              $92,000,000
March 31, 2001                                                 $98,000,000
June 30, 2001                                                  $105,000,000
September 30, 2001                                             $108,000,000
December 31, 2001                                              $110,000,000
March 31, 2002                                                 $110,000,000
June 30, 2002                                                  $110,000,000
September 30, 2002                                             $110,000,000
December 31, 2002                                              $110,000,000
March 31, 2003                                                 $110,000,000
June 30, 2003                                                  $110,000,000
September 30, 2003                                             $110,000,000
December 31, 2003                                              $114,000,000
March 31, 2004                                                 $114,000,000
June 30, 2004                                                  $114,000,000
September 30, 2004                                             $114,000,000
December 31, 2004                                              $115,000,000
March 31, 2005                                                 $115,000,000
June 30, 2005                                                  $115,000,000
September 30, 2005                                             $115,000,000

                  8.14 Limitation on Voluntary Payments and Modification of Existing Indebtedness; Limitation on Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. (a) The Parent will not, and will not permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption (including pursuant to any change of control provision) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), or exchange of, or any involuntary prepayment or redemption as a result of any asset sale, change of control or similar event of, or set off any amounts against, any Existing Indebtedness (other than up to $1 million to prepay Capitalized Lease

         Obligations), any Senior Subordinated Credit Document, any Permitted Earn-Out Debt or any Permitted Seller Note, or, after the incurrence, issuance or delivery thereof, any Permitted Subordinated Refinancing Indebtedness or any Mezzanine Subordinated Note Document; provided however that the Senior Subordinated Bridge Loans and any Permitted Subordinated Refinancing Indebtedness may be Refinanced with the issuance or incurrence of Permitted Subordinated Refinancing Indebtedness or Mezzanine Subordinated Notes, as the case may be, in accordance with the requirements of the respective definitions thereof and the relevant provisions of this Agreement;

                  (ii) amend or modify, or permit the amendment or modification of, any provision of any Acquisition Document, FrontLine Transaction Contribution Document or the Existing Indebtedness or of any agreement relating to any of the foregoing except for such amendments or modifications which, in the aggregate or individually, could not reasonably be likely to be adverse to any Bank in its capacity as such;

                  (iii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Credit Document, any PIK Preferred Stock Document, any Permitted Seller Note, any Permitted Earn-Out Debt or Seller Preferred Stock or of any agreement related to any of the foregoing or, after the incurrence, issuance or delivery thereof, any Permitted Subordinated Refinancing Indebtedness or any Mezzanine Subordinated Note Document;

                  (iv) materially amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation), By-Laws, limited liability company agreement, partnership agreement or any equivalent organizational document of Parent or any of its Subsidiaries, in a manner adverse to the Banks; provided, that the Parent and its Subsidiaries may amend their respective Certificates of Incorporation to change their names to the names set forth on Schedule XV on the Third Restatement Effective Date;

                  (v) amend, modify or change, terminate, or enter into any new Shareholders' Agreement or any other agreement with respect to its equity interests, except for such amendments, modifications or changes which, in the aggregate or individually could not reasonably be likely to be adverse to any Bank in its capacity as such;

                  (vi) amend, modify or change, terminate or enter into any new Tax Sharing Agreement;

                  (vii) amend, modify or change, or enter into any new Management Agreement, Employee Benefit Plan or Employment Agreement except if the aggregate cost to the Parent and its Subsidiaries as a result of such amendments, modifications, changes to such plans, agreements and contracts and new plans, agreements and contracts are not reasonably likely to have a material adverse effect on the performance, business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole;

                  (viii) amend, modify, change or terminate the Intercompany Agreement, except for such amendments, modifications or changes which, in the aggregate or individually could not reasonably be likely to be adverse to any Bank in its capacity as such; or

                  (ix) amend or modify, or permit the amendment or modification of, the Subordination Agreement (except for the addition of parties thereto as contemplated by this Agreement and the Subordination Agreement).

                  (b) Neither the Parent nor the Borrower shall designate any Indebtedness (except Indebtedness pursuant to this Agreement) as "Designated Senior Debt" (as defined in the Senior Subordinated Credit Agreement or, on and after the execution and delivery thereof, in any Mezzanine Subordinated Note Document or any agreement relating to Permitted Subordinated Refinancing Indebtedness).

                  8.15 Limitation on Certain Restrictions on Subsidiaries. (a) The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Parent to (x) pay Dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary of the Parent, or pay any Indebtedness owed to the Parent or a Subsidiary of the Parent, (y) make loans or advances to the Parent or any of the Parent's Subsidiaries or (z) transfer any of its properties or assets to the Parent or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Subordinated Credit Documents, (iv) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (v) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to
Section 9.05; provided that the restrictions applicable to the respective such Joint Venture are not made worse, or more burdensome, from the perspective of the Borrower and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or (vi) on and after the execution and delivery thereof, the documentation governing the Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents.

                  (b) The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Non-Subsidiary Joint Venture to pay Dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary of the Parent, or pay any Indebtedness owed to the Parent or a Subsidiary of the Parent, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Subordinated Credit Documents, (iv) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of a Non-Subsidiary Joint Venture, (v) restrictions applicable to any Non-Subsidiary Joint Venture existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 8.06(ix); provided that the restrictions applicable to the respective such Non-Subsidiary Joint Venture are not made worse, or more burdensome, from the perspective of the Parent and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or (vi) on and after the execution and delivery thereof, the documentation governing the Permitted Subordinated Refinancing Indebtedness and the Mezzanine Subordinated Note Documents.

                  8.16 Limitation on Issuance of Capital Stock and Other Equity Interests. (a) The Parent will not permit any of its Subsidiaries to issue any capital stock or other equity interests (including, without limitation, limited liability company interests) (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares,
(ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of Parent or any of its Subsidiaries in any class of the capital stock or other interests of such Subsidiary and (iii) upon the formation of any new Subsidiaries as permitted by Section 8.18. Any stock or other equity interests issued as permitted by this Section 8.16, if owned by the Parent or any of the Parent's Subsidiaries, shall be immediately pledged as Collateral and delivered pursuant to the Pledge Agreement.

                  (b) The Parent will not issue any capital stock or any options or warrants to purchase, or securities convertible into, capital stock, except for (i) issuances of Acceptable Common Stock (or options or warrants exercisable into Acceptable Common Stock) where, after giving effect to such issuance, the proceeds therefrom are applied in accordance with Section 3.02(A)(f), (ii) the issuance of PIK Preferred Stock pursuant to the Preferred Equity Financing,
(iii) the issuance of shares of PIK Preferred Stock in payment of regularly accruing dividends on theretofore outstanding shares of PIK Preferred Stock,
(iv) the issuance of Seller Preferred Stock in accordance with the requirements of Section 7.15 and the definition thereof, (v) further issuances of shares of Seller Preferred Stock in payment of regularly accruing dividends on theretofore outstanding shares of Seller Preferred Stock issued in accordance with clause
(iv) above, (vi) the issuance of warrants to the lenders under the Senior Subordinated Credit Agreement on the Third Restatement Effective Date in accordance with the terms of the relevant Senior Subordinated Credit Documents and (vii) the issuance of warrants to the holders of the Mezzanine Subordinated Notes on the date of the issuance of the Mezzanine Subordinated Notes in accordance with the terms of the relevant Mezzanine Subordinated Note Documents; provided, however, that with respect to clause (i) above, no Default or Event of Default will exist under Section 9.10 (or, in the case of issuance of options, warrants, or convertible securities, no Default or Event of Default would exist under Section 9.10 if such options, warrants or convertible securities were to be exercised or converted).

                  8.17 Business. (a) The Parent will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than a Permitted Business.

                  (b) Notwithstanding the foregoing or anything else where in this Agreement to the contrary, the Parent will not engage in any business and will not own any significant assets or have any material liabilities other than
(i) its ownership of the capital stock of the Borrower and the Development Assets and (ii) liabilities under this Agreement and the other Documents to which it is a party and resulting from its ownership of the Development Assets, provided that the Parent may engage in those activities that are incidental to
(x) the maintenance
of its corporate existence in compliance with applicable law and (y) legal, tax and accounting matters in connection with any of the foregoing activities.

                  8.18 Limitation on Creation of Subsidiaries and Joint Ventures. (a) The Parent will not, and will not permit any of its Subsidiaries to, establish, create or acquire any new Subsidiary (other than Joint Ventures permitted to be established in accordance with the requirements of Section 8.06(ix)), except the Borrower and its Wholly-Owned Subsidiaries may acquire or form Subsidiaries in connection with Permitted Acquisitions to the extent otherwise permitted by this Agreement and may form new Subsidiaries in connection with brokerage or similar operations or the opening of new executive office suite business centers, so long as (x) such new Subsidiaries are Wholly-Owned Subsidiaries, (y) such new Subsidiaries execute and deliver pledge agreements, security agreements and guaranties in form and substance satisfactory to the Administrative Agent and all capital stock of such Subsidiary is pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to a pledge agreement reasonably satisfactory to the Administrative Agent and (z) such new Subsidiaries execute and deliver a counterpart of (or otherwise become a party to) the Subordination Agreement.

                  (b) The Parent will not, and will not permit any of its Subsidiaries to, enter into any Joint Ventures, except to the extent permitted by Sections 8.06(ix).

                  8.19 Lease Agreements. The Parent and the Borrower will use its commercially reasonable best efforts to cause each lease entered into by the Borrower or any of its Subsidiaries to provide that the landlord thereunder waives all statutory landlord liens and does not provide for any contractual landlord liens.

                  8.20 Special Override Provisions. Notwithstanding anything to the contrary contained in this Section 8, in no event shall the Parent or any of its Subsidiaries take any action which in the absence of this Section 8.20 would otherwise be permitted under this Section 8 to the extent any such action is prohibited by any Senior Subordinated Credit Document or, on and after the execution and delivery thereof, any Mezzanine Subordinated Note Document or the documentation governing any Permitted Subordinated Refinancing Indebtedness.

                  Section 9. Events of Default. Subject to Section 12.16, upon the occurrence of any of the following specified events (each, an "Event of Default"):

                  9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or Unpaid Drawing or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or Note or Unpaid Drawing, or any Fees or any other amounts owing by it hereunder or thereunder; or

                  9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.01(g)(i), 7.08, 7.11, 7.15, 7.17 or 8 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in any Credit Document and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any Bank; or

                  9.04 Default Under Other Agreements. The Parent or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Indebtedness referred to in Section 9.01) beyond the period of grace (not to exceed 10 days), if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Indebtedness referred to in Section 9.01) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), such Indebtedness to become due prior to its stated maturity and such default shall not have been cured or waived, or (iii) any Indebtedness (other than the Indebtedness referred to in Section 9.01) of the Parent or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that it shall not constitute an Event of Default pursuant to this Section 9.04 unless the aggregate amount of all Indebtedness referred to in the preceding clauses
(i) through (iii) above exceeds $5,000,000 at any one time; or

                  9.05 Bankruptcy, etc. The Parent or any of its Material Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Parent or any of its Material Subsidiaries and the petition is not controverted within 10 days, or is not dismissed or discharged, within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Parent or any of its Material Subsidiaries, or the Parent or any of its Material Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Parent or any of its Material Subsidiaries, or there is commenced against the Parent or any of its Material Subsidiaries any such proceeding which remains undismissed or undischarged for a period of 60 days, or the Parent or any of its Material Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Parent or any of its Material Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Parent or any of its Material Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Parent or any of its Material Subsidiaries for the purpose of effecting any of the foregoing; or

                  9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan or Multiemployer Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan, Multiemployer Plan or Foreign Pension Plan has not been timely made, the Parent or any Subsidiary of the Parent or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Parent or any Subsidiary of the Parent has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Multiemployer Plan; any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan or Multiemployer Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Parent or any Subsidiary of the Parent; or

                  9.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 6.11), and subject to no other Liens (except as permitted by Section 6.11), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                  9.08 Guaranties. At any time after the execution and delivery thereof, any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm such Guarantor's obligations under the respective Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Guaranty and such default shall continue beyond any grace period specifically applicable thereto; or

                  9.09 Judgments. One or more judgments or decrees shall be entered against the Parent or any of its Material Subsidiaries involving in the aggregate for the Parent and its Material Subsidiaries a liability (not paid or fully covered by a reputable insurance company) of $1,000,000 or more and all such judgments or decrees shall not be satisfied, vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days; or

                  9.10 Change in Control. There shall be a Change in Control; or

                  9.11 Existing Letter of Credit Back-Stop Arrangements; Existing Letter of Credit Cash Collateral Arrangements. At any time prior to the date when all Existing Letters of Credits have terminated or been incorporated as A Letters of Credit hereunder in accordance with Section 1A.01(d) either (x) the Existing Letter of Credit Back-Stop Arrangements cease to be in effect, (y) the Existing Letter of Credit Cash Collateral Arrangements cease to be in effect (except to the extent the Existing Letters of Credit initially supported thereby are supported by the Existing Letter of Credit Back-Stop Arrangements) or (z) the Parent or any of its Subsidiaries becomes obligated to make any payment under any Existing Letter of Credit that is not covered by the Existing Letter of Credit Back-Stop Arrangements or the Existing Letter of Credit Cash Collateral Arrangements; or

                  9.12 FrontLine Indemnification Contribution Agreement. On and after the execution and delivery of the FrontLine Indemnification Contribution Agreement, (i) the FrontLine Indemnification Contribution Agreement or any material provision thereof shall cease to be in full force and effect except in accordance with the terms thereof, (ii) FrontLine or any Person acting on behalf of FrontLine shall deny or disaffirm its obligations under the FrontLine Indemnification Contribution Agreement or (iii) FrontLine or any Person acting on behalf of FrontLine shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the FrontLine Indemnification Contribution Agreement;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Parent or the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) exercise any rights or remedies under any of the Guaranties; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 9.05, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent for the benefit of the Banks in a cash collateral account established and maintained by the Collateral Agent pursuant to a cash collateral agreement in form and substance satisfactory to the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (vi) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

                  Section 10.  Definitions and Accounting Terms.

                  10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "A Drawing" shall have the meaning provided in Section
1A.05(b).

                  "A Issuing Bank" shall mean Paribas and any Bank which at the request of the Borrower agrees, in such Bank's sole discretion, to become an A Issuing Bank for the purpose of issuing A Letters of Credit pursuant to Section 1A; provided that in the case of any Existing Letter of Credit issued by Bank Austria, Bank Austria shall (to the extent same is still a Bank hereunder at the time of the respective incorporation thereof as described below) be the A Issuing Bank with respect to such Existing Letter of Credit in connection with the incorporation thereof hereunder as an "A Letter of Credit" as contemplated by Section 1A.01(d). The sole A Issuing Bank on the Third Restatement Effective Date is Paribas.

                  "A Letter of Credit" shall have the meaning provided in
Section 1A.01(a).

                  "A Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding A Letters of Credit and (ii) the amount of all A Unpaid Drawings.

                  "A Participant" shall have the meaning provided in Section 1A.04(a).

                  "A Revolving Facility Borrowing Certificate" shall mean an officer's certificate from the chief financial officer of the Borrower delivered to the Administrative Agent, each Bank and each A Issuing Bank on the date of a proposed Borrowing of A Revolving Loans or proposed issuance of an A Letter of Credit (or incorporation of an Existing Letter of Credit as an A Letter of Credit hereunder), (w) specifying the principal amount of A Revolving Loans the Borrower proposes to incur and/or the Stated Amount of an A Letter of Credit the Borrower is requesting to be issued for its account (or of the Existing Letter of Credit the Borrower wishes to designate as an A Letter of Credit issued for its account) on such date (with the aggregate amounts specified in any such certificate being called the "Permitted Revolving A Borrowing Amount"), (x) certifying that (i) the Total Leverage Ratio determined on the date of delivery of such certificate is less than 3.75:1.0 (calculated on a pro forma basis to give effect to each Credit Event to occur on such date) and (ii) after giving effect to each Credit Event to occur on such date, the Total Unutilized A Revolving Loan Commitment at such time equals or exceeds the sum of (I) the maximum amount available to be drawn under all Existing Letters of Credit outstanding at such time (in each case determined without regard to whether any conditions or drawing could then be met thereunder) which have not been incorporated as "A Letters of Credit" hereunder as contemplated by Section 1A.01(d) plus (II) the aggregate amount of all unreimbursed payments or disbursements made by issuing banks then outstanding with respect to such Existing Letters of Credit, (y) in the case of an Existing Letter of Credit to be incorporated as an "A Letter of Credit" under this Agreement, specifying the details thereof and designating such Existing Letter of Credit as an A Letter of Credit and (z) attaching the calculations required to determine compliance with preceding clause (x).

                  "A Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "A Revolving Loan Commitment," as same may be (x) reduced or terminated from time to time pursuant to Sections 2.02, 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 12.04.

                  "A Revolving Loan Facility" shall mean the facility evidenced by the Total A Revolving Loan Commitment.

                  "A Revolving Loan Maturity Date" shall mean November 6, 2003.

                  "A Revolving Loans" shall have the meaning provided in Section 1.01(e).

                  "A Revolving Note" shall have the meaning provided in Section 1.05(a)(v).

                  "A RL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the A Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total A Revolving Loan Commitment at such time; provided that if the A RL Percentage of any Bank is to be determined after the Total A Revolving Loan Commitment has been terminated, then the A RL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "A RL Repayment Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the Total A Revolving Loan Commitment in effect at such time and the denominator of which is equal to the Total Revolving Loan Commitment in effect at such time; provided that if the A RL Repayment Percentage of any Bank is to be determined after the Total A Revolving Loan Commitment or the Total Revolving Loan Commitment has been terminated, then the A RL Repayment Percentages of the Banks shall be determined immediately prior (without giving effect) to any such termination.

                  "A Term Loan" shall have the meaning provided in Section 1.01(a).

                  "A Term Loan Facility" shall mean the facility evidenced by the outstanding A Term Loans.

                  "A Term Loan Maturity Date" shall mean June 30, 2002.

                  "A Term Note" shall have the meaning provided in Section 1.05(a)(i).

                  "A TL Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all A Term Loans outstanding at such time, and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time and, after the Acquisition Loan Termination Date, the aggregate principal amount of all Acquisition Loans outstanding at such time.

                  "A Unpaid Drawings" shall have the meaning provided for in
Section 1A.05(a).

                  "Acceptable Common Stock" shall mean Parent Common Stock so long as in connection with such issuance of Parent Common Stock, the holders thereof are not granted any rights other than rights held by all holders of Parent Common Stock on the Third Restatement Effective Date.

                  "Acquired EBITDA" shall mean, for any period, Consolidated EBITDA of the Person or business, division or product line being acquired pursuant to a Permitted Acquisition for such period (determined in accordance with the definition of Consolidated EBITDA contained herein, but treating references therein and in any other defined terms used in determining Consolidated EBITDA to "the Parent" or "the Borrower" to instead be references to the Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition and without giving effect to clauses (ii) through (v) of, and the proviso contained in, the definition of Consolidated EBITDA).

                  "Acquisitions" shall mean and include (i) the HQ Merger, (ii) the HQ Common Stock Purchase, (iii) the UK/Lux Acquisition and (iv) the Reorganization.

                  "Acquisition Commitment Percentage" shall mean at any time a fraction (expressed as a percentage) the numerator of which is the Acquisition Loan Commitment of such Bank at such time and the denominator of which is the Total Acquisition Loan Commitment at such time.

                  "Acquisition Documents" shall mean (i) the HQ Merger Agreement, (ii) the HQ Stock Purchase Agreement, (iii) the UK/Lux Stock Purchase Agreement, (iv) the Second-Step Merger Agreement, (v) HQ Equity Rollover Financing Documents, (vi) the Exchange Agreement, (vii) the Indemnification Agreement and (viii) the other agreements, documents and instruments entered into in connection with the Acquisitions, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Acquisition Loan" shall have the meaning provided in Section 1.01(d).

                  "Acquisition Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Acquisition Loan Commitment," as the same may be (x) reduced or terminated from time to time pursuant to Section 2.02, 2.03, 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 12.04.

                  "Acquisition Loan Facility" shall mean the facility evidenced by the Total Acquisition Loan Commitment.

                  "Acquisition Loan Maturity Date" shall mean November 6, 2003.

                  "Acquisition Loan Termination Date" shall mean November 6, 2000 or such earlier date on which the Total Acquisition Loan Commitment has been permanently reduced to zero pursuant to Section 2.02 or Section 9.

                  "Acquisition Note" shall have the meaning provided in Section 1.05(a)(iv).

                  "Acquisition TL Percentage" shall mean, after the Acquisition Loan Termination Date, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all Acquisition Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans and Acquisition Loans outstanding at such time.

                  "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or purported to be granted) (and continue to be in effect at the time of determination) pursuant to
Section 7.15 or 7.17.

                  "Additional Permitted CapEx Amount" shall mean, as at any date of determination, (i) in the event that the Total Leverage Ratio as set forth in the certificate of the Parent then last delivered pursuant to Section 7.01(f) exceeds 2.75:1.0 (or no such certificate is delivered pursuant to said Section), $30,000,000, (ii) in the event that the Total Leverage Ratio as set forth in the certificate of the Parent then last delivered pursuant to Section 7.01(f) is less than or equal to 2.75:1.0 but greater than 2.5:1.0, $40,000,000 and (iii) in the event that the Total Leverage Ratio as set forth in the certificate of the Parent then last delivered pursuant to Section 7.01(f) is less than or equal to 2.5:1.0, $50,000,000.

                  "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 7.15 or 7.17 with respect to Additional Collateral.

                  "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense and other non-cash charges) included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains or losses (exclusive of items reflected in

Adjusted Working Capital) and gains or losses from sales of assets included in arriving at Consolidated Net Income for such period.

                  "Adjusted Working Capital" shall mean Consolidated Current Assets (excluding cash and Cash Equivalents) minus Consolidated Current Liabilities.

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 8.07, an Affiliate of the Parent shall include any Person that directly or indirectly (including through limited partner or general partner interests) owns more than 5% of any class of the capital stock of the Parent and for all purposes of this Agreement, neither any Agent, the Collateral Agent, any Bank or any of their respective Affiliates, shall be considered an Affiliate of the Parent or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Affiliate Contracts" shall have the meaning provided in
Section 4.05.

                  "Affiliate Debt" shall mean any Indebtedness (including, without limitation, any Intercompany Loans), whether now existing or hereafter incurred, owed by the Parent or any of its Subsidiaries to the Parent or any Subsidiaries, any Affiliate of the Parent or any employee of the Parent or any of its Subsidiaries.

                  "Agents" shall mean and include the Administrative Agent, the Syndication Agent, the Documentation Agent and the Managing Agent and shall include any successor to any such Agent appointed pursuant to Section 11.09.

                  "Aggregate Available JV Basket Amount" shall mean, on any date of determination, an amount equal to the sum of (i) $50,000,000 minus (ii) the aggregate amount of Investments made (including for such purpose the fair market value of any asset contributed to any Joint Venture (as determined in good faith by senior management of the Borrower), net of Indebtedness and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Joint Venture in connection therewith) pursuant to Section 8.06(ix) after the Third Restatement Effective Date, minus (iii) the aggregate amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture incurred after the Third Restatement Effective Date for which the Parent or any of its Subsidiaries (other than the respective Joint Venture) is liable, minus (iv) all payments made by the Parent or any of its Subsidiaries (other than the respective Joint Venture) in respect of Indebtedness or other obligations of the respective Joint Venture (including, without limitation, payments in respect of obligations described in preceding clause (iii)) after the Third Restatement Effective Date.

                  "Aggregate Unutilized Commitment" with respect to any Bank at any time shall mean the sum of (i) such Bank's Unutilized A Revolving Loan Commitment at such time (if any) plus (ii) such Bank's Unutilized B Revolving Loan Commitment at such time (if any) plus (iii) such Bank's Unutilized Acquisition Loan Commitment at such time (if any).

                  "Agreement" shall mean this Amended and Restated Credit Agreement, as modified, supplemented or amended from time to time.

                  "Annual Available JV Basket Amount" shall mean, on any date of determination during any fiscal year of the Parent, an amount equal to the sum of (i) $15,000,000 minus (ii) the aggregate amount of Investments made (including for such purpose the fair market value of any asset contributed to any Joint Venture (as determined in good faith by senior management of the Borrower), net of Indebtedness and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Joint Venture in connection therewith) pursuant to Section 8.06(ix) during such fiscal year, minus (iii) the aggregate amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture incurred during such fiscal year for which the Parent or any of its Subsidiaries (other than the respective Joint Venture) is liable, minus (iv) all payments made by the Parent or any of its Subsidiaries (other than the respective Joint Venture) in respect of Indebtedness or other obligations of the respective Joint Venture (including, without limitation, payments in respect of obligations described in preceding clause (iii)) during such fiscal year.

                  "Applicable Margin" shall mean (A)(i) in the case of A Term Loans, Acquisition Loans and A Revolving Loans which are maintained as Base Rate Loans, 2.25%, (ii) in the case of B Term Loans and C Term Loans which are maintained as Base Rate Loans, 3.00% and (iii) in the case of B Revolving Loans which are maintained as Base Rate Loans, 2.50%, and (B)(i) in the case of A Term Loans, Acquisition Loans and A Revolving Loans which are maintained as Eurodollar Loans, 3.25%, (ii) in the case of B Term Loans and C Term Loans which are maintained as Eurodollar Loans, 4.00% and (iii) in the case of B Revolving Loans which are maintained as Eurodollar Loans, 3.50%.

                  "Available A Revolving Loan Commitment" for any Bank shall mean, at any time, such Bank's A RL Percentage of the Total Available A Revolving Loan Commitment.

                  "B Drawing" shall have the meaning provided in Section
1B.05(b).

                  "B Issuing Bank" shall mean Paribas and any Bank which at the request of the Borrower agrees, in such Bank's sole discretion, to become a B Issuing Bank for the purpose of issuing B Letters of Credit pursuant to Section 1B. The sole B Issuing Bank on the Third Restatement Effective Date is Paribas.

                  "B Letter of Credit" shall have the meaning provided in
Section 1B.01(a).

                  "B Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding B Letters of Credit and (ii) the amount of all B Unpaid Drawings.

                  "B Participant" shall have the meaning provided in Section 1B.04(a).

                  "B Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "B Revolving Loan Commitment," as same may be (x) reduced or terminated from time to time pursuant to Sections 2.02, 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 12.04.

                  "B Revolving Loan Facility" shall mean the facility evidenced by the Total B Revolving Loan Commitment.

                  "B Revolving Loan Maturity Date" shall mean May 31, 2005.

                  "B Revolving Loans" shall have the meaning provided in Section 1.01(f).

                  "B Revolving Note" shall have the meaning provided in Section 1.05(a)(vi).

                  "B RL Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the B Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total B Revolving Loan Commitment at such time; provided that if the B RL Percentage of any Bank is to be determined after the Total B Revolving Loan Commitment has been terminated, then the B RL Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "B RL Repayment Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the Total B Revolving Loan Commitment in effect at such time and the denominator of which is equal to the Total Revolving Loan Commitment in effect at such time; provided that if the B RL Repayment Percentage of any Bank is to be determined after the Total B Revolving Loan Commitment or the Total Revolving Loan Commitment has been terminated, then the B RL Repayment Percentages of the Banks shall be determined immediately prior (without giving effect) to any such termination.

                  "B Term Banks" shall have the meaning provided in Section 3.02(C).

                  "B Term Loan" shall have the meaning provided in Section 1.01(b).

                  "B Term Loan Facility" shall mean the facility evidenced by the outstanding B Term Loans.

                  "B Term Loan Maturity Date" shall mean November 6, 2005.

                  "B Term Note" shall have the meaning provided in Section 1.05(a)(ii).

                  "B TL Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all B Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time and, after the Acquisition Loan Termination Date, the aggregate principal amount of all Acquisition Loans outstanding at such time.

                  "B Unpaid Drawings" shall have the meaning provided for in
Section 1B.05(a).

                  "Back-Stop Letter of Credit Agreement" shall have the meaning provided in Section 4.17(c).

                  "Bank" shall mean each financial institution listed on
Schedule I, as well as any institution which becomes a "Bank" hereunder pursuant to Section 12.04 or Section 12.16.

                  "Bank Austria" shall mean Bank Austria Creditanstalt Corporate Finance, Inc. and any successor thereto (by merger, consolidation or otherwise).

                  "Bank Austria L/C Reimbursement Agreement" shall have the meaning provided in Section 4.17(c).

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 1A.04(c) or Section 1B.04(c) or (ii) a Bank having notified in writing to the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01, including in either case as a result of any takeover of such Bank by any regulatory authority or agency.

                  "Bankruptcy Code" shall have the meaning provided in Section 9.05.

                  "Base Rate" shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

                  "Base Rate Loan" shall mean any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall mean (i) at any time prior to the HQ Merger, Vantas, (ii) at any time after the HQ Merger and prior to the Second-Step Merger, HQ, as the surviving corporation of the HQ Merger and (iii) on and after the consummation of the Second-Step Merger, Merger Sub 2 as the surviving corporation of the Second-Step Merger (which will be renamed "HQ Global Workplaces, Inc." in accordance with the requirements of Section 7.20).

                  "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments or outstanding Loans with respect to such Tranche on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period; provided that (x) Base Rate Loans incurred pursuant to
Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans and (y) for purposes of Section 1.08, the term "Borrowing" shall mean and include the continuation of Existing A Term Loans and Existing B Term Loans, in each case on the Third Restatement Effective Date, as contemplated by Section 1.01.

                  "Business Center Agreement" shall mean any and all Leases under which the Parent, the Borrower and/or any Subsidiary, in its capacity as lessor, sublessor, landlord, sublandlord, franchisor, licensor, center, grantor or otherwise, has granted or will hereafter grant to persons the right to use or occupy space or otherwise use services provided at all or any portion of the Real Property.

                  "Business Center Level EBITDA" with respect to any Development Asset shall mean, for any period, Consolidated EBITDA of such Development Asset for such period (determined in accordance with the definition of Consolidated EBITDA contained herein, but treating references therein and in any other defined terms used in determining Consolidated EBITDA to "the Parent" or "the Borrower" to instead be references to such Development Asset and without giving effect to clauses (ii) through (v) of, or the proviso contained in, the definition of Consolidated EBITDA).

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                  "C Term Banks" shall have the meaning provided in Section 3.02(C).

                  "C Term Loan" shall have the meaning provided in Section 1.01(c).

                  "C Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I to this Agreement directly below the column entitled "C Term Loan Commitment," as the same may have been (x) reduced or terminated pursuant to Section 2.03, 3.02 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 12.04.

                  "C Term Loan Facility" shall mean the facility evidenced by Total C Term Loan Commitment.

                  "C Term Loan Maturity Date" shall mean November 6, 2005.

                  "C TL Percentage" shall mean, at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate principal amount of all C Term Loans outstanding at such time, and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time and, after the Acquisition Loan Termination Date, the aggregate principal amount of all Acquisition Loans outstanding at such time.

                  "Capital Expenditures" shall have the meaning provided in
Section 8.08.

                  "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with generally accepted accounting principles, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" of any Person shall mean all rental obligations under Capital Leases, in each case taken at the amount thereof accounted for as Indebtedness in accordance with generally accepted accounting principles.

                  "CarrAmerica" shall mean CarrAmerica Realty Corporation, a Maryland corporation.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank organized under the laws of the United States, any State thereof or the District of Columbia having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, or the District of Columbia having, capital, surplus and undivided profits aggregating in excess of $200,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation ("S&P") or "A2" or the equivalent thereof from Moody's Investors Service, Inc. ("Moody's"), with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

                  "Change in Control" means the occurrence of one or more of the following: (i) at any time prior to the consummation of a Qualified IPO, FrontLine shall cease to have the power to appoint or elect or to control a majority of the Board of Directors of the Parent (whether through the ownership of voting stock, a Shareholders' Agreement or otherwise), (ii) at any time after the consummation of a Qualified IPO, any Person, entity or "group" (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act) shall have the power to appoint or elect or to control more of the seats of the Board of Directors of the Parent than FrontLine has the power to appoint or elect or control, (iii) FrontLine shall cease to have record and beneficial ownership of more than 30% of the voting stock of the Parent on a fully diluted basis, (iv) if any Person, entity or "group" (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act) shall become the "beneficial owner" (as defined in Rules 13(d) and 13(d)-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more of any outstanding class of capital stock of the Parent having ordinary voting power in the election of directors of the Parent (determined on a fully diluted basis) than that owned beneficially and of record by FrontLine, (v) the Parent shall cease to own 100% of the outstanding capital stock of the Borrower or shall no longer control the Borrower, or (vi) a "Change of Control" or similar event shall have occurred under any Senior Subordinated Credit Document or, on and after the execution and delivery thereof, any document governing any Permitted Subordinated Refinancing Indebtedness. For purposes of this definition, "control" of any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Change in Law" shall have the meaning provided in Section
9.06.

                  "Claims" shall have the meaning provided in the definition of "Environmental Claims."

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Additional Collateral, and all cash and Cash Equivalents delivered as collateral pursuant to this Agreement or any other Credit Document.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Collective Bargaining Agreements" shall have the meaning provided in Section 4.05.

                  "Commitment" shall mean, with respect to each Bank, such Bank's C Term Loan Commitment, Acquisition Loan Commitment, A Revolving Loan Commitment or B Revolving Loan Commitment, if any.

                  "Commitment Commission" shall have the meaning provided in
Section 2.01(a).

                  "Company" shall mean any corporation, limited company, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

                  "Concentration Account" shall mean a separate account established and maintained with the Concentration Account Bank for the benefit of the Secured Creditors by the Parent and each of its Subsidiaries and in which the Collateral Agent has a security interest pursuant to the Concentration Account Consent Letter.

                  "Concentration Account Bank" shall mean Bankers Trust Company or such other bank that may become a Concentration Account Bank in accordance with the provisions of the Security Agreement.

                  "Concentration Account Consent Letter" shall have the meaning provided in Section 7.18.

                  "Consolidated Current Assets" shall mean the consolidated current assets of the Parent and its Subsidiaries.

                  "Consolidated Current Liabilities" shall mean the sum of (i) the consolidated current liabilities of the Parent and its Subsidiaries plus
(ii) without duplication of amounts included pursuant to clause (i), Tenant Deposits minus (iii) the current portion of any long-term Indebtedness which would otherwise be included therein pursuant to clause (i) or (ii) above.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income before interest income, Consolidated Interest Expense and provision for taxes and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets.

                  "Consolidated EBITDA" for any period shall mean Consolidated EBIT, adjusted by adding thereto (i) the amount of all amortization of intangibles and depreciation that was deducted in arriving at Consolidated Net Income for such period, (ii) interest income of the Parent and its Subsidiaries during such period, (iii) in the case of the Test Period ended September 30, 2000, (x) Merger and Integration Costs incurred by the Parent and its Subsidiaries during such Test Period to the extent the aggregate amount of such Merger and Integration Costs do not exceed $2,350,000 and (y) an adjustment for specified synergies acceptable to the Agents of up to $3,500,000, (iv) (I) in the case of the Test Period ended December 31, 2000, (x) Merger and Integration Costs incurred by the Parent and its Subsidiaries during such Test Period to the extent the aggregate amount of such Merger and Integration Costs do not exceed $4,700,000 and (y) an adjustment for specified synergies acceptable to the Agents of up to $7,000,000 and (II) in the case of the Test Period ended March 31, 2001, (x) Merger and Integration Costs incurred by the Parent and its Subsidiaries during the fiscal quarter of the Parent ended December 31, 2000 to the extent the aggregate amount of such Merger and Integration Costs do not exceed $2,350,000 and (y) an adjustment for specified synergies acceptable to the Agents of up to $3,500,000, and (v) net losses resulting from the Development Assets held by the Parent during such period, and adjusted further for any increase or decrease in accrued rent liabilities during such period; provided, however, that (I) for purposes of determining compliance with Sections
8.09 and 8.10, all calculations of Consolidated EBITDA for the Test Period then last ended prior to the date of determination shall include contributions from Permitted Acquisitions made following the first day of the respective Test Period, (II) for purposes of determining compliance with Sections 8.11, 8.12 and
8.13 and for determining the Total Leverage Ratio for purposes of this Agreement, all calculations of Consolidated EBITDA for the Test Period then last ended prior to the date of determination shall be determined by taking Consolidated EBITDA for such Test Period as determined pursuant to this definition (but excluding contributions from Permitted Acquisitions made following the first day of the respective Test Period) multiplied by 2 (or, in the case of the Test Period ended September 30, 2000, by 4), (III) for purposes of determining compliance with Sections 8.11 and 8.12 and for determining the

Total Leverage Ratio for purposes of this Agreement, calculations of Consolidated EBITDA shall be made on a Pro Forma Basis in accordance with the requirements of the definition thereof, (IV) for purposes of determining compliance with Section 8.13, the Acquired EBITDA of any Person, business, division or product line acquired pursuant to a Permitted Acquisition during the Test Period then last ended for the four fiscal quarters prior to such Permitted Acquisition shall be included as Consolidated EBITDA, so long as all calculations of such Acquired EBITDA shall be made in accordance with clause
(ii) of the definition of "Pro Forma Basis", (V) for determinations of Consolidated EBITDA for all purposes of this Agreement, Discounted Domestic Consolidated EBITDA shall be excluded in determining Consolidated EBITDA to the extent that such Discounted Domestic Consolidated EBITDA exceeds 10% of Consolidated EBITDA (determined in accordance with this definition as if this clause (V) were not applicable), it being understood and agreed, however, that to the extent that any portion of Consolidated EBITDA which constituted Discounted Domestic Consolidated EBITDA during any Test Period for which compliance with Section 8.09, 8.10 or 8.13 is being determined ceases to be Discounted Domestic Consolidated EBITDA as at the end of such Test Period, then the amount of such Discounted Domestic Consolidated EBITDA shall be included for the entire Test Period, and (VI) for determinations of Consolidated EBITDA for all purposes of this Agreement, Excluded International Consolidated EBITDA shall be excluded in determining Consolidated EBITDA to the extent that such Excluded International Consolidated EBITDA exceeds 25% of the Consolidated EBITDA (determined in accordance with this definition as if this clause (VI) were not applicable).

                  "Consolidated Indebtedness" shall mean, at any time, all Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis (excluding all Indebtedness of the type described in clause (vii) of the definition thereof, except to the extent amounts are owing with respect thereto upon the termination of the respective agreement constituting such Indebtedness) plus any original issue discount attributable to such Indebtedness minus cash on hand and Cash Equivalents of the Parent and its Subsidiaries at such time (excluding cash and Cash Equivalents collateralizing Existing Letters of Credit pursuant to the Existing Letter of Credit Cash Collateral Arrangements); provided that the term "Consolidated Indebtedness" as used herein shall not include any Contingent Obligation of the Parent or any of its Subsidiaries in respect of the Master Leases.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Parent and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of the Parent and its Subsidiaries, on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of the Parent and its Subsidiaries representing the interest factor for such period); provided that the term "Indebtedness" as used herein shall not include any Contingent Obligation of the Parent or any of its Subsidiaries in respect of the Master Leases.

                  "Consolidated Net Income" shall mean, for any period, net income of the Parent and its Subsidiaries for such period determined on a consolidated basis (after provision for taxes); provided, however, (x) the net income of any Subsidiary of the Parent, which is not a Wholly-Owned Subsidiary, shall have its net income included in the Consolidated Net Income of the Parent and its Subsidiaries only (i) to the extent of the amount of such net income corresponding to the Borrower's ownership percentage interest in such Subsidiary and (ii) if there are no restrictions or limitation whether by law, contractual or otherwise to pay the dividends or distributions under the preceding clause
(i) hereto to the Borrower and (y) except to the extent expressly required by the definition of "Consolidated EBITDA" or "Pro Forma Basis", the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary shall be excluded in computing Consolidated Net Income.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Credit Documents" shall mean this Agreement, each Note, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, each Letter of Credit Request, the Subsidiaries Guaranty, each Security Document, each A Revolving Facility Borrowing Certificate, the Subordination Agreement and, on and after the execution and delivery thereof, the FrontLine Indemnification Contribution Agreement, and any letter agreements or other documents executed in connection with any of the above.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Parent, the Borrower and each Subsidiary Guarantor.

                  "Debt Agreements" shall have the meaning provided in Section 4.05.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is then in effect.

                  "Development Assets" shall mean the assets set forth on
Schedule XX hereto (provided that at the time of any contribution by the Parent to the Borrower of a Development Asset pursuant to Section 8.06(xiv), such Schedule shall be automatically amended to delete therefrom the Development Asset so contributed).

                  "Discounted Domestic Consolidated EBITDA" shall mean, for any period, any portion of Consolidated EBITDA (determined without regard to clause
(V) of the proviso to the definition thereof) for such period relating to the Parent or any Subsidiary of the Parent which is party to a Lease in which any Person has a first Lien which is superior to any Lien created or purported to be created pursuant to any Security Document in favor of the Secured Creditors.

                  "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders (including, without limitation, its preferred stockholders) or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders in their capacity as stockholders, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Third Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Third Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all cash payments made or required to be made by such Person with respect to any stock appreciation rights, equity incentive plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Documentation Agent" shall have the meaning provided in the first paragraph of the Agreement and shall include any successor to the Documentation Agent appointed pursuant to Section 11.09.

                  "Documents" shall mean and include (i) each Credit Document,
(ii) each Senior Subordinated Credit Document, (iii) each Acquisition Document,
(iv) each PIK Preferred Stock Document, (v) each HQ Equity Rollover Financing Document, (vi) each FrontLine Transaction Contribution Document and (vii) each Refinancing Document.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary", shall mean, as to any Person, each Subsidiary of such person that is incorporated under the laws of the United States, any State or territory thereof or the District of Columbia.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution, collaterized loan investment vehicle, fund, insurance company or other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

                  "Employee Benefit Plans" shall have the meaning provided in
Section 4.05.

                  "Employee Stock Proceeds Payment Period" shall have the meaning provided in Section 3.02(A)(f).

                  "Employee Stock Proceeds" shall have the meaning provided in
Section 3.02(A)(f).

                  "Employment Agreements" shall have the meaning provided in
Section 4.05.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, policy and rule of common law now or hereafter in effect (including, without limitation, the EPA guidance on asbestos abatement and removal) and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C.ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss. 7401 et seq.; the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C.ss. 2701 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss.651 et seq.; and any applicable state and local or foreign counterparts or equivalents.

                  "Equity Exchange" shall have the meaning provided in Section 4.16(d).

                  "Equity Investors" shall mean EOP Operating Limited Partnership, Fortress HQ LLC, Stichting Pensioenfonds ABP, First Union Real Estate Equity and Mortgage Investments, CIBC WMC Inc., CIBC Employee Private Equity Fund Partners, AEW Targeted Securities Fund, L.P., AEW Targeted Securities Fund II, L.P., Blackacre Capital Partners, L.P. and Paribas North America, Inc.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Parent or a Subsidiary of the Parent would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Parent or a Subsidiary of the Parent being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Event of Default" shall have the meaning provided in Section
9.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period, and (b) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of cash Capital Expenditures (to the extent not financed with Indebtedness but not in excess of the amounts permitted pursuant to Section 8.08) made by the Borrower and its Subsidiaries on a consolidated basis during such period, (b) the amount of permanent principal payments of Indebtedness for borrowed money of the Parent and its Subsidiaries (other than repayments of Loans); provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were applied to Scheduled Repayments required to be made during such period, were made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of A Revolving Loans, a voluntary prepayment of B Revolving Loans or a voluntary prepayment of Acquisition Loans prior to the Acquisition Loan Termination Date, only to the extent accompanied by a voluntary reduction to the Total A Revolving Loan Commitment, Total B Revolving Loan Commitments or to the Total Acquisition Loan Commitment, as the case may be) during such period, (c) the amount of cash expended in respect of Permitted Acquisitions during such period (to the extent not financed with Indebtedness) and (d) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period. In making the foregoing determinations under clause
(i)(b) or (ii)(d) of the immediately preceding sentence, the amount of the Adjusted Working Capital acquired as a result of each Permitted Acquisition which occurred during the respective period for which Excess Cash Flow is being determined shall have been deemed to have been acquired on the first day of such period.

                  "Excess Cash Flow Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of the Parent (commencing with its fiscal year ending December 31, 2000).

                  "Excess Cash Flow Payment Period" shall mean (a) the period from the Third Restatement Effective Date to and including December 31, 2000 and
(b) each fiscal year of the Parent thereafter.

                  "Exchange Agreement" shall mean the Exchange Agreement, dated as of May 31, 2000, between the Parent and FrontLine, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                  "Excluded International Consolidated EBITDA" shall mean, for any period, any portion of Consolidated EBITDA (determined without regard to clause (VI) of the proviso to the definition thereof) for such period relating to (x) International Locations of Parent and its Subsidiaries or (y) any Foreign Subsidiary of the Parent all or any part of whose assets in which the Secured Creditors do not have a first perfected security interest (other than an asset subject to a Permitted Lien).

                  "Existing Bank" shall mean each Person which was a Bank under, and as defined in, the Second Amended and Restated Credit Agreement.

                  "Existing Indebtedness" shall have the meaning provided in
Section 6.22.

                  "Existing HQ Credit Agreement" shall mean the Amended and Restated Revolving Credit Agreement, dated as of August 27, 1998, among HQ (formerly known as Omnioffices, Inc.), various financial institutions party thereto, and Morgan Guaranty as a lender, arranger and lead agent, as in effect on the Third Restatement Effective Date.

                  "Existing Letter of Credit Back-Stop Arrangements" shall mean issuance of back-stop letters of credit in favor of Morgan Guaranty and Paribas pursuant to the Back-Stop Letter of Credit Agreement as contemplated by Section 4.17(c).

                  "Existing Letter of Credit Cash Collateral Arrangements" shall have the meaning provided in Section 4.17(c).

                  "Existing Letters of Credit" shall have the meaning provided in Section 1A.01(d).

                  "Existing RL Bank" shall mean each Bank under, and as defined in, the Second Amended and Restated Credit Agreement with outstanding Existing Revolving Loans on the Third Restatement Effective Date (immediately prior to giving effect thereto).

                  "Existing Revolving Loans" shall mean the "Revolving Loans" under, and as defined in, the Second Amended and Restated Credit Agreement.

                  "Existing A Term Loan Bank" shall mean each Bank under, and as defined in, the Second Amended and Restated Credit Agreement with outstanding Existing A Term Loans on the Third Restatement Effective Date (immediately prior to giving effect thereto).

                  "Existing A Term Loans" shall mean the "A Term Loans" under, and as defined in, the Second Amended and Restated Credit Agreement.

                  "Existing B Term Loan Bank" shall mean each Bank under, and as defined in, the Second Amended and Restated Credit Agreement with outstanding Existing B Term Loans on the Third Restatement Effective Date (immediately prior to giving effect thereto).

                  "Existing B Term Loans" shall mean the "B Term Loans" under, and as defined in, the Second Amended and Restated Credit Agreement.

                  "Facing Fee" shall have the meaning provided in Section
2.01(b).

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 2.01.

                  "First Union" shall mean First Union National Bank and any successor thereto (by merger, consolidation or otherwise).

                  "First Union L/C Cash Collateral Agreement" shall have the meaning provided in Section 4.17(c).

                  "Fixed Charge Coverage Ratio" for any period shall mean the ratio of (x) Consolidated EBITDA less the amount of all cash Capital Expenditures for such period (other than cash Capital Expenditures made with Retained Excess Cash Flow during such period in reliance on Section 8.08(d)) to
(y) Fixed Charges for such period.

                  "Fixed Charges" for any period shall mean the sum of (i) Consolidated Interest Expense for such period, (ii) the aggregate principal amount of all scheduled repayments of Indebtedness (whether or not paid) (including the principal portion of rentals under Capitalized Lease Obligations but excluding repayment of A Revolving Loans not accompanied by a permanent reduction to the Total A Revolving Loan Commitment, excluding repayments of B Revolving Loans not accompanied by a permanent reduction to the Total B Revolving Loan Commitment, and excluding repayments of Acquisition Loans prior to the Acquisition Loan Termination Date not accompanied by a permanent reduction to the Total Acquisition Loan Commitment, as the case may be) and
(iii) taxes paid by the Parent and its Subsidiaries for such period (including taxes paid during such period by the Person or business, division or product line acquired by the Borrower or any of its Subsidiaries pursuant to a Permitted Acquisition during such period; provided, however, the amount of such taxes shall be audited or otherwise acceptable to the Administrative Agent and provided further, that if the Administrative Agent has not notified the Borrower on or prior to the fifth day prior to the consummation of the Permitted Acquisition that the Administrative Agent is not satisfied with the amount of such taxes, the Administrative Agent shall be deemed to be so satisfied).

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America or any territory thereof by the Parent or any one or more of its Subsidiaries primarily for the benefit of employees of the Parent or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean, as to any Person, each Subsidiary of any such Person which is not a Domestic Subsidiary.

                  "Four Quarter Calculation Period" shall have the meaning provided in Section 7.15(a)(vii).

                  "FrontLine" shall mean FrontLine Capital Group, a Delaware corporation (formerly known as Reckson Services Industries, Inc.).

                  "FrontLine Indemnity Contribution" shall mean a "Capital Contribution" under, and as defined in, the FrontLine Indemnification Contribution Agreement.

                  "FrontLine Indemnification Contribution Agreement" shall have the meaning provided in Section 12.18(f).

                  "FrontLine Transaction Contribution" shall have the meaning provided in Section 4.16(e).

                  "FrontLine Transaction Contribution Documents" shall mean the agreements, documents and instruments entered into in connection with the FrontLine Transaction Contribution, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Guaranties" shall mean and include the Parent Guaranty and each of the Subsidiaries Guaranties executed by the Subsidiaries of the Borrower.

                  "Guaranteed Creditors" shall mean and include each of the Bank Creditors and the Other Creditors.

                  "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued to each Bank, and all Loans made, under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the Borrower to each Bank, the Agents and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower or any of its Subsidiaries owing under any Interest Rate Protection Agreement and any Other Hedging Agreement entered into by the Borrower or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to be a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such Interest Rate Protection or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

                  "Guarantor" shall mean the Parent and each Subsidiary
Guarantor.

                  "Hazardous Materials" means (a) petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar meaning and regulatory effect, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under applicable Environmental Laws.

                  "HQ" shall mean HQ Global Workplaces, Inc., a Delaware corporation.

                  "HQ Common Stock Purchase" shall have the meaning provided in
Section 4.16(b).

                  "HQ Equity Rollover" shall have the meaning provided in
Section 4.16(a).

                  "HQ Equity Rollover Financing Documents" shall mean the agreements and documents entered into in connection with the HQ Equity Rollover, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "HQ Merger" shall mean the merger of Vantas with and into HQ pursuant to, and in accordance with the terms of, the HQ Merger Agreement, with HQ as the surviving corporation of such merger,

                  "HQ Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of January 20, 2000, among Vantas, FrontLine, CarrAmerica and HQ, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "HQ Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of January 20, 2000, between CarrAmerica and HQ (as surviving corporation of the HQ Merger and the assignee of FrontLine), as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services other than trade payables, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) all Capitalized Lease Obligations of such Person, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement entered into with a Person not a Bank or an affiliate of a Bank; provided, however, that so long as the Existing Letter of Credit Back-Stop Arrangements and/or the Existing Letter of Credit Cash Collateral Arrangements remain in effect with respect to all Existing Letters of Credit which have not been incorporated hereunder as A Letters of Credit, the amount available to be drawn under any Existing Letters of Credit issued for the account of the Borrower or any of its Subsidiaries and all unpaid drawings in respect of such Existing Letters of Credit shall not be considered Indebtedness until such Existing Letter of Credit is incorporated as an "A Letter of Credit" hereunder in accordance with the requirements of Section 1A.01(d).

                  "Indebtedness to be Refinanced" shall mean all Indebtedness set forth on Schedule XVII which is to be repaid in full on the Third Restatement Effective Date as part of the Refinancing.

                  Indemnification Agreement" means the Indemnification and Escrow Agreement, dated as of May 31, 2000, by and among FrontLine, CarrAmerica, the other shareholders, warrantholders and optionees of HQ party thereto, and Citibank, N.A., as escrow agent.

                  "Indemnified Matters" shall have the meaning provided in
Section 12.01.

                  "Indemnitees" shall have the meaning provided in Section
12.01.

                  "Initial Eurodollar Loan Borrowing Date" shall mean a date occurring at least three Business Days following the Third Restatement Effective Date and no more than seven days following the Third Restatement Effective Date on which a Borrowing of Eurodollar Loans occurs or on which a conversion of Base Rate Loans into Eurodollar Loans occurs; provided, however, there may only be one Initial Eurodollar Loan Borrowing Date.

                  "Intellectual Property" shall have the meaning provided in
Section 6.21.

                  "Intercompany Agreement" shall mean the Intercompany Agreement, dated as of December 31, 1998 by and between Alliance National Incorporated and Reckson Service Industries, Inc.

                  "Intercompany Loan" shall have the meaning provided in Section 8.06(xii).

                  "Intercompany Notes" shall mean promissory notes, in the form of Exhibit L, evidencing Intercompany Loans.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the Security Documents.

                  "International Locations" shall mean the office locations outside the United States and Permitted Acquisitions made outside the United States by the Parent and its Subsidiaries.

                  "Investment" shall have the meaning provided in the preamble to Section 8.06.

                  "Issuing Bank" shall mean and include each A Issuing Bank and each B Issuing Bank.

                  "Joint Venture" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary of the Parent, (i) in which the Parent or a Subsidiary of the Parent holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (ii) which is engaged in a Permitted Business.

                  "L/C Reimbursement Agreements" shall have the meaning provided in Section 4.17(c).

                  "L/C Supportable Indebtedness" shall mean (i) obligations of the Borrower or any of its Subsidiaries incurred in the ordinary course of business with respect to workers compensation, surety bonds and other similar statutory obligations and security deposits for landlords and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under Leases or licenses of land, improvements and/or fixtures.

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

                  "Leases" shall mean any and all leases, tenancies, options, concession agreements, rental agreements, occupancy agreements, franchise agreements, client agreements, service agreements, office service agreements, office access agreements and any other agreements (including, without limitation, all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter, entered into, affecting the use or occupancy of, or use of services provided at, all or any portion of any Real Property.

                  "Letter of Credit" shall mean and include each A Letter of Credit and each B Letter of Credit.

                  "Letter of Credit Fee" shall have the meaning provided in
Section 2.01(c).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) all A Letter of Credit Outstandings at such time and (ii) all B Letter of Credit Outstandings at such time.

                  "Letter of Credit Request" shall have the meaning provided in
Section 1A.03(a).

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                   "Lockbox Agreement" shall have the meaning provided in
Section 7.18(b).

                  "Lockbox Bank" shall have the meaning provided in Section 7.18(b).

                  "Lockboxes" shall have the meaning provided in Section
7.18(b).

                  "Loan" shall mean each Term Loan, each Revolving Loan and each Acquisition Loan.

                  "Maintenance and Up-Grade Capital Expenditures" shall mean Capital Expenditures made by the Borrower or any of its Subsidiaries to the extent not constituting (i) Permitted Acquisitions (including Start-Up Costs) or
(ii) Investments in Joint Ventures made pursuant to Section 8.06(ix).

                  "Management Agreements" shall have the meaning provided in
Section 4.05.

                  "Managing Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

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

                  "Master Leases" shall mean any and all Leases under which the Parent, the Borrower, any Subsidiary of the Parent and/or any Joint Venture of any Subsidiary of the Parent, in its capacity as lessee, sublease, tenant, subtenant, franchisee, licensee, grantee or otherwise, has been or will hereafter be granted the right to use or occupy all or any portion of the Real Property.

                  "Material Contracts" shall have the meaning provided in
Section 4.05.

                  "Material Subsidiary" shall mean (i) any Subsidiary of the Parent which is a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X (as in effect on the Third Restatement Effective Date) or (ii) any one or more Subsidiaries of the Parent that (x) are not otherwise Material Subsidiaries, (y) as to which any event described in Section 9.05 has occurred and is continuing and (z) would together constitute a Material Subsidiary under clause (i) of this definition.

                  "Maturity Date" with respect to a Tranche shall mean the A Term Loan Maturity Date, the B Term Loan Maturity Date, the C Term Loan Maturity Date, the Acquisition Loan Maturity Date, A Revolving Loan Maturity Date or the B Revolving Loan Maturity Date, as the case may be.

                  "Merger and Integration Costs" shall mean certain one-time costs and expenses incurred by the Parent and its Subsidiaries in connection with the Acquisitions (including, without limitation, severance and restructuring costs).

                  "Merger Sub 2" shall mean HQ Merger Subsidiary, Inc., a Delaware corporation (to be renamed "HQ Global Workplaces, Inc." in accordance with the requirements of Section 7.20).

                  "Mezzanine Subordinated Notes" shall mean the mezzanine subordinated notes issued by the Borrower pursuant to the Mezzanine Subordinated Note Purchase Agreement to Refinance all or a portion of the then outstanding Senior Subordinated Bridge Loans or Permitted Subordinated Refinancing Indebtedness. The issuance of Mezzanine Subordinated Notes shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5 and 9.

                  "Mezzanine Subordinated Note Documents" shall mean, on and after the execution and delivery thereof, (i) the Mezzanine Subordinated Note Purchase Agreement, (ii) the Mezzanine Subordinated Notes and (iii) each other agreement, document or instrument relating to the issuance of the Mezzanine Subordinated Notes (including the execution copies of the documents attached as exhibits to the Mezzanine Subordinated Note Purchase Agreement), in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Mezzanine Subordinated Note Purchase Agreement" shall mean, on and after the execution and delivery thereof, a Note and Warrant Purchase Agreement in the form of Exhibit N hereto (with such changes thereto as are approved by the Required Banks or, in the case of changes that are determined by the Administrative Agent in its sole discretion not to be material to the interests of the Banks, by the Administrative Agent), as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Minimum Borrowing Amount" shall mean (i) for Base Rate Loans, $500,000, and (ii) for Eurodollar Loans, $1,000,000.

                  "Morgan Guaranty" shall mean Morgan Guaranty Trust Company of New York.

                  "Morgan Guaranty L/C Reimbursement Agreement" shall have the meaning provided in Section 4.17(c).

                  "Multiemployer Plan" shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Parent or a Subsidiary of the Parent or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Parent, or a Subsidiary of the Parent or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale, net of reasonable transaction costs (including, without limitation, attorneys' fees), the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by the Parent's consolidated group as a result of such sale.

                  "Non-Subsidiary Joint Venture" shall mean each Joint Venture which is not a Subsidiary of the Parent.

                  "Note" shall mean each A Term Note, each B Term Note, each C Term Note, each Acquisition Note , each A Revolving Note and each B Revolving Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Darryl Monasebian, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

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

                  "Obligations" shall mean all amounts owing to the Agents, the Collateral Agent, the Issuing Banks or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Omni Lux" shall mean OmniOffices (Lux) 1929 Holding Company S.A., a corporation organized under the laws of Luxembourg.

                  "Omni UK" shall mean OmniOffices (UK) Limited, a corporation organized under the laws of England.

                  "Original Credit Agreement" shall mean the Credit Agreement, dated as of January 16, 1997, among Vantas, the Banks party thereto and the Administrative Agent.

                  "Original Effective Date" shall mean January 16, 1997.

                  "Other Creditors" shall mean and include each Person (other than any Credit Party) party to an Interest Rate Protection or Other Hedging Agreement to the extent that such Person constitutes a Bank or a Secured Creditor under the Security Documents.

                  "Parent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Parent Common Stock" shall have the meaning provided in
Section 6.14(a).

                  "Parent Guaranty" shall mean the guaranty of the Parent pursuant to Section 13 of this Agreement.

                  "Paribas" shall mean BNP Paribas (formerly known as Paribas), a French banking organization acting through its New York Branch.

                  "Paribas L/C Reimbursement Agreement" shall have the meaning provided in Section 4.17(c).

                  "Payment Office" shall mean the office of the Administrative Agent located at 787 Seventh Avenue, New York, New York 10019, Attention:
Anthony Garcia (Fax: 212-841-2217, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Acquisition Notice" shall have the meaning provided in Section 7.15(a)(ii).

                  "Permitted Acquisition" shall mean (I) the acquisition by the Borrower or any of its Wholly-Owned Subsidiaries of assets (but not Real Property other than Leaseholds) constituting all or substantially all of a business, business unit, division or product line of any Person not already a Subsidiary of the Borrower or 100% of the capital stock of any such Person, although any such acquisition shall only be a Permitted Acquisition so long as (A) the consideration therefor consists solely of cash on hand, issuances of Parent Common Stock, Seller Preferred Stock, Permitted Seller Notes, Permitted Earn-Out Debt and the assumption of Capitalized Lease Obligations and tenant security deposits; (B) the assets acquired, or the business of the Person whose stock is acquired, shall be in a Permitted Business; (C) those acquisitions that are structured as asset acquisitions shall be consummated through a new Subsidiary formed by the Borrower, which shall be a Wholly-Owned Subsidiary of the Borrower, to effect such acquisition and (D) those acquisitions that are structured as stock acquisitions shall be effected through a purchase of 100% of the capital stock of such Person by the Borrower or a newly formed Wholly-Owned Subsidiary or through a merger between such Person and a newly-formed direct Wholly-Owned Subsidiary of the Borrower, as the case may be, so that after giving effect to such merger 100% of the capital stock of the surviving corporation of such merger is owned by the Borrower and
(II) Start-Up Costs. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition shall be a Permitted Acquisition only if all requirements of Section 7.15 with respect to Permitted Acquisitions are met with respect thereto.

                  "Permitted Business" shall mean the business of operating executive office suite centers, which shall include the outsourcing of office operations both on an on-site and off-site basis and the outsourcing of business support services for customers or clients of the Borrower or its Subsidiaries.

                  "Permitted Earn-Out Debt" shall mean Indebtedness of the Borrower incurred in connection with a Permitted Acquisition and in accordance with Section 7.15, which Indebtedness is not secured by any assets of the Parent or any of its Subsidiaries (including, without limitation, the assets so acquired) and is only payable by the Borrower upon the passage of time (e.g., non-compete payments) or in the event certain future performance goals are achieved with respect to the assets acquired; provided that such Indebtedness shall only constitute Permitted Earn-Out Debt to the extent the terms of such Indebtedness expressly limit the maximum potential liability of the Borrower with respect thereto and all such other terms shall be in form and substance satisfactory to the Administrative Agent.

                  "Permitted Equity Issuances" shall mean issuances of Parent Common Stock or Seller Preferred Stock by the Parent as consideration in Permitted Acquisitions, but only to the extent permitted pursuant to Sections
7.15 and 8.16.

                  "Permitted Liens" shall have the meaning provided in Section 8.01.

                  "Permitted Quarterly CapEx Amount" shall mean, (i) with respect to any fiscal quarter (the "specified fiscal quarter") of the Parent, other than the fiscal quarter ending March 31, 2001, an amount equal to (x) Consolidated EBITDA for the fiscal quarter ending six months prior to the end of such specified fiscal quarter less (y) Fixed Charges for the fiscal quarter ending six months prior to the end of such specified fiscal quarter multiplied by 1.05; and (ii) for the fiscal quarter ending March 31, 2001, an amount equal to (x) Consolidated EBITDA for the fiscal quarter ending September 30, 2000 multiplied by 2.00 less (y) Fixed Charges for the fiscal quarter ending September 30, 2000 multiplied by 2.10 less (z) Capital Expenditures (including Permitted Acquisitions and Investments in Joint Ventures) which were made during the fiscal quarter ending December 31, 2000. For purposes of this definition, the term "Consolidated EBITDA" shall be determined using the definition thereof as if (i) each reference to "Test Period" in clauses (iii) and (iv) were instead a reference to the term "fiscal quarter" and (ii) the references to "$4,700,000" and "$7,000,000" were instead references to "$2,350,000" and "$3,500,000", respectively.

                  "Permitted Revolving A Borrowing Amount" shall have the meaning provided in the definition of A Revolving Facility Borrowing Certificate contained in this Section 10.01.

                  "Permitted Seller Notes" shall mean notes in an aggregate principal amount of $4,000,000 issued by the Borrower to sellers of stock or assets in a Permitted Acquisition and issued in accordance with Section 7.15, which notes may be senior but shall be unsecured and unguaranteed, and shall otherwise be in form and substance satisfactory to the Administrative Agent.

                  "Permitted Subordinated Refinancing Indebtedness" shall mean any Indebtedness of the Borrower and the Subsidiary Guarantors incurred to Refinance, in whole or in part, the Senior Subordinated Bridge Loans or any Indebtedness issued to so Refinance any such Indebtedness (but for the avoidance of doubt, excluding in any event any Indebtedness evidenced by Mezzanine Subordinated Notes), so long as (a) such Indebtedness has (x) a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being Refinanced and (y) a final maturity identical to or later than the final maturity of the Indebtedness being Refinanced, (b) such refinancing, renewal or replacement does not (i) increase the principal amount of the Indebtedness being Refinanced and outstanding immediately prior to such refinancing, renewal or replacement or (ii) add guarantors, obligors or security from that which applied to such Indebtedness being Refinanced, (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions as those contained in the Senior Subordinated Credit Agreement, and (d) all other terms applicable to such Indebtedness to be Refinanced (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the respective borrower than those previously existing with respect to the Indebtedness being Refinanced. As used herein, the term "Permitted Subordinated Refinancing Indebtedness" shall in any event include any Term Loan under, and as defined in, the Senior Subordinated Credit Agreement into which any Senior Subordinated Bridge Loan may be converted pursuant to, and in accordance with the terms of, the Senior Subordinated Credit Agreement. The issuance of Permitted Subordinated Refinancing Indebtedness shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5 and 9.

                  "Person" shall mean any individual, limited liability company, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "PIK Preferred Stock" shall have the meaning provided in
Section 4.16(d).

                  "PIK Preferred Stock Documents" shall mean the PIK Preferred Stock, the PIK Preferred Stock Purchase Agreements, the Certificate of Designation in respect of the PIK Preferred Stock and the other agreements, documents and instruments entered into in connection with the issuance of PIK Preferred Stock, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "PIK Preferred Stock Purchase Agreements" shall mean the Purchase Agreements, dated as of May 31, 2000, each between FrontLine and an Equity Investor, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Plan" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Parent, a Subsidiary of the Parent or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Parent, a Subsidiary of the Parent or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall have the meaning provided in Section 4.07.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

                  "Pledged Securities" shall have the meaning assigned that term in the Pledge Agreement.

                  "Preferred Equity Financing" shall have the meaning provided in Section 4.16(d).

                  "Prime Lending Rate" shall mean the rate which Bankers Trust Company announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Paribas or Bankers Trust Company, who may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition, the calculation of the consolidated results of the Parent and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Permitted Acquisition (and all other Permitted Acquisitions consummated during the respective Two Quarter Calculation Period or thereafter and prior to the date of determination pursuant to Section 7.15 or other applicable provision of this Agreement) had been effected on the first day of the respective Two Quarter

Calculation Period; provided that all calculations shall take into account the following assumptions:

                  (i) if any Indebtedness is incurred pursuant to the respective Permitted Acquisition (or was incurred in any other Permitted Acquisition which occurred during the relevant Two Quarter Calculation Period or thereafter and prior to the date of determination) then all such Indebtedness shall be deemed to have been outstanding from the first day of the respective Two Quarter Calculation Period (and the interest expense associated with such Indebtedness, shall be determined at the actual rates applicable thereto or which would have been applicable had such debt been outstanding for the whole such period and shall be included in determining Consolidated Interest Expense on such Pro Forma Basis) and all Indebtedness that was outstanding during the Two Quarter Calculation Period or thereafter and prior to the date of the Permitted Acquisition but not outstanding on the date of the Permitted Acquisition shall be deemed to have been repaid in full on the first day of the Two Quarter Calculation Period; and

                  (ii) (a) all calculations of Acquired EBITDA (and the other components of the definition of Consolidated EBITDA included therein) shall include only the Consolidated EBITDA of the Parent and its Subsidiaries (and the other components of the definition of Acquired EBITDA included therein) during the relevant Two Quarter Calculation Period and shall not include any Acquired EBITDA (or other components) of the Person or business, division or product line being acquired pursuant to the Permitted Acquisition unless either (x) such Acquired EBITDA of the Person or business, division or product line being acquired has been audited for the entire Four Quarter Calculation Period by any of the "big five" or (y) in the case of calculations based on unaudited financial statements, (i) adjustments to Acquired EBITDA with respect to each Permitted Acquisition shall only include
         (A) immediate cost reductions associated with overhead eliminations and
         (B) adjustments to reflect the Borrower's contractual rates for services (rather than the former owners' rates) whether additive or deductive to Consolidated EBITDA and (ii) the Administrative Agent shall be reasonably satisfied with the amounts of Acquired EBITDA (and the other components) of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition; provided, however, that so long as the Borrower has furnished the Administrative Agent all relevant information with respect to the amount of Acquired EBITDA of such Person or business, division or product line being acquired pursuant to the respective Permitted Acquisition, if the Administrative Agent has not notified the Borrower on or prior to the fifth day prior to the consummation of the Permitted Acquisition that the Administrative Agent is not satisfied with the amount of Acquired EBITDA, the Administrative Agent shall be deemed for purposes of this clause (ii) to be so satisfied.

                  "Product Agreements" shall have the meaning provided in the Intercompany Agreement.

                  "Property Income" shall mean, with respect to each Real Property, all rents, income, issues, profits and other benefits now or hereafter received or collected by or on behalf of the Borrower or any of its Subsidiaries from the related Real Property or under or in con-nection with the related Leases, including, without limitation, all income received from room rentals, food and beverage operations, vending machines, telecommunications, business center activities, retail, parking, tenants, transient guests, lessees, licensees and concessionaires and other persons occupying space at such Real Property and/or rendering services to such Real Property's occupants and guests.

                  "Projections" shall have the meaning provided in Section 4.15 but shall include the projections delivered pursuant to Section 12.18(d) to the extent required by said Section.

                  "Qualified Public Offering" means an initial public offering and sale of Parent Common Stock for cash (i) pursuant to which the Parent and/or selling stockholders shall receive gross cash proceeds (before deducting underwriter's discounts and commissions) in an aggregate amount of at least $100,000,000, (ii) which is underwritten on a firm commitment basis by a nationally recognized investment banking firm, (iii) in which such Parent Common Stock is distributed beneficially to at least 100 Persons, and (iv) which is made pursuant to an effective registration statement on form S-1 under the Securities Act or any successor form thereto, whether such Parent Common Stock is registered for sale for the Parents' own account or for the account of any selling stockholder.

                  "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December of each calendar year.

                  "Quoted Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Administrative Agent for U.S. dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent for which an interest rate is then being determined with maturities comparable to the Interest Period applicable to such Eurodollar Loan determined as of 10:00 a.m. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the Parent or any Subsidiary of the Parent of any cash insurance proceeds from key-man life insurance or liability insurance or insurance payable by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Parent or any Subsidiary of the Parent (including, without limitation, business interruption insurance).

                  "Refinance" shall mean, with respect to any then outstanding Indebtedness, the issuance of Indebtedness issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund such theretofore outstanding Indebtedness.

                  "Refinancing" shall mean the refinancing transactions described in Section 4.17 (including the establishment of the Existing Letter of Credit Back-Stop Arrangements).

                  "Refinancing Documents" shall mean all of the agreements, documents and instruments entered into in connection with the Refinancing (including the L/C Reimbursement Agreements and the Back-Stop Letter of Credit Agreement).

                  "Register" shall have its meaning provided in Section 7.16.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation S-X" shall mean Regulation S-X under the Securities Exchange Act.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Related Fund" shall mean, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

                  "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                  "Relevant Prepayment Percentage" shall mean (i) with respect to any repayment required pursuant to Section 3.02(A)(f)(ii), (h), (i) or (j),
(I) in the case of any receipt of proceeds by the Parent or any of its Wholly-Owned Subsidiaries as contemplated by any such Section, 100% and (II) in the case of the receipt of proceeds by any Joint Venture that is a Subsidiary of the Parent as contemplated by any such Section, a percentage equal to the percentage ownership interest of the Parent and its Wholly-Owned Subsidiaries in such Joint Venture (based upon their holdings of equity interests in such Joint Venture) and (ii) with respect to any repayment required pursuant to Section 3.02(A)(f)(i), (I) in the case of any receipt of proceeds by the Parent or any of its Wholly-Owned Subsidiaries as contemplated by any such Section, 50% and (II) in the case of the receipt of proceeds by any Joint Venture that is a Subsidiary of the Parent as contemplated by any such Section, a percentage equal to the lesser of (x) percentage ownership interest of the Parent and its Wholly-Owned Subsidiaries in such Joint Venture (based upon their holdings of equity interests in such Joint Venture) and (y) 50%.

                  "Reorganization" shall have the meaning provided in Section 4.16(d)

                  "Replaced Bank" shall have the meaning provided in Section
1.12.

                  "Replacement Bank" shall have the meaning provided in Section 1.12.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

                  "Required Acquisition Facility Banks" shall mean Banks the sum of whose Acquisition Loan Commitments (or after the termination thereof, the sum of whose Acquisition Loans) represent an amount greater than 50% of the Total Acquisition Loan Commitment (or, after the Acquisition Loan Termination Date, the Banks the sum of whose outstanding Acquisition Loans represent an amount greater that 50% of all outstanding Acquisition Loans made by all Banks).

                  "Required A Facility Banks" shall mean Banks the sum of whose outstanding A Term Loans represent an amount greater than 50% of all outstanding A Term Loans.

                  "Required B Facility Banks" shall mean Banks the sum of whose outstanding B Term Loans represent an amount greater than 50% of the sum of all outstanding B Term Loans made by all Banks.

                  "Required Banks" shall mean Banks the sum of whose outstanding A Term Loans, B Term Loans, C Term Loans, Acquisition Loan Commitments (or after the termination thereof, outstanding Acquisition Loans), A Revolving Loan Commitments (or after the termination thereof, outstanding A Revolving Loans and A Letter of Credit Outstandings) and B Revolving Loan Commitments (or after the termination thereof, outstanding B Revolving Loans and B Letter of Credit Outstandings), represent an amount greater than 50% of the sum of all outstanding A Term Loans, B Term Loans, C Term Loans, the Total Acquisition Loan Commitment (or after the termination thereof, the sum of the then total outstanding Acquisition Loans), the Total A Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding A Revolving Loans and A Letter of Credit Outstandings) and Total B Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding B Revolving Loans and B Letter of Credit Outstandings).

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                  "Required C Facility Banks" shall mean Banks the sum of whose outstanding C Term Loans represent an amount greater than 50% of the sum of all outstanding C Term Loans made by all Banks.

                  "Restatement Effective Date" shall mean the Second Restatement Effective Date.

                  "Retained Excess Cash Flow" shall mean the portion of Excess Cash Flow of the Parent and its Subsidiaries which is permitted to be retained by the Parent and its Subsidiaries pursuant to Section 3.02(A)(g).

                  "Retained Excess Cash Flow Amount" shall initially mean $0, which amount shall be (x) increased on each Excess Cash Flow Payment Date so long as any repayment required pursuant to Section 3.02(A)(g) has been made, by an amount equal to 25% of Excess Cash Flow for the immediately preceding Excess Cash Flow Payment Period and (y) reduced (i) on each Excess Cash Flow Payment Date where Excess Cash Flow for the immediately preceding Excess Cash Flow Payment Period is a negative number, by such amount and (ii) at any time a Capital Expenditure is made pursuant to Section 8.08(d), by the amount thereof.

                  "Returns" shall have the meaning provided in Section 6.09.

                  "Revolving Loans" shall mean and include the A Revolving Loans and the B Revolving Loans.

                  "Revolving Loan Commitment" shall mean, for each Bank, its A Revolving Loan Commitment (if any) and its B Revolving Loan Commitment (if any).

                  "Revolving Loan Maturity Date" shall mean (i) in the case of A Revolving Loans and A Letter of Credit Outstandings, the A Revolving Loan Maturity Date and (ii) in the case of B Revolving Loans and B Letter of Credit Outstandings, the B Revolving Loan Maturity Date.

                  "RL Percentage" of any Bank shall mean and include the A RL Percentage of such Bank and the B RL Percentage of such Bank.

                  "Scheduled A Term Loan Repayment" shall have the meaning provided in Section 3.02(A)(b).

                  "Scheduled Acquisition Loan Repayment" shall have the meaning provided in Section 3.02(A)(d).

                  "Scheduled B Term Loan Repayment" shall have the meaning provided in Section 3.02(A)(c).

                  "Scheduled C Term Loan Repayment" shall have the meaning provided in Section 3.02(A)(e).

                  "Scheduled Repayment" shall have the meaning provided in
Section 3.02(A)(e).

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                  "SEC" shall have the meaning provided in Section 7.01(h).

                  "Second Amended and Restated Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Second Restatement Effective Date" shall mean the Restatement Effective Date under, and as defined in, the Second Amended and Restated Credit Agreement.

                  "Second-Step Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of May 31, 2000, among HQ (as the surviving corporation of the HQ Merger), the Parent and Merger Sub 2, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Second-Step Merger" shall mean the merger of HQ (as the surviving corporation of the HQ Merger) with and into Merger Sub 2, with Merger Sub 2 as the surviving corporation of such merger, pursuant to and in accordance with the Second-Step Merger Agreement.

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

                  "Secured Creditors" shall mean (x) the Banks, the Agents, the Collateral Agent and (y) any Bank or any Affiliate of a Bank which on the date hereof is, or subsequently becomes, party to any Interest Rate Protection or Other Hedging Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement" shall have the meaning provided in
Section 4.08.

                  "Security Agreement Collateral" shall mean and include all "Collateral" as defined in the Security Agreement.

                  "Security Documents" shall mean and include each of the Pledge Agreement, the Security Agreement, the Concentration Account Consent Letter, each Lockbox Agreement, the Subordination Agreement, each Additional Security Document and each other pledge agreement or security agreement entered into in accordance with the requirements of Section 8.18.

                  "Seller Preferred Stock" shall mean any preferred stock of the Parent, the express terms of which shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of the Parent or any of its Subsidiaries relating to outstanding indebtedness and which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including any change of control event), cannot mature (excluding any maturity as the result of an optional redemption by the issuer thereof) and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an change of control event), in whole or in part, on or prior to the tenth anniversary of the date of issuance of such Seller Preferred Stock.

                  "Senior Leverage Ratio" shall mean, as at any date of determination, the ratio of Total Senior Indebtedness at such time to Consolidated EBITDA for the Test Period most recently ended prior to such date of determination.

                  "Senior Subordinated Bridge Loans" shall mean the Bridge Loans incurred by the Borrower pursuant to, and as defined in, the Senior Subordinated Credit Agreement.

                  "Senior Subordinated Credit Agreement" shall mean that certain Senior Subordinated Credit Agreement, dated as of May 31, 2000, relating to the Senior Subordinated Bridge Loans described therein, among the Parent, the Borrower, various Subsidiary Guarantors, various lenders, UBS Warburg LLC, as arranger and syndication agent, and UBS, Stamford Branch, as administrative agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Senior Subordinated Credit Documents" shall mean the Senior Subordinated Credit Agreement and each other agreement, document, note or instrument relating to the incurrence of the Senior Subordinated Bridge Loans, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                  "Shareholders' Agreements" shall have the meaning provided in
Section 4.05.

                  "Start-Up Costs" shall mean expenditures incurred by the Borrower or any of its Subsidiaries for fixturing, security deposits to landlords and working capital in connection with the opening of new executive office suite centers.

                  "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder at such time (in each case determined without regard to whether any conditions to drawing could then be met).

                  "Subordination Agreement" shall have the meaning provided in
Section 4.19.

                  "Subsidiaries Guaranty" shall have the meaning provided in
Section 4.09 but in any event shall include any guaranty entered into by any Subsidiary of the Borrower in accordance with the requirements of Section 8.18.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person, (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time and (iii) any partnership or limited liability company in which such Person is the general partner or manager.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower which is or becomes a party to the Subsidiaries Guaranty.

                  "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement but in any event shall include any guaranty entered into by any Subsidiary of the Borrower in accordance with the requirements of Section 8.18.

                  "Syndication Termination Date" shall mean the earlier of (x) 120 days after the Third Restatement Effective Date or (y) the date on which the Administrative Agent, in its sole discretion, determines (and notifies the Borrower) that the primary syndication (and the resultant addition of institutions as Banks pursuant to Section 12.04) has been completed.

                  "Tax Sharing Agreements" shall have the meaning provided in
Section 4.05.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Tenant Deposits" shall mean deposits made by the Parent or any of its Subsidiaries with landlords under Master Leases to secure the performance of the Parent or any of its Subsidiaries under such Master Leases.

                  "Term Loan Commitment" shall mean each C Term Loan Commitment, with the Term Loan Commitment of any Bank at any time to equal the sum of its C Term Loan Commitment as then in effect.

                  "Term Loans" shall mean the A Term Loans, the B Term Loans and the C Term Loans.

                  "Test Period" shall mean each period of two consecutive fiscal quarters then last ended, in each case taken as one accounting period; provided that for purposes of any determination of compliance with Section 8.09, 8.10, 8.11, 8.12 or 8.13 or of the Total Leverage Ratio for the fiscal quarter ended September 30, 2000, the term "Test Period" shall mean the period commencing June 30, 2000 and ending on September 30, 2000, taken as one accounting period.

                  "Third Restatement Effective Date" shall have the meaning provided in Section 12.10.

                  "Total A Revolving Loan Blocked Commitment" shall mean, on any date of determination, the Total A Revolving Loan Commitment; provided that the Total A Revolving Loan Blocked Commitment as in effect on any date shall be (x) reduced by the Permitted Revolving A Borrowing Amount specified by the Borrower in each A Revolving Facility Compliance Certificate delivered on or prior to such date and (y) increased by the sum of (i) the aggregate principal amount of all A Revolving Loans repaid after the Third Restatement Effective Date and prior to such date and (ii) the aggregate Stated Amounts of all A Letters of

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


Credit which have expired or terminated after the Third Restatement Effective Date and prior to such date.

                  "Total A Revolving Loan Commitment" shall mean, at any time, the sum of the A Revolving Loan Commitments of each of the Banks at such time.

                  "Total Acquisition Loan Commitment" shall mean, at any time, the sum of the Acquisition Loan Commitments of each of the Banks.

                  "Total Available A Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (i) the Total A Revolving Loan Commitment minus (ii) the Total A Revolving Loan Blocked Commitment in effect at such time.

                  "Total B Revolving Loan Commitment" shall mean, at any time, the sum of the B Revolving Loan Commitments of each of the Banks at such time.

                  "Total C Term Loan Commitment" shall mean, at any time, the sum of the C Term Loan Commitments of each of the Banks.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Leverage Ratio" shall mean, as at any date of determination, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period most recently ended prior to such date of determination.

                  "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Total A Revolving Loan Commitment and the Total B Revolving Loan Commitment, in each case as then in effect.

                  "Total Senior Indebtedness" shall mean, at any time, the remainder of (x) Consolidated Indebtedness at such time less (y) the sum of (i) the aggregate outstanding principal amount of the Senior Subordinated Bridge Loans at such time, (ii) the aggregate outstanding principal amount of the Permitted Subordinated Refinancing Indebtedness at such time and (iii) the aggregate outstanding principal amount of the Mezzanine Subordinated Notes at such time.

                  "Total Unutilized A Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total A Revolving Loan Commitment, less (y) the sum of (i) the aggregate principal amount of A Revolving Loans then outstanding and (ii) the then aggregate amount of A Letter of Credit Outstandings.

                  "Total Unutilized Acquisition Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Acquisition Loan Commitment less (y) the aggregate principal amount of Acquisition Loans then outstanding.

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

                  "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding and (ii) the then aggregate amount of all Letter of Credit Outstandings.

                  "Tranches" shall mean the respective facilities in respect of which Loans are made hereunder, with there being six separate Tranches, i.e., whether A Term Loans, B Term Loans, C Term Loans, Acquisition Loans, A Revolving Loans or B Revolving Loans.

                  "Transaction" shall mean, collectively, (i) the occurrence of the Third Restatement Effective Date, (ii) the entering into of the Credit Documents and the incurrence of Loans on the Third Restatement Effective Date,
(iii) the consummation Acquisitions, (iv) the consummation of the Preferred Equity Financing, (v) the incurrence of the Senior Subordinated Bridge Loans,
(vi) the consummation of the HQ Equity Rollover, (vii) the consummation of the Refinancing, (viii) the consummation of the FrontLine Transaction Contribution and (ix) the payment of all fees and expenses in connection with the foregoing.

                  "Transaction Fees and Expenses" shall mean all fees and expenses incurred in connection with and arising out of the Transaction and the transactions contemplated thereby and hereby; provided, however, that the aggregate amount of such fees and expenses shall not exceed $38.2 million in the aggregate.

                  "Two Quarter Calculation Period" shall mean, with respect to any Permitted Acquisition, the period of two consecutive fiscal quarters (taken as one accounting period and including any fiscal quarter ending prior to the Third Restatement Effective Date) most recently ended prior to the date of the consummation of such Permitted Acquisition.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a ---- Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "UK/Lux Acquisition" shall have the meaning provided in
Section 4.16(c).

                  "UK/Lux Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of January 20, 2000, among CarrAmerica, Omni UK, Omni Lux, Vantas and FrontLine, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid Drawings" shall mean and include each A Unpaid Drawing and each B Unpaid Drawing.

                  "Unutilized A Revolving Loan Commitment" for any Bank, at any time, shall mean the A Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of A Revolving Loans made by such Bank and then outstanding and (ii) such Bank's A RL Percentage of the A Letter of Credit Outstandings.

                  "Unutilized Acquisition Loan Commitment" for any Bank, at any time, shall mean the Acquisition Loan Commitment of such Bank at such time less the aggregate principal amount of Acquisition Loans made by such Bank and then outstanding.

                  "Unutilized B Revolving Loan Commitment" for any Bank, at any time, shall mean the B Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of B Revolving Loans made by such Bank and then outstanding and (ii) such Bank's B RL Percentage of the B Letter of Credit Outstandings.

                  "Vantas" shall mean VANTAS Incorporated, a Nevada corporation.

                  "Waivable Mandatory Repayment" shall have the meaning provided in Section 3.02(C).

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  Section 11.  The Agents.

                  11.01 Appointment. The Banks hereby designate Paribas as Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include Paribas in its capacity as Collateral Agent pursuant to the Security Documents and as Arranger), ING (U.S.) Capital LLC as Managing Agent, Bankers Trust Company as Syndication Agent and Citicorp Real Estate, Inc. as Documentation Agent to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

                  11.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither any Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

                  11.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the participation in Letters of Credit and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Parent and its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans, the participation in the Letters of Credit or at any time or times thereafter. No Agent shall be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Parent or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Parent or its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  11.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Banks; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

                  11.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

                  11.06 Indemnification. (a) To the extent any Agent is not reimbursed and indemnified by the Parent or the Borrower, the Banks will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

                  (b) Each Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

                  11.07 Each Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and may purchase and hold equity interests in the Parent or any other Credit Party without having to account for the same to the Banks and otherwise without having to account for the same to the Banks.

                  11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  11.09 Resignation by the Agents. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Bank is deemed to be acceptable to the Borrower).

                  (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

                  (e) The Syndication Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Banks. Such resignation shall take effect at the end of such five Business Day period. Upon the effectiveness of the resignation of the Syndication Agent, the Administrative Agent shall assume all of the functions and duties of the Syndication Agent hereunder and/or under the other Credit Documents.

                  (f) The Documentation Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Banks. Such resignation shall take effect at the end of such five Business Day period. Upon the effectiveness of the resignation of the Documentation Agent, the Administrative Agent shall assume all of the functions and duties of the Documentation Agent hereunder and/or under the other Credit Documents.

                  (g) Upon a resignation of any Agent pursuant to this Section 11.09, such Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 11 shall continue in effect for the benefit of such Agent for all of its actions and inactions while serving as such Agent.

                  11.10. Collateral Matters; Special Authorizations. (a) Each Bank authorizes and directs the Collateral Agent to enter into the Security Documents for the benefit of the Banks and the other Secured Creditors. Each Bank hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Banks in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Banks of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Banks. The Administrative Agent is hereby authorized on behalf of all the Banks, without necessity of further consent from any Bank, to execute and deliver any Mezzanine Subordinated Note Document governing intercreditor matters entered into in accordance with the terms hereof and requiring by its express terms the execution or acknowledgment of the Administrative Agent and (ii) any escrow or similar agreement contemplated to be entered into in connection with the Transaction by any of the Documents. The Collateral Agent is hereby authorized on behalf of all of the Banks, without the necessity of any notice to or further consent from any Bank, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

                  (b) The Banks hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or disposed of (to Persons other than the Parent and its Subsidiaries) upon the sale thereof in compliance with Section 8.02 or (iii) if approved, authorized or ratified in writing by the Required Banks (unless such release is required to be approved by all of the Banks hereunder). Upon request by the Administrative Agent at any time, the Banks will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this
Section 11.10.

                  (c) Upon any sale and transfer of Collateral which is expressly permitted pusuant to the terms of this Agreement, or consented to in writing by the Required Banks, or all of the Banks, as applicable, and upon at least five (5) Business Days' (or such shorter period as is acceptable to the Collateral Agent) prior written request by the Parent, the Collateral Agent shall (and is hereby irrevocably authorized by the Banks to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Banks herein or pursuant hereto upon the Collateral that was sold or transferred, provided, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse, representation or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Parent or any of its Subsidiaries in respect of) all interests retained by the Parent or any of its Subsidiaries, including, without limitation, the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any foreclosure or similar enforcement action with respect to any of the Collateral, the Collateral Agent shall be authorized to deduct all of the costs and expenses reasonably incurred by the Collateral Agent from the proceeds of any such sale, transfer or foreclosure.

                  (d) The Collateral Agent shall have no obligation whatsoever to the Banks or to any other Person to assure that the Collateral exists or is owned by the Parent or any of its Subsidiaries or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the

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rights, authorities and powers granted or available to the Collateral Agent in this Section 11.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Banks and that the Collateral Agent shall have no duty or liability whatsoever to the Banks, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  11.11. Delivery of Information. The Administrative Agent shall not be required to deliver to any Bank originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from the Parent, any Subsidiary, the Required Banks, any Bank or any other Person under or in connection with this Agreement or any other Credit Document except (i) as specifically provided in this Agreement or any other Credit Document and (ii) as specifically requested from time to time in writing by any Bank with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

                  Section 12.  Miscellaneous.

                  12.01 Payment of Expenses, etc. The Borrower, agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of- pocket costs and expenses of the Agents and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of each Agent in connection with its syndication efforts with respect to this Agreement (including, without limitation, the reasonable fees and disbursements of White & Case LLP) and of each Agent, the Collateral Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for each of the Agents and for each of the Banks); (ii) pay and hold each Agent, the Collateral Agent and each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each Agent, the Collateral Agent and each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Agent, the Collateral Agent or such Bank) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless each Agent, the Collateral Agent and each Bank, and each of their respective officers, directors, employees, representatives, attorneys and agents (collectively, called the "Indemnitees") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not any

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Agent, the Collateral Agent or any Bank is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, the Collateral Agent, any Bank, the Parent or any third person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction) or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents; or, (b) the actual or alleged generation, presence or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by the Parent or any of its Subsidiaries or; (c) any Environmental Claim relating to the Parent or any of its Subsidiaries or any Real Property owned or at any time operated by the Parent or any of its Subsidiaries or; (d) the exercise of the rights of any Agent, the Collateral Agent and any Bank under any of the provisions of this Agreement or any other Credit Document or any Letter of Credit or any Loans hereunder; or (e) the consummation of any transaction contemplated herein (including, without limitation, the Transaction) or in any other Credit Document (the "Indemnified Matters") regardless of when such Indemnified Matter arises, but excluding any such Indemnified Matter based the gross negligence or willful misconduct of any Indemnitee.

                  12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Agent and each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent or such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Agent or such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Parent or the Borrower, at its address specified opposite its signature below; if to any Bank, the Syndication Agent or the Documentation Agent, at its address specified opposite its name below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, the Syndication Agent or the Documentation Agent, at such other address as shall be designated by such Bank or such Agent in a written notice to the Borrower and the Administrative Agent. All such notices and

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communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective 3 Business Days after deposited in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or one day following delivery to an overnight courier, as the case may be, or sent by telex or facsimile device, except that notices and communications to any Agent shall not be effective until received by such Agent.

                  12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks; and provided further, that although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder; and provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the relevant Maturity Date therefor) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the Commitments in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

                  (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) (A) pledge its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank, (B) at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank, (or in the case of a Bank that is an investment fund, to the trustee under the indenture to which such fund is a party) and this Section shall not apply to any such pledge

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or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto, or (C) assign all or a portion of its Loans or Commitments and related outstanding Obligations hereunder to its parent company, principal office and/or any Affiliate of such Bank or one or more other Banks or to a Related Fund or
(y) assign all or a portion equal to at least $2,500,000 (or lesser amount if the Bank is pledging or assigning to a Related Fund), of such Loans or Commitments and related outstanding Obligations hereunder to one or more
Eligible Transferees each of which assignees shall become a party to this Agreement as a Bank by execution of an assignment and assumption agreement substantially in the form of Exhibit K (appropriately completed); provided that:
(i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks; (ii) new Notes will be issued to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of
Section 1.05 to the extent needed to reflect the revised Commitments; (iii) the consent of the Administrative Agent shall be required in connection with any assignment (provided, however, that no such consent by the Administrative Agent shall be required in the case of any assignment to another Bank's Related Fund);
(iv) the consent of the Borrower shall be required in connection with any assignment (which consent shall not be unreasonably withheld); provided, however, no such consent by the Borrower shall be required in connection with any assignment pursuant to clause (x) above and no such consent shall be required if a Default or Event of Default has occurred and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning Bank, the payment of a non-refundable assignment fee of $3,500 (provided, however, that any fee shall be waived upon a pledge or assignment to a Related Fund). To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. No transfer or assignment under this
Section 12.04(b) will be effective until recorded by the Administrative Agent on the Register pursuant to Section 7.16. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower, and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 3.04(b)(ii) Certificate) required by Section 3.04(b). In connection with any assignment prior to the Syndication Termination Date, the Borrower agrees to pay all amounts to the assignee Bank which the Borrower would be obligated to pay in accordance with Section 1.11 if such assignment was instead a repayment of Loans by the Borrower on other than the last day of an Interest Period.

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent, the Collateral Agent, any Issuing Bank or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between a Borrower or any other Credit Party and any Agent, the Collateral Agent, any Issuing Bank or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in

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any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent, the Collateral Agent, any Issuing Bank or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, the Collateral Agent, any Issuing Bank or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Except in accordance with Section 3.02(C), each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 8.04 and 8.08 through 8.13, inclusive, including the definitions used therein, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements for the fiscal year ended December 31, 1999 delivered to the Banks pursuant to Section 4.15(a).

                  (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

                  12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, BE CONSTRUED IN ACCORDANCE WITH

AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF EXCEPT AS OTHERWISE SPECIFIED IN SUCH DOCUMENTS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARENT AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARENT AND THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CORPORATION SERVICE COMPANY WITH OFFICES ON THE DATE HEREOF AT 500 CENTRAL AVENUE, ALBANY, NEW YORK 12206-2290 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE PARENT AND THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE PARENT AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH OF THE PARENT AND THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, THE COLLATERAL AGENT, ANY ISSUING BANK, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (B) EACH OF THE PARENT AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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

                  (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Parent, the Borrower and the Administrative Agent.

                  12.10 Effectiveness. This Agreement shall become effective on the date (the "Third Restatement Effective Date") on which (i) the Parent, the Borrower, each Agent, each Bank with a C Term Loan Commitment, each Bank with a B Revolving Loan Commitment, and the Required Banks (determined immediately before the occurrence of the Third Restatement Effective Date and without giving effect thereto) shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) in accordance with Section 12.03 at such office that the same has been signed and mailed to it and (ii) the conditions contained in Sections 4 and 5 are met to the satisfaction of the Agents and the Required Banks (determined immediately after the occurrence of the Third Restatement Effective Date). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Sections 4 and 5 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Third Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Third Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 4 or 5). To the extent any Banks under and as defined in the Second Amended and Restated Credit Agreement shall have any rights thereunder with respect to matters occurring prior to the Third Restatement Effective Date (including without limitation as to obligations with respect to loans outstanding thereunder, interest or fees owing thereunder or any costs under Sections 1.10, 1.11, 1A.06 or 3.04 of the Second Amended and Restated Credit Agreement), neither the Third Restatement Effective Date or the repayment of any amounts owing to such Banks shall limit or otherwise affect any of such Banks' rights under the Second Amended and Restated Credit Agreement and such Banks' rights shall remain in full force and effect as if the Third Restatement Effective Date has not occurred with respect to matters occurring prior to the Third Restatement Effective Date.

                  12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

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                  12.12 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations of the respective types being directly affected thereby): (i) extend the final scheduled maturity of any Loan or Note beyond the applicable Maturity Date or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank); (ii) release all or substantially all of the Collateral (except as expressly provided in the respective Credit Document);
(iii) amend, modify or waive any provision of this Section 12.12; (iv) reduce the percentage specified in, or otherwise modify, the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of A Term Loans, B Term Loans, Acquisition Loans, Acquisition Loan Commitments and Revolving Loan Commitments are included on the Restatement Effective Date); or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall: (t) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank) without the consent of such Bank; or (u) without the consent of any Issuing Bank effected thereby, amend, modify or waive any provision of Section 1A or alter its rights or obligations with respect to Letters of Credit; or (v) without the consent of the Agent, amend, modify or waive any provision of Section 11 or any other provision relating to the rights or obligations of the Agent; or (w) without the consent of the Collateral Agent, amend, modify or waive any provision of Section 11 or any other provision relating to the rights or obligations of the Collateral Agent; or (x) without the consent of the Required A Facility Banks, amend, modify or waive (I) Sections 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, Acquisition TL Percentage or Required A Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term

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Loans and Acquisition Loans in a manner adverse to the A Term Loans or (II)
Section 3.02(A)(b) or (y) without the consent of the Required B Facility Banks, amend, modify or waive Sections 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, Acquisition TL Percentage or Required B Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans and Acquisition Loans in a manner adverse to the B Term Loans or (II) Section 3.02(A)(c) or (z) without the consent of the Required Acquisition Facility Banks, amend, modify or waive (I) Section 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, Acquisition TL Percentage or Required Acquisition Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans and Acquisition Loans in a manner adverse to the Acquisition Loans or (II)
Section 3.02(A)(d) or the definition of Acquisition Loan Termination Date.

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of the first proviso to
Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section 1.12 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that such Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to clauses
(t)-(z) of the second proviso to Section 12.12(a).

                  (c) Notwithstanding anything to the contrary contained above in this Section 12.12, the Collateral Agent may (i) enter into amendments to the Subsidiaries Guaranty and the Security Documents for the purpose of adding additional Subsidiaries of the Borrower (or other Credit Parties) as parties thereto and (ii) enter into security documents to satisfy the requirements of Sections 7.15 and 7.17, in each case without the consent of the Required Banks.

                  12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 1A.06, 1B.06, 3.04, 11.06 and 12.01
shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

                  12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank.

                  12.15 Post-Closing Obligations. The Borrower hereby acknowledges that in connection with certain assignments hereof, any of the Agents or any of the Banks may be required to obtain a rating of the Obligations and Commitments hereunder. The Borrower hereby consents to any Agent or Bank providing to the respective rating agency such information regarding the Obligations and creditworthiness of the Parent and its Subsidiaries as is customary practice of such rating agency.

                  12.16 Default Exception. Notwithstanding anything to the contrary contained in this Agreement, the lack of a first perfected security interest being provided to the Secured Creditors by the Parent or any Subsidiary of the Parent as described in clause (y) of the definition of Excluded International Consolidated EBITDA and the failure of any such Person to execute and deliver a Guaranty or any Security Document shall not constitute a Default or Event of Default.

                  12.17 Special Provisions Regarding Other Amendments or Waivers. In order to induce the Banks with C Term Loan Commitments and B Revolving Loan Commitments to make C Term Loans or B Revolving Loans (or participate in B Letters of Credit), as the case may be, and for the benefit of such Banks and their successors and assigns, each Bank which executes this Agreement agrees for itself, and its successors and assigns, that:

                  (a) such Bank (including for this purpose its successors and assigns) will not (s) without the consent of each Bank, amend or modify any provision of this Section 12.17, (t) without the consent of each Bank, consent to the assignment or transfer by the Parent of any of its rights and obligations under this Agreement, (u) without the consent of any Issuing Bank affected thereby, amend, modify or waive any provision of Section 1B or alter its rights or obligations with respect to Letters of Credit, (v) without the consent of the Required A Facility Banks, amend, modify or waive Sections 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, C TL Percentage, Acquisition TL Percentage or Required A Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans, C Term Loans and Acquisition Loans in a manner adverse to the A Term Loans, (w) without the consent of the Required B Facility Banks, amend, modify or waive Sections 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, C TL Percentage, Acquisition TL Percentage or Required B Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans, C Term Loans and Acquisition Loans in a manner adverse to the B Term Loans, (x) without the consent of the Required C Facility Banks amend, modify or waive (I) Sections 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, C TL Percentage, Acquisition TL Percentage or Required C Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans, C Term Loans and Acquisition Loans in a manner adverse to the C Term Loans or
         (II) Section 3.02(A)(e), (y) without the consent of the Required Acquisition Facility Banks, amend, modify or waive Section 3.01(v), 3.01(vi), 3.02(B)(a)(i) or the definitions of A TL Percentage, B TL Percentage, C TL Percentage, Acquisition TL Percentage or Required Acquisition Facility Banks to the extent that, in any such case, such amendment, modification or waiver would alter the application of prepayments or repayments as between A Term Loans, B Term Loans, C Term Loans and Acquisition Loans in a manner adverse to the Acquisition Loans or (z) without the consent of Bankers Trust Company, amend the provisions of Section 1A.01(d) or the definition of Revolving Facility Borrowing Certificate in any manner adverse to the interests of Bankers Trust Company in its capacity as issuing bank under the Back-Stop Letter of Credit Agreement; and

                  (b) if, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(s) or (t) of Section 12.17(a) above, the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section
         1.12 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination, provided that such Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to sub-clauses (u) through (z), inclusive, of Section 12.17(a).

                  12.18 Post-Closing Actions. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

                  (a) UCC Filings; Filings with respect to Intellectual Property; etc. Parent and its Subsidiaries were not required to have filed (or cause to have filed) on or prior to the Third Restatement Effective Date Financing Statements (Form UCC-1) or any filings with the United States Patent and Trademark Office or the United States Copyright Office necessary to perfect the security interest purported to be created by the Security Agreement in the assets of HQ and its Subsidiaries. Not later than the 5th day after the Third Restatement Effective Date, Parent and its Subsidiaries shall have filed (or cause to have filed) all of such Financing Statements (Form UCC-1) and any filings with the United States Patent and Trademark Office or the United States Copyright Office necessary to perfect the security interest purported to be created by the Security Agreement in the assets of HQ and its Subsidiaries.

                  (b) Actions by Various Foreign Subsidiaries. Parent and its Subsidiaries shall be required to take the actions specified in Schedule XVIII as promptly as practicable, and in any event within the time periods set forth in said Schedule XVIII. The provisions of said Schedule XVIII shall be deemed incorporated by reference herein as fully as if set forth herein in its entirety.

                  (c) Good Standing of Subsidiaries. Within thirty (30) days following the Third Restatement Effective Date, the Parent shall have caused each of its Subsidiaries to take all actions as may be required to ensure that each such Subsidiary is in good standing under the laws of the jurisdiction of its organization.

                  (d) Updated Projections. Within fifteen (15) days following the Third Restatement Effective Date, the Parent shall have delivered to each Agent and each of the Banks updated consolidated projections in substantially the form of the Projections delivered on the Third Restatement Effective Date pursuant to Section 4.15, except such updated projection shall cover the period commencing on the Third Restatement Effective Date and ending on or after December 31, 2005 (with each reference to the "Projections" appearing in Section
6.05 hereof to be deemed to be a reference to the projections delivered pursuant to this Section 12.18(d) at all times after their delivery pursuant to this Section as if same had been delivered on the Third Restatement Effective Date).

                  (e) Subordination Agreement. The Parent and its Subsidiaries shall not be required to execute and deliver the Subordination Agreement on the Third Restatement Effective Date as otherwise required by Section 4.19 but shall instead be required to duly execute and deliver same to the Administrative Agent within 60 days after the Third Restatement Effective Date, (or, if later, the date of the execution and delivery of the Mezzanine Subordinated Note Documents).

                  (f) FrontLine Indemnification Contribution Agreement. Within 30 days following the Third Restatement Effective Date (or such later date as the Administrative Agent shall determine in its sole discretion), the Parent and FrontLine shall have duly authorized, executed and delivered to the Administrative Agent an indemnification contribution agreement in the form of Exhibit O hereto (as amended, modified or supplemented from time to time, the "FrontLine Indemnification Contribution Agreement"), and the FrontLine Indemnification Contribution Agreement shall be in full force and effect.

                  All conditions precedent and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in the Credit Documents), provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Third Restatement Effective Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 12.18 and (y) all representations and warranties relating to the Security Documents shall be required to be true immediately after the actions required to be taken by
Section 12.18 have been taken (or were required to be taken). The acceptance of the benefits of each Credit Event shall constitute a representation, warranty and covenant by each of the Parent and the Borrower to each of the Banks that the actions required pursuant to this Section 12.18 will be, or have been, taken within the relevant time periods referred to in this Section 12.18 and that, at such time, all representations and warranties contained in this Agreement and the other Credit Documents shall then be true and correct without any modification pursuant to this Section 12.18, and the parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to this Agreement.

                  12.19 Special Provisions Regarding Pledges of Equity Interests in, and Promissory Notes Owed by, Persons Not Organized in the United States. The parties hereto acknowledge and agree that the provisions of the various Security Documents executed and delivered by the Credit Parties require that, among other things, all promissory notes executed by, and capital stock and other equity interests in, various Persons owned by the respective Credit Party be pledged, and delivered for pledge, pursuant to the Security Documents. The parties hereto further acknowledge and agree that each Credit Party shall be required to take all actions under the laws of the jurisdiction in which such Credit Party is organized (each, a

"Qualified Jurisdiction") to create and perfect all security interests granted pursuant to the various Security Documents and to take all actions under the laws of each Qualified Jurisdiction to perfect the security interests in the capital stock and other equity interests of, and promissory notes issued by, any Person organized under the laws of such Qualified Jurisdictions (in each case, to the extent said capital stock, other equity interests or promissory notes are owned by any Credit Party). Except as provided in the immediately preceding sentence, to the extent any Security Document requires or provides for the pledge of promissory notes issued by, or capital stock or other equity interests in, any Person organized under the laws of a jurisdiction other than a Qualified Jurisdiction, it is acknowledged that, as of the Third Restatement Effective Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose capital stock or other equity interests are pledged, under the Security Documents. The Parent and the Borrower hereby agree that, following any request by the Administrative Agent or Required Banks to do so, Parent shall, and shall cause its Subsidiaries to, take such actions (including, without limitation, the execution of Additional Security Documents, the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction as are determined by the Administrative Agent or Required Banks to be necessary or desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents in the promissory notes issued by, or capital stock or other equity interests in, any Person organized in a non-Qualified Jurisdiction under the laws of such non-Qualified Jurisdiction. If requested to do so pursuant to this Section 12.19, all such actions shall be taken in accordance with the provisions of this Section 12.19 and Section 7.17 and within the time periods set forth therein. All conditions and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing and so that same are not violated by reason of the failure to take actions under local law (but only with respect to capital stock of, other equity interests in, and promissory notes issued by, Persons organized under laws of jurisdictions other than the Qualified Jurisdiction) not required to be taken in accordance with the provisions of this Section 12.19, provided that to the extent any representation or warranty would not be true because the foregoing actions were not taken, the respective representation of warranties shall be required to be true and correct in all material respects at such time as the respective action is required to be taken in accordance with the foregoing provisions of this Section 12.19 or pursuant to Section 7.17.

                  Section 13.  Parent Guaranty.

                  13.01 Guaranty. In order to induce the Agents, the Collateral Agent, the Issuing Banks and the Banks to enter into this Agreement and to extend credit hereunder, and to induce the other Guaranteed Creditors to enter into Interest Rate Protection or Other Hedging Agreements, and in recognition of the direct benefits to be received by the Parent from the proceeds of the Loans, the issuance of the Letters of Credit and the entering into of such Interest Rate Protection Agreements and Other Hedging Agreements, the Parent hereby agrees with the Guaranteed Creditors as follows: the Parent hereby unconditionally and irrevocably guaranties as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the

Borrower to the Guaranteed Creditors becomes due and payable hereunder, the Parent unconditionally and irrevocably promises to pay such indebtedness to the Agents and/or the other Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Agents and the other Guaranteed Creditors in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event the Parent agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Parent, notwithstanding any revocation of this Parent Guaranty or other instrument evidencing any liability of the Borrower, and the Parent shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  13.02 Bankruptcy. Additionally, the Parent, unconditionally and irrevocably, guaranties the payment of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence of any of the events specified in
Section 9.05, and irrevocably and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

                  13.03 Nature of Liability. The liability of the Parent hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower, any other guarantor or by any other party, and the liability of the Parent hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  13.04 Independent Obligation. The obligations of the Parent hereunder are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against the Parent whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. The Parent waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Parent.

                  13.05 Authorization. The Parent authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against a Borrower, any other Credit Party or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower, other Credit Parties or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection or Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection or Other Hedging Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent from its liabilities under this Parent Guaranty.

                  13.06 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of the Parent or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  13.07 Subordination. Any indebtedness of the Borrower now or hereafter owing to the Parent is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to the Parent shall be collected, enforced and received by the Parent for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of the Parent under the other provisions of this Parent Guaranty. Prior to the transfer by the Parent of any note or negotiable instrument evidencing any such indebtedness of the Borrower to the Parent, the Parent shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, the Parent hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Parent Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  13.08 Waiver. (a) The Parent waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust the security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. The Parent waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of the Borrower, the Parent, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment of the Guaranteed Obligations to the extent of such payment. The Guaranteed Creditors may, at their election, foreclose on any security held by the Agents, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Parent hereunder except to the extent the Guaranteed Obligations have been paid. The Parent waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent against the Borrower or any other party or any security.

                  (b) The Parent waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Parent Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. The Parent assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Parent assumes and incurs hereunder, and agrees that the Agents and the other Guaranteed Creditors shall have no duty to advise the Parent of information known to them regarding such circumstances or risks.

                  13.09 Nature of Liability. It is the desire and intent of the Parent and the Guaranteed Creditors that this Parent Guaranty shall be enforced against the Parent to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the Parent under this Parent Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Parent's obligations under this Parent Guaranty shall be deemed to be reduced and the Parent shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

  Address:
  -------
90 Park Avenue                       VANTAS INCORPORATED
Suite 3100                            (formerly known as Alliance
New York, New York  10016             National Incorporated)
Attention:  Michael Maturo
Telephone:  (212) 931-8025
Facsimile: (212) 931-8001            By: /s/ Stephen Rathkopf
                                        ------------------------------------
                                        Title: Assistant Secretary

15950 North Dallas Parkway           HQ GLOBAL HOLDINGS, INC.
Tower II, Suite 350
Dallas, TX 75248
Attention: Jill B. Louis             By: /s/ Jill B. Louis
Telephone: (972) 361-8100                -----------------------------------
Facsimile: (972) 361-8216                Title:  General Counsel


787 Seventh Avenue                   PARIBAS,
New York, New York  10019              Individually and as Administrative Agent
Attention:  Darryl Monasebian            and Arranger
Telephone:  (212) 841-2000
Facsimile:  (212) 841-2363

                                     By: /s/ Donald J. Ercole
                                        ------------------------------------
                                        Title: Managing Director

                                     By: /s/ Darryl M. Monasebian
                                        ------------------------------------
                                        Title: Director Merchant Banking Group


130 Liberty Street                   BANKERS TRUST COMPANY,
New York, NY 10006                     Individually and as Syndication Agent
Attention: Susan Swanezy
Telephone: (212) 250-2285            By: /s/ Steven P. Lapham
Facsimile: (212) 669-0743                -----------------------------------
                                         Title:  Director

390 Greenwich Avenue, 1st Floor      CITICORP REAL ESTATE, Inc.,
New York, NY 10013                     Individually and as Documentation Agent
Attention: David Bouton
Telephone: (212) 723-5884            By: /s/ David Bouton
Facsimile: (212) 723-8380                -----------------------------------
                                         Title:  Vice President

C/O ING Capital Advisors LLC             ING (U.S.) CAPITAL LLC,
333 S. Grand Avenue                         Individually and as Managing Agent
Suite 4250
Los Angeles, CA 90071                    By: /s/ David A. Mazujian
Attention: Michael  Hatley                   -----------------------------------
Telephone: (213) 346-3973                    Title:  Managing Director
Facsimile: (213) 346-3995


787 Seventh Avenue                        PARIBAS CAPITAL FUNDING LLC
New York, NY 10019
Attention: Michael Weinberg               By: /s/ Jeffrey J. Youle
Telephone: (212) 841-2000                     ----------------------------------
Facsimile: (212) 841-2363                     Title:  Director


2850 West Gold Road                       FIRST SOURCE FINANCIAL LLP
Suite 520
Rolling Meadows, Illinois 60008           By: First Source Financial, Inc.,
Attention: Robert Coseo                         its Agent/Manager
Telephone: (847) 734-2071
Facsimile: (847) 734-7910
                                          By: /s/ John P. Thacker
                                             -----------------------------------
                                               Title: Senior Vice President


One State Street                          IBJ WHITEHALL BANK & TRUST
New York, New York 10004                      COMPANY (formerly, IBJ Schroder
Attention: Patricia McCormack                 Bank & Trust Company)
Telephone: (212) 858-2641
Facsimile: (212) 858-2768                 By: /s/ Patricia G. McCormack
                                             -----------------------------------
                                              Title:  Managing Director

Two Renaissance Square                    PILGRIM PRIME RATE TRUST
40 North Central Avenue
Suite 1200                                By: Pilgrim Investments, Inc.,
Phoenix, Arizona 85004-3444                     as its investment manager
Attention: Jeffrey A. Bakalar
Telephone: (602) 417-8252
Facsimile: (602) 417-8327                 By: /s/ Jeffrey A. Bakalar
                                             -----------------------------------
                                             Title:  Senior Vice President

500 West Monroe Street                    HELLER FINANCIAL, INC.
Chicago, Illinois 60661
Attention: Linda Wolf
Telephone: (312) 441-7894                 By: /s/ David R. Campbell
Facsimile: (312) 441-7357                    -----------------------------------
                                             Title: Vice President


One South Wacker Drive                    SRF TRADING, INC.
33rd Floor
Chicago, Illinois 60603
Attention: James R. Fellows               By: /s/ Kelly Walker
Telephone: (312) 368-5641                    ----------------------------------
Facsimile: (312) 368-7857                    Title: Vice President



One South Wacker Drive                     STEIN ROE & FARNHAM CLO1 LTD.,
33rd Floor                                 By Stein Roe & Farnham Incorporated,
Chicago, Illinois 60603                    as Portfolio Manager
Attention: James R. Fellows
Telephone: (312) 368-5641
Facsimile: (312) 368-7857                  By: /s/ James R. Fellows
                                               --------------------------------
                                               Title:  Senior Vice President &
                                                       Portfolio  Manager

450 West 33rd Street - 15th Floor          KZH ING-2 LLC
New York, NY  10001
Attention:  Virginia Conway                By: /s/ Peter Chin
Telephone: (212) 946-7575                      ---------------------------------
Facsimile: (212) 946-7776                      Title:  Authorized Agent

333 S. Grand Avenue                        THE ING CAPITAL SENIOR SECURED HIGH
Suite 4250                                  INCOME FUND, L.P.
Los Angeles, CA  90071
Attention:  Michael Hatley                 By: ING Capital Advisors LLC
Telephone: (213) 346-3972                        as Investment Advisor
Facsimile: (213) 346-3795
                                           By: /s/ Greg Masuda, CFA
                                              ---------------------------------
                                              Title: Vice President


One East Fourth Street                     THE PROVIDENT BANK
MS 216A
Cincinnati, OH 45202
Attention: Christopher Gribble             By: /s/ Nick Jevic
Telephone: (513) 579-2750                      ---------------------------------
Facsimile: (513) 579-2858                      Title:  Senior Vice President

                                                                                                                         SCHEDULE I
                                                                                                                         ----------

                                                            COMMITMENTS

                                                                      Acquisition    A Revolving       B Revolving
                  Existing A         Existing B        C Term Loan       Loan           Loan              Loan
      Bank        Term Loans         Term Loans         Commitment    Commitment     Commitment        Commitment         Total
      ----        ----------         ----------         ----------    ----------     ----------        ----------         -----
Paribas           $5,730,657.92       $994,436.69   $11,412,852.82  $1,649,746.15   $5,256,582.84      $3,495,186.18  $28,539,462.62

First Source      $2,302,631.58     $7,309,109.88                                   $3,850,000.00                     $13,461,741.46
Financial LLP

IBJ Whitehall     $3,955,592.12     $2,970,879.69                                   $1,000,000.00                      $7,926,471.80
Bank & Trust
Company

Pilgrim Prime                       $7,458,275.39                                                                      $7,458,275.39
Rate Trust

Paribas Capital                    $14,854,398.48                                                                     $14,854,398.48
Funding LLC

European          $3,571,875.00                                     $1,607,142.00   $2,677,858.00                      $7,856,875.00
American Bank

BHF (USA)         $3,289,473.68                                       $500,000.00   $4,500,000.00                      $8,289,473.68
Capital
Corporation

Bank Austria      $4,934,210.53                                     $1,000,000.00   $6,500,000.00                     $12,434,210.53
Creditanstalt
Corporate
Finance Inc.

Heller                             $14,916,550.76                                                                     $14,916,550.76
Financial, Inc.

SRF Trading,                        $4,972,183.59                                                                      $4,972,183.59
Inc.

KZH ING-2 LLC                       $4,972,183.59                                                                      $4,972,183.59

The ING Capital                     $2,088,317.11                                                                      $2,088,317.11
Senior Secured
High Income
Fund, L.P.


                                                                                                                         SCHEDULE I
                                                                                                                         ----------
                                                                                                                             Page 2


                                                                      Acquisition    A Revolving       B Revolving
                  Existing A         Existing B        C Term Loan       Loan           Loan              Loan
      Bank        Term Loans         Term Loans         Commitment    Commitment     Commitment        Commitment         Total
      ----        ----------         ----------         ----------    ----------     ----------        ----------         -----

Balanced High                       $9,944,367.17                                                                     $9,944,367.17
Yield Fund II
Limited

The Provident     $1,215,559.16     $4,345,623.98                     $243,111.85   $1,215,559.16                     $7,019,854.15
Bank

Pacifica                            $9,576,490.08                                                                     $9,576,490.08
Partners I, L.P

Stein Roe &                         $4,972,183.59                                                                     $4,972,183.59
Farnham CLO-1
Ltd.

ING (U.S.)                                          $22,146,786.80                                     $6,782,453.46  $28,929,240.26
Capital LLC

Citicorp Real                                       $33,220,180.19                                    $10,173,680.18  $43,393,860.36
Estate, Inc.

Bankers Trust                                       $33,220,180.19                                    $10,173,680.18  $43,393,860.36
Company

       Totals:      $25,000,000       $89,375,000     $100,000,000     $5,000,000     $25,000,000        $30,625,000    $275,000,000

-----------------------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE II
                                                                     -----------


                                    INSURANCE
                                    ---------

       [ALL SCHEDULES (EXCEPT SCHEDULE I) TO BE PROVIDED BY THE BORROWER]

                                                                   SCHEDULE III
                                                                   ------------


                                   PROJECTIONS
                                   -----------

                                                                    SCHEDULE IV
                                                                    -----------



                                  REAL PROPERTY
                                  -------------



                                                                   Mortgage
   Property                        Owned/Leased                     Yes/No
   --------                        ------------                     ------

                                                                     SCHEDULE V
                                                                     ----------


                              CONCENTRATION ACCOUNT
                              ---------------------


Concentration Bank                            Concentration Account
------------------                            ---------------------

                                                                     SCHEDULE VI
                                                                     -----------



                                   TAX MATTERS
                                   -----------

                                                                    SCHEDULE VII
                                                                    ------------



                                      ERISA
                                      -----

                                                                   SCHEDULE VIII
                                                                   -------------



                                 CAPITALIZATION
                                 --------------

                                                                    SCHEDULE IX
                                                                    -----------



                                  SUBSIDIARIES
                                  ------------

Percent
Name of Subsidiary           Direct Owner              Ownership
------------------           ------------              ---------

                                                                     SCHEDULE X
                                                                     ----------



                              EXISTING INDEBTEDNESS
                              ---------------------

                                                                     SCHEDULE XI
                                                                     -----------


                               MATERIAL CONTRACTS
                               ------------------

                                                                    SCHEDULE XII
                                                                    ------------



                                 EXISTING LIENS
                                 --------------

                                                                   SCHEDULE XIII
                                                                   -------------


                            BUSINESS CENTERS; OWNERS
                            ------------------------

                           DUE DILIGENCE REQUIREMENTS
                           --------------------------

                                                                     SCHEDULE XV
                                                                     -----------


                                  CHANGED NAMES
                                  -------------

                                                                    SCHEDULE XVI
                                                                    ------------


                           EXISTING LETTERS OF CREDIT
                           --------------------------

                                                                   SCHEDULE XVII



                          INDEBTEDNESS TO BE REFINANCED
                          -----------------------------


                                                        TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Section 1.  Amount and Terms of Credit............................................................................1

         1.01  The Commitments....................................................................................1
         1.02  Minimum Amount of Each Borrowing...................................................................3
         1.03  Notice of Borrowing................................................................................4
         1.04  Disbursement of Funds..............................................................................4
         1.05  Notes..............................................................................................5
         1.06  Conversions........................................................................................7
         1.07  Pro Rata Borrowings................................................................................8
         1.08  Interest...........................................................................................8
         1.09  Interest Periods...................................................................................9
         1.10  Increased Costs, Illegality, etc..................................................................10
         1.11  Compensation......................................................................................12
         1.12  Replacement of Banks..............................................................................13

Section 1A.  A Letters of Credit.................................................................................15

         1A.01  A Letters of Credit..............................................................................15
         1A.02  Minimum Stated Amount............................................................................16
         1A.03  A Letter of Credit Requests......................................................................17
         1A.04  A Letter of Credit Participations................................................................17
         1A.05  Agreement to Repay A Letter of Credit Drawings...................................................19
         1A.06  Increased Costs..................................................................................19

Section 1B.  B Letters of Credit.................................................................................20

         1B.01 B Letters of Credit...............................................................................20
         1B.02  Minimum Stated Amount............................................................................21
         1B.03  B Letter of Credit Requests......................................................................21
         1B.04  B Letter of Credit Participations................................................................22
         1B.05  Agreement to Repay B Letter of Credit Drawings...................................................24
         1B.06  Increased Costs..................................................................................24

Section 2.   Commitment Commission; Fees; Reductions of Commitment...............................................25

         2.01  Fees..............................................................................................25
         2.02  Voluntary Termination of Unutilized Commitments...................................................27
         2.03  Mandatory Reduction of Commitments................................................................28

Section 3.  Prepayments; Payments; Taxes.........................................................................29

         3.01  Voluntary Prepayments.............................................................................29
         3.02  Mandatory Repayments and Commitment Reductions....................................................30

                                      (i)

                                                                                                               Page
                                                                                                               ----

         3.03  Method and Place of Payment.......................................................................38
         3.04  Net Payments......................................................................................38

Section 4.  Conditions Precedent to Loans on the Third Restatement Effective Date................................40

         4.01  Execution of Agreement; Notes.....................................................................40
         4.02  Officer's Certificate.............................................................................40
         4.03  Opinions of Counsel...............................................................................40
         4.04  Company Documents; Proceedings....................................................................41
         4.05  Plans; Shareholders' Agreements; Management Agreements; Employment Agreements; Collective
                  Bargaining Agreements; Debt Agreements; Affiliate Contracts; Tax Sharing Agreements and
                  Material Contracts.............................................................................41
         4.06  Consent Letter....................................................................................43
         4.07  Pledge Agreement..................................................................................43
         4.08  Security Agreement................................................................................43
         4.09  Subsidiaries Guaranty.............................................................................44
         4.10     Material Adverse Change, etc...................................................................44
         4.11  Litigation........................................................................................44
         4.12  Fees, etc.........................................................................................45
         4.13  Solvency Certificate; Insurance Analyses..........................................................45
         4.14  Approvals.........................................................................................45
         4.15  Financial Statements; Projections; Compliance Letter; Compliance Certificate......................45
         4.16  Consummation of the Acquisitions; Preferred Equity Financing; Senior Subordinated Notes; etc......46
         4.17  Refinancing.......................................................................................49
         4.18  Second Amended and Restated Credit Agreement; etc.................................................50
         4.19 Subordination Agreement............................................................................50

Section 5.  Conditions Precedent to All Credit Events............................................................51

         5.01  No Default; Representations and Warranties........................................................51
         5.02  Notice of Borrowing; Letter of Credit Request.....................................................51

Section 6.  Representations, Warranties and Agreements...........................................................51

         6.01  Company Status....................................................................................52
         6.02  Company Power and Authority.......................................................................52
         6.03  No Violation......................................................................................52
         6.04  Governmental Approvals............................................................................53
         6.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..............53
         6.06  Litigation........................................................................................55
         6.07  True and Complete Disclosure......................................................................55
         6.08  Use of Proceeds; Margin Regulations...............................................................55
         6.09  Tax Returns and Payments..........................................................................56
         6.10  Compliance with ERISA.............................................................................56


                                      (ii)

                                                                                                               Page
                                                                                                               ----

         6.11  The Security Documents............................................................................57
         6.12  Representations and Warranties in the Documents...................................................58
         6.13  Properties........................................................................................58
         6.14  Capitalization....................................................................................59
         6.15  Subsidiaries......................................................................................60
         6.16  Compliance with Statutes, etc.....................................................................60
         6.17  Investment Company Act............................................................................60
         6.18  Public Utility Holding Company Act................................................................60
         6.19  Environmental Matters.............................................................................60
         6.20  Labor Relations...................................................................................61
         6.21  Patents, Licenses, Franchises and Formulas........................................................61
         6.22  Indebtedness......................................................................................62
         6.23  Restrictions on or Relating to Subsidiaries.......................................................62
         6.24  Foreign Pension Plans.............................................................................63
         6.25  The Transaction...................................................................................63
         6.26  Concentration Account.............................................................................63
         6.27  Material Contracts................................................................................63
         6.28  Business Centers; Owners..........................................................................63
         6.29  Senior Subordinated Notes; etc....................................................................63
         6.30  Special Purpose Corporation.......................................................................64
         6.31  Foreign Assets Control Regulations................................................................64
         6.32  Common Carrier....................................................................................64
         6.33  Customers.........................................................................................64

Section 7.  Affirmative Covenants................................................................................65

         7.01  Information Covenants.............................................................................65
         7.02  Books, Records and Inspections....................................................................68
         7.03  Maintenance of Property, Insurance................................................................69
         7.04  Corporate Franchises..............................................................................70
         7.05  Compliance with Statutes, etc.....................................................................70
         7.06  Compliance with Environmental Laws................................................................70
         7.07  ERISA.............................................................................................71
         7.08  End of Fiscal Years; Fiscal Quarters..............................................................72
         7.09  Performance of Obligations........................................................................72
         7.10  Payment of Taxes..................................................................................72
         7.11  Interest Rate Protection..........................................................................73
         7.12  Use of Proceeds...................................................................................73
         7.13  Intellectual Property Rights......................................................................73
         7.14  PIK Preferred Stock; etc..........................................................................73
         7.15  Permitted Acquisitions............................................................................73
         7.16  Register..........................................................................................78
         7.17  Further Actions...................................................................................78
         7.18  Concentration Account; Lockboxes, etc.............................................................79
         7.19  Contributions; Payments; etc......................................................................80
         7.20. Name Change.......................................................................................80

                                     (iii)

                                                                                                               Page
                                                                                                               ----
Section 8.  Negative Covenants...................................................................................80

         8.01  Liens.............................................................................................80
         8.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................82
         8.03  Dividends.........................................................................................83
         8.04  Concentration Account; Lockboxes..................................................................84
         8.05  Indebtedness......................................................................................84
         8.06  Advances, Investments and Loans...................................................................86
         8.07  Transactions with Affiliates......................................................................88
         8.08  Capital Expenditures..............................................................................88
         8.09  Fixed Charge Coverage Ratio.......................................................................90
         8.10  Interest Coverage Ratio...........................................................................90
         8.11  Maximum Total Leverage Ratio......................................................................91
         8.12  Maximum Senior Leverage Ratio.....................................................................92
         8.13  Minimum EBITDA....................................................................................92
         8.14     Limitation on Voluntary Payments and Modification of Existing
                  Indebtedness; Limitation on Modifications of Certificate of Incorporation,
                  By-Laws and Certain Other Agreements; etc......................................................93
         8.15  Limitation on Certain Restrictions on Subsidiaries................................................95
         8.16  Limitation on Issuance of Capital Stock and Other Equity Interests................................96
         8.17  Business..........................................................................................96
         8.18  Limitation on Creation of Subsidiaries and Joint Ventures.........................................97
         8.19  Lease Agreements..................................................................................97
         8.20  Special Override Provisions.......................................................................97

Section 9.  Events of Default....................................................................................97

         9.01  Payments..........................................................................................97
         9.02  Representations, etc..............................................................................97
         9.03  Covenants.........................................................................................98
         9.04  Default Under Other Agreements....................................................................98
         9.05  Bankruptcy, etc...................................................................................98
         9.06  ERISA.............................................................................................99
         9.07  Security Documents................................................................................99
         9.08  Guaranties.......................................................................................100
         9.09  Judgments........................................................................................100
         9.10  Change in Control................................................................................100

9.11 Existing Letter of Credit Back-Stop Arrangements; Existing Letter of Credit Cash Collateral Arrangements...100


9.12  FrontLine Indemnification Contribution Agreement..........................................................100


Section 10.  Definitions and Accounting Terms...................................................................101

         10.01  Defined Terms...................................................................................101



                                      (iv)

                                                                                                               Page
                                                                                                               ----
Section 11.  The Agents.........................................................................................141

         11.01  Appointment.....................................................................................141
         11.02  Nature of Duties................................................................................142
         11.03  Lack of Reliance on the Agents..................................................................142
         11.04  Certain Rights of the Agents....................................................................142
         11.05  Reliance........................................................................................142
         11.06  Indemnification.................................................................................143
         11.07  Each Agent in Its Individual Capacity...........................................................143
         11.08  Holders.........................................................................................143
         11.09  Resignation by the Agents.......................................................................143
         11.10.  Collateral Matters; Special Authorizations.....................................................144
         11.11.  Delivery of Information........................................................................146

Section 12.  Miscellaneous......................................................................................146

         12.01  Payment of Expenses, etc........................................................................146
         12.02  Right of Setoff.................................................................................147
         12.03  Notices.........................................................................................147
         12.04  Benefit of Agreement............................................................................148
         12.05  No Waiver; Remedies Cumulative..................................................................149
         12.06  Payments Pro Rata...............................................................................150
         12.07  Calculations; Computations......................................................................150
         12.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..........................150
         12.09  Counterparts....................................................................................152
         12.10  Effectiveness...................................................................................152
         12.11  Headings Descriptive............................................................................152
         12.12  Amendment or Waiver.............................................................................153
         12.13  Survival........................................................................................154
         12.14  Domicile of Loans...............................................................................154
         12.15  Post-Closing Obligations........................................................................154
         12.16  Default Exception...............................................................................154
         12.17  Special Provisions Regarding Other Amendments or Waivers........................................155
         12.18  Post-Closing Actions............................................................................156
         12.19  Special Provisions Regarding Pledges of Equity Interests in, and Promissory
                Notes Owed by, Persons Not Organized in the United States.......................................157

Section 13.  Parent Guaranty....................................................................................158

         13.01  Guaranty........................................................................................158
         13.02  Bankruptcy......................................................................................159
         13.03  Nature of Liability.............................................................................159
         13.04  Independent Obligation..........................................................................159
         13.05  Authorization...................................................................................160
         13.06  Reliance........................................................................................160
         13.07  Subordination...................................................................................161
         13.08  Waiver..........................................................................................161
         13.09  Nature of Liability.............................................................................162

                                      (v)

         SCHEDULE I             -        COMMITMENTS
         SCHEDULE II            -        INSURANCE
         SCHEDULE III           -        PROJECTIONS
         SCHEDULE IV            -        REAL PROPERTY
         SCHEDULE V             -        CONCENTRATION ACCOUNT
         SCHEDULE VI            -        TAX MATTERS
         SCHEDULE VII           -        ERISA
         SCHEDULE VIII          -        CAPITALIZATION
         SCHEDULE IX            -        SUBSIDIARIES
         SCHEDULE X             -        EXISTING INDEBTEDNESS
         SCHEDULE XI            -        MATERIAL CONTRACTS
         SCHEDULE XII           -        EXISTING LIENS
         SCHEDULE XIII          -        BUSINESS CENTERS; OWNERS
         SCHEDULE XIV           -        DUE DILIGENCE REQUIREMENTS
         SCHEDULE XV            -        CHANGED NAMES
         SCHEDULE XVI           -        EXISTING LETTERS OF CREDIT
         SCHEDULE XVII          -        INDEBTEDNESS TO BE REFINANCED
         SCHEDULE XVIII         -        POST-CLOSING ACTIONS
         SCHEDULE XIX           -        EXISTING INVESTMENTS
         SCHEDULE XX            -        DEVELOPMENT ASSETS
         SCHEDULE XXI           -        CUSTOMERS

         EXHIBIT A-1            -        FORM OF NOTICE OF BORROWING
         EXHIBIT A-2            -        FORM OF NOTICE OF CONVERSION
         EXHIBIT B-1            -        FORM OF A TERM NOTE
         EXHIBIT B-2            -        FORM OF B TERM NOTE
         EXHIBIT B-3            -        FORM OF C TERM NOTE
         EXHIBIT B-4            -        FORM OF ACQUISITION NOTE
         EXHIBIT B-5            -        FORM OF A REVOLVING NOTE
         EXHIBIT B-6            -        FORM OF B REVOLVING NOTE
         EXHIBIT B-7            -        FORM OF LETTER OF CREDIT REQUEST
         EXHIBIT C              -        FORM OF SECTION 3.04(b)(ii) CERTIFICATE
         EXHIBIT D              -        FORM OF OPINION OF BROWN & WOOD LLP
         EXHIBIT E              -        FORM OF OFFICERS' CERTIFICATE OF CREDIT
                                            PARTIES

         EXHIBIT F              -        FORM OF AMENDED AND RESTATED
                                            PLEDGE AGREEMENT
         EXHIBIT G              -        FORM OF AMENDED AND RESTATED
                                            SECURITY AGREEMENT
         EXHIBIT H              -        FORM OF AMENDED AND RESTATED
                                            SUBSIDIARIES GUARANTY
         EXHIBIT I              -        FORM OF SOLVENCY CERTIFICATE
         EXHIBIT J              -        FORM OF CONSENT LETTER

         EXHIBIT K              -        FORM OF BANK ASSIGNMENT AND
                                            ASSUMPTION AGREEMENT
         EXHIBIT L              -        FORM OF INTERCOMPANY NOTE
         EXHIBIT M              -        FORM OF SUBORDINATION AGREEMENT
         EXHIBIT N              -        FORM OF MEZZANINE SUBORDINATED NOTE
                                         PURCHASE AGREEMENT
         EXHIBIT O              -        FORM OF FRONTLINE INDEMNIFICATION
                                         CONTRIBUTION AGREEMENT

                                     (viii)